UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2018

Annual Report

Touchstone Strategic Trust

Touchstone Flexible Income Fund

Touchstone Focused Fund

Touchstone Growth Opportunities Fund

Touchstone International Growth Fund

Touchstone International Value Fund

Touchstone Mid Cap Growth Fund

Touchstone Sands Capital Emerging Markets Growth Fund

Touchstone Small Cap Growth Fund

Touchstone Sustainability and Impact Equity Fund

This report identifies the Funds' investments on March 31, 2018. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide this Annual Report for the Touchstone Strategic Trust. Inside you will find key financial information, as well as fund manager commentaries, for the 12 months ended March 31, 2018.

The worldwide economic recovery gained momentum during 2017 as economies participated in what could be characterized as a “synchronized global expansion.” The United States, Japan, the European Union and China all reported solid economic growth. Despite the solid economic fundamentals through much of the last 12 months, early 2018 saw an increase in market volatility as tariffs and trade tensions raised the specter of an escalating global trade war. Monetary policies across the major central banks remained divergent throughout the period as the Bank of Japan and the European Central Bank maintained accommodative stances, while the U.S. Federal Reserve Board (Fed) continued moving toward its goal of monetary policy normalization by raising rates three times in the fiscal year. Additionally, the Fed announced and began executing on plans to reduce the size of its balance sheet by selling securities it had acquired during its quantitative easing programs; this is expected to take place over a number of years.

Global equities posted strong returns with most broad indices generating double-digit returns. Non-U.S. markets led the way, with emerging market equities producing particularly strong performance. Within the U.S. equity markets, growth-oriented stocks outpaced their value-oriented counterparts, while large capitalization stocks outperformed small- and mid-capitalization stocks.

The Fed’s three rate hikes during the year pushed short-term rates higher and, after spending most of the year range bound, longer-term rates rose late in the fiscal year. While rising rates limited gains, investment grade bonds were still able to produce positive returns for the year. Amid stronger economic growth and a low default environment, non-investment grade bonds enjoyed tightening credit spreads and led the fixed income market.

After nearly a decade of strong gains, many investors may be wondering whether the volatility of early 2018 marks a turning point for the capital markets. We would offer the same counsel as always: maintain a long-term approach. Rather than reacting to last month’s returns, work with your financial advisor to establish an investment plan that will help you achieve your long-term financial objectives.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Strategic Trust

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Management's Discussion of Fund Performance (Unaudited)

Touchstone Flexible Income Fund

Sub-Advised by ClearArc Capital, Inc.

Investment Philosophy

The Touchstone Flexible Income Fund seeks a high level of income consistent with reasonable risk and seeks capital appreciation as a secondary goal. The Fund primarily invests in income-producing securities such as debt securities, common stocks and preferred stocks. The Fund’s sub-advisor seeks to provide value by investing in asset classes that appear to be attractive based on their risks and in companies with attractive price-to-cash flow ratios. The Fund seeks returns by investing across a broader array of investments than traditional investment-grade fixed-income funds, and ClearArc believes that a low correlation between various asset classes leads to stability of expected returns.

Fund Performance

The Touchstone Flexible Income Fund (Class A Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 3.46 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 1.20 percent.

Market Environment

Volatility was low for much of the 12-month period that ended on March 31, 2018, which saw a transition to a new U.S. Federal Reserve Board (Fed) Chairman, and continued slow interest rate hikes. This favorable environment for risky assets continued a trend we have seen for some time; however, market conditions changed near the end of the period. The first calendar quarter of 2018 saw an inflection in which equity volatility picked up. The Chicago Board Options Exchange Volatility Index (VIX), which measures expected volatility in the S&P 500® Index, spiked. This was driven by higher interest rates, rising inflation expectations and climbing economic growth expectations due to recently passed tax legislation in the U.S.

Over the 12 months, the U.S. dollar depreciated, confounding investors who were convinced that rising interest rates would cause the opposite. The U.S. dollar’s status as the global reserve currency appears to be starting to slowly erode due to the emergence of China and diminishing American influence in certain areas of the world. The weak U.S. dollar has generally kept financial conditions easy. However, as interest rates climbed in the first quarter of 2018 there was a sense that financial conditions may finally be getting tighter. For example, the three-month London Interbank Offer Rate (LIBOR) rose, as short-term borrowers demanded more return for the risks they were taking.

Over the full period, the yield curve in the U.S. flattened, with 2-year yields rising and 30-year yields falling. Inflation expectations moved down at the start of the year, but then started a climb that continued until the end of the period. The breakeven inflation rate, which is the yield difference between Treasury Inflation Protected Securities (TIPS) and a nominal fixed-rate Treasury of similar maturity, indicated the market expects higher future inflation.

Equity markets delivered the best return for the period, with the S&P 500® Index up despite the pick-up in interest rate volatility toward the end of the period. Bonds generated positive low returns but corporate credit performed well among major bond sectors despite rising interest rates. Preferreds had a strong year relative to credit, driven by shorter duration securities and European issuers, although these too lost momentum in the last quarter. Emerging markets generally saw strong returns too, but again, momentum faded as we moved into 2018. In contrast, the Real Estate Investment Trusts (REIT) market had a difficult year after a long run of outperformance. REITs experienced mid-single-digit negative total returns as investors fretted about interest

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Management's Discussion of Fund Performance (Unaudited) (Continued)

rate pressures, REITs being net losers in the recent tax cuts, and accelerating REIT supply. Rounding out the major asset classes, commodities, including gold and oil, had a strong year.

Portfolio Review

The Fund’s shorter duration relative to the benchmark helped performance as interest rates rose. For much of the year, the market embraced risk as equities delivered strong performance. In addition, the credit environment was a positive during the period, especially for preferreds. On a relative basis, the preferred allocation represented the largest contributor to the Fund’s relative returns.

Turning to performance within asset classes, the bond portion of the Fund outperformed the benchmark. Top contributors included Commercial Mortgage-Backed Securities (CMBS) and residential Mortgage-Backed Securities (MBS). CMBS and MBS holdings both benefited from favorable security selection. Detracting from performance within the bond allocation was weak security selection within corporate bonds.

Preferred equities provided the biggest boost to the Fund’s relative returns, primarily due to strong security selection. Top contributors within the allocation were floating rate securities, shorter duration hybrids and European holdings. We started adding floating rate and shorter duration hybrid preferreds during the second half of 2016 and continued into 2017. Towards the end of the 12-month period, U.S. hybrid preferreds became rich after a rally, leading us to take profits and reduce the Fund’s exposure. Top performers among floating rate preferreds included Catlin Insurance Co., Ltd., NextEra Energy, Inc., and Reinsurance Group of America, Inc. Large contributors among the Fund’s European preferreds included Credit Agricole SA, Societe Generale SA, and BNP Paribas SA.

Security selection within the Fund’s common equity allocation contributed to relative outperformance. Top equity performers included The Boeing Co. (Industrials sector), AbbVie Inc. (Health Care sector), The Estée Lauder Companies Inc. (Consumer Staples sector), Illinois Tool Works Inc. (Industrials sector), Valero Energy Corp. (Energy sector), Visa Inc. (Financials sector), and Raytheon Co. (Industrials sector). The Fund’s exchange traded fund (ETF) exposure saw Japanese and European equity ETFs deliver strong returns while a Chinese equity ETF and gold miner ETF represented the largest detractors. The Fund’s REIT holdings Crown Castle International Corp. and Prologis, Inc. contributed to Fund performance. We sold underperforming REITs such as Kimco Realty Corp., Boston Properties, Inc. and Ventas, Inc.

The Fund’s derivatives, namely the VIX volatility hedges had an overall drag on performance during the period. This was due to an expectation that volatility would increase when in fact, the market experienced an extraordinarily low level of volatility for most of the year. However, as volatility spiked up during the first calendar quarter of 2018, this hedge had a positive impact on returns.

Outlook

It appears the investment environment is becoming binary and extreme. After a robust return environment over the last few years, the recent increase in volatility should force risk managers to adjust to a more conservative stance. Moreover, now that U.S. tax cuts have been priced in it is not clear if there will be another catalyst to drive markets higher. Global debt levels remain elevated. This high leverage may exacerbate any moves in inflation, up or down. In addition, there is little tolerance for tighter money or higher interest rates. We are monitoring U.S. dollar movements and Fed actions to assess the tightness of financial conditions. The tone from Washington D.C. remains protectionist on global trade and the new Fed chairman appears determined to normalize interest rates by raising them to match inflation.

Our base case scenario continues to call for a reflationary environment, though we are not expecting significant inflation in 2018. There is no change in our belief that inflation risks persist, or that in the remainder of this year, these risks are rising. Over the near- to medium-term, we continue to view inflation as likely to surprise

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

to the upside. Global labor markets continue to tighten, the U.S. dollar remains weak and an uptrend in oil and other commodity prices prevail. Tax stimulus in the U.S. also contributes to a more inflationary environment, which could make economic growth less sustainable. Finally, implementation of Chinese reforms may actually stifle growth but, for the moment, it appears any slowdown will be mild. We are keeping a close eye on China, which is now the world’s second largest economy.

The Fund continues to be defensively positioned, as we believe the market environment will be more volatile going forward driven by its less than certain view on central bank policy, as well as the prospect of an end to the strong move higher in global economic growth. Therefore, we think remaining focused on high-quality securities and patiently waiting for opportunity is paramount.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

6

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Flexible Income Fund - Class A* and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was April 1, 2004, October 29, 2001, September 1, 1998 and September 10, 2012, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of the Fifth Third/Maxus Income Fund Investor shares, with an inception date of March 10, 1985, for periods prior to April 1, 2004, October 29, 2001 and September 1, 1998, respectively. Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 10, 2012. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

7

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund may invest in companies of any market capitalization. The Fund seeks to invest in companies that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Focused Fund (Class A Shares) underperformed its primary benchmark, the Russell 3000® Index (the “Index” or “benchmark”), and its secondary benchmark, the S&P 500® Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 10.13 percent (calculated excluding the maximum sales charge), while the total return of the Russell 3000® Index was 13.81 percent and the total return of the S&P 500® Index was 13.99 percent.

Market Environment

In the last three quarters of 2017, U.S. equities continued the bull market that began in 2009 as the market experienced low volatility and ended the year near all-time highs. Solid financial conditions and strong profit growth were the key drivers. Markets benefited from an added boost in the later stages of 2017 as the White House and Congressional Republican leaders coalesced around a plan for tax reform. In the first quarter of 2018, the major theme in the U.S. equity market was the return of volatility. The primary drivers were concerns over higher interest rates and uncertainty about trade relations. The U.S. equity market experienced the first correction in more than a year and ended the quarter down slightly. Sectors that led the market higher included Information Technology, Financials, Industrials, and Consumer Discretionary. Telecommunication Services, Real Estate, Consumer Staples, Energy, and Utilities underperformed the Index during the period. The Health Care sector performed in line with the Index.

Portfolio Review

Within the Fund, the Real Estate, Consumer Discretionary, Financials, and Consumer Staples sectors outperformed relative to the benchmark. Sectors that lagged relative to the benchmark included Industrials, Energy, Information Technology, Materials, and Telecommunication Services. Stock selection detracted from Fund performance for the 12-month period. Sector allocation contributed primarily due to the underweights to Consumer Staples and Utilities and the overweight to Information Technology stocks. Cash holdings had a negative impact to performance given the positive move in the market.

The Fund’s top contributing stocks relative to the benchmark were Amazon.com Inc., Yum China Holdings Inc. (both Consumer Discretionary sector) and Jones Lang Lasalle Inc. (Real Estate sector). Amazon.com rose due to acceleration of growth in Prime and Amazon Web Services. Yum China rose primarily due to higher margins and strength in its KFC brand in the Chinese market. Jones Lang Lasalle rose on higher fee revenue from leasing and property management.

Stocks that detracted the most include General Electric Co., Stericycle Inc. (both Industrials sector) and Simon Property Group Inc. (Real Estate sector). General Electric declined due to weakness in oil, gas, and power end markets combined with the guidance and dividend reset among other concerns. Stericycle fell on pricing pressure among small quantity medical waste customers and weakness in its communication services unit. Simon Property Group declined primarily due to investor concerns about an over-supplied retail sector in the U.S.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

From a market cap perspective, the Fund maintained an underweight to smaller-cap stocks (companies with a market cap below $2 billion). The Index weight to this segment is 4.0 percent compared to 0.0 percent for the Fund. The Fund remained underweight to mid-cap businesses, which now comprise 10.5 percent of assets, compared to an Index weight of 13.4 percent. Lastly, the Fund continued to maintain an overweight to larger-cap businesses (companies with a market cap above $10 billion). The Fund’s weight to that segment is currently 87.1 percent versus the Index weight of 82.6 percent.

During the period, the Fund bought Starbucks Corp. (Consumer Discretionary sector), Signature Bank, Bank of the Ozarks Inc. (both Financials sector), and Facebook Inc. (Information Technology sector). The Fund sold Vista Outdoor Inc. (Industrials sector), Abbott Laboratories (Health Care sector),The Bank of New York Mellon Corp. (Financials sector), World Fuel Services Corp. (Energy sector), and CVS Health Corp. (Consumer Staples sector).

As of the end of the 12-month period, the Fund had an overweight to the Consumer Discretionary, Information Technology, Financials, and Real Estate sectors and an underweight to the Consumer Staples, Energy, Materials, and Industrials sectors. The weights in the Health Care and Telecommunication Services sectors were generally equal to the Index. No positions were held in Utilities at the end of the quarter.

Outlook

While we do not see signs of what typically causes a severe pullback, Fund positioning reflects our belief that we are in the later stages of the market cycle. As we continue to look for businesses that we believe are mispriced by the market, we have been gradually improving the quality of the Fund’s portfolio with stocks of companies that tend to have higher returns on capital, less debt on their balance sheets, strong cash flow generation and high barriers to entry.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Focused Fund - Class A*, the Russell 3000® Index and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was September 30, 2003, April 12, 2012, February 12, 1999 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 30, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Opportunities Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Growth Opportunities Fund seeks long-term growth of capital by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1- to 3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.

Fund Performance

The Touchstone Growth Opportunities Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 19.51 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 21.06 percent.

Market Environment

U.S. equity markets started the quarter much like they ended 2017 with strong returns and limited volatility. These gains were supported by continued strength in the underlying economy, robust earnings growth in corporate America, and further propelled by the stimulus of tax reform. However, as the quarter unfolded, volatility returned to the markets as investors grew concerned about the impact of rising inflation and the potential that the U.S. Federal Reserve Board may alter the course of expected future rate hikes. The political backdrop contributed to the market gyrations as escalating trade tensions between the U.S. and China called into question the continuation of synchronized global growth, which had been present over the preceding year.

Portfolio Review

Relative weakness in the Health Care and Industrials sectors outweighed relative strength in the Consumer Staples and Information Technology sectors.

The Health Care sector was the Fund’s largest source of weakness. Celgene Corp., a global biopharmaceutical company focused on discovering therapies for the treatment of cancer and immune-inflammatory diseases, was the Fund’s largest detractor in the sector. This long-term holding sold off in October after missing third quarter consensus estimates for psoriasis drug Otezla and lowering 2020 guidance. While the overall cut to long-term guidance was modest, the resultant revenue share increase from the business’s core franchise Revlimid raised concerns among investors as to the company’s ability to diversify away from its marquee drug over time. Despite disappointment with the quarterly report and the subsequent stock decline, we maintained the Fund’s investment. We believe the breadth of the late-stage pipeline, as well as deployment of the cash flow associated with the Revlimid franchise into additional assets should allow the company to successfully diversify its revenue concentration away from the drug over time. Medicines Co., which is developing an exciting cholesterol-lowering agent, was also a detractor from relative returns for the period. Investors had been anticipating a mergers and acquisitions (M&A) deal, but punished the stock when a deal failed to materialize. Our thesis on Medicines, however, is more long term in nature and focuses on the company’s Phase 3 product candidate for cholesterol management. Clinical data published for the product thus far has been encouraging and we believe the drug could become a key driver of revenue generation in the future for the company.

The Industrials sector was another area of weakness for the period. Industrial distributor HD Supply Holdings Inc. was the sector’s largest relative detractor. The company’s price declined sharply in early June, following its quarterly earnings report. Although the earnings reported were in line with management’s initial guidance,

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

they were slightly below consensus expectations and resulted in negative price action. Following an extensive internal review, the investment was sold out of the Fund as we lost faith in the company’s ability to meet its profitability goals. Manufacturer of air and ventilation systems Ingersoll-Rand PLC was also a relative detractor for the period. We purchased the stock back in April 2017 on the premise that the company would benefit from organic growth in the commercial construction markets given its HVAC (or heating, ventilation, and air conditioning) exposure. However, earnings reported during the last two quarters of 2017 showed somewhat disappointing results. Margins in the company’s Climate business segment were compressed by higher than expected raw material costs as well as heavy investment in a Chinese sales force for this segment, the latter of which management thought would position the company for long-term growth. Going forward, Ingersoll-Rand thinks it can offset these margin headwinds through pricing power. Despite the stock’s weakness, the Fund remains invested in the stock believing these margin headwinds to be temporary.

Consumer Staples was the Fund’s top-performing sector, contributing to relative returns primarily through an underweight positioning to the sector. The Fund remained underexposed to the sector as many of the constituents of the group lacked the growth and valuation profiles we seek in investments. However, the Fund maintains select investments with a bias to own above-average growers such as those involved in the sale of imported beer and reduced-risk cigarettes. For example, Constellation Brands Inc. is a producer and distributor of alcoholic beverages, and was the sector’s top relative performer. Improvement in the company’s beer business segment has been key to our investment thesis, and the company has been delivering on this front. Constellation generates ample free cash flow and we think they should execute on share repurchases down the road. Additionally, it has been encouraging to see the price recover and move higher from the declines experienced in the wake of the U.S. election and the corresponding Mexican/American trade policy uncertainty. We continue to believe that the company has painted a credible picture of how it will navigate various trade scenarios and with more clarity on the policy front, we believe the stock should maintain its momentum.

The Information Technology sector contributed to relative returns through positive stock selection. The Fund’s position in Red Hat Inc., a provider of open-source software solutions to various enterprises worldwide, was the sector’s top relative performer. Recent comments from the company’s Chief Executive Officer indicated that the company is facing pent-up demand in terms of technology spending from corporate decision makers. The company has also seen a recent resurgence in its core business which is taking share from UNIX and Windows. ServiceNow Inc., the leading provider of SaaS/cloud IT service management software, also enhanced the sector’s relative returns. The stock accelerated into the company’s latest round of quarterly results which came in ahead of Wall Street expectations and saw the company raise forward guidance. ServiceNow has compelling top-line growth and is generating meaningful cash flow, which we believe sets them apart from most other high-growth technology companies.

Outlook

As a fundamental, bottom-up manager, macro-economic forecasts do not drive our stock selection process, but do help to shape our investment themes. With that said, we look forward to markets normalizing and fundamentals once again driving stock prices. We believe the current environment is becoming more favorable to active security selection as intra-stock correlations have receded and idiosyncratic drivers, such as earnings, are helping to determine asset valuations. We further think these developments should favor bottom-up GARP (“growth-at-a-reasonable-price”) managers such as Westfield. At present, the Fund is focused on stocks that can benefit from such factors as tax reform, fiscal stimulus, repatriation of money from overseas, and reduced regulation out of Washington D.C under Republican leadership. These measures, if implemented successfully, could help accelerate economic growth and drive further market gains.

We believe Energy represents one of the most compelling sectors of the market with good growth and attractive valuations. Oil prices have recovered off of 2016 lows, yet the Energy sector has been the worst performing

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

segment of the market over the last year. Looking forward, we feel there is now a significant disconnect between floundering stock prices and fundamentals, which have now recovered. We are also entering a seasonally strong period for the sector as well. With that said, we continue to be selective within Energy, focusing our attention on low cost producers with the best geology within exploration and production companies, and refining assets that benefit from the tailwinds of increased demand and production growth in the U.S.

As we exit the first quarter, risks appear balanced and we have structured the Fund accordingly. With increased volatility comes increased opportunity to identify and take advantage of favorable pricing in both directions and we believe this market environment plays into our strengths. While trade concerns make splashy headlines, we continue to believe the true driver of equity returns remains earnings and the domestic earnings growth story should remain intact for the time being. We are also keeping a keen eye on inflation developments and the pace of progress with regard to interest rates, as both have the potential to impact equity markets and optimal Fund positioning.

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was September 29, 1995, August 2, 1999, February 2, 2009 and February 2, 2009, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to August 2, 1999, February 2, 2009 and February 2, 2009, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

14

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Growth Fund

Sub-Advised by Fiera Capital Inc.

Investment Philosophy

The Touchstone International Growth Fund seeks to achieve long-term capital growth by investing primarily in issuers located in developed markets utilizing an approach that combines “top-down” secular - and macro-economic trend analysis with “bottom-up” security selection. The “top-down” view seeks to provide a framework for “bottom-up” research by identifying sectors, industries and companies that may benefit from the sustainability of the observed trends. Fundamental “bottom-up” research is applied to identify individual companies that exhibit earnings growth potential and may benefit from observed secular- and macro-economic trends. The Fund typically invests in companies that are recognized as “established growth” companies which generally provide more stability and consistency in volatile markets. It also invests in companies that are in the earlier stages of their growth cycle that are known as “emerging growth” companies which typically exhibit more aggressive growth characteristics and may experience a significant positive transformation or a favorable catalyst impacting their long-term earnings potential.

Fund Performance

The Touchstone International Growth Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World (ACWI) ex-U.S. Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 19.35 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 16.53 percent.

Market Environment

International stocks outperformed U.S. Large-Cap stocks during the 12-month period ended March 31, 2018. This was in stark contrast to most of the post-financial crisis period in which international stocks trailed their U.S. counterparts. Emerging Markets performance over the past year told a similar story, where they outperformed U.S. large cap stocks and international stocks. In general, equity markets witnessed greater volatility during the first quarter of 2018 than in 2017. Since late January, markets around the world declined due to a variety of factors, including concerns over trade tariffs, valuation concerns and worries around the potential impact of a sharp rise in short-term interest rates.

During the 12-month period, all sectors within the Fund’s benchmark, the MSCI ACWI ex-U.S. Index produced positive gains. The Index was led by the Information Technology, Consumer Discretionary and Materials sectors. Fundamentals were strong for the Information Technology sector and valuation multiples expanded as expectations for future growth also increased. Commensurate with an increase in global economic growth, some of the cyclical sectors such as Consumer Discretionary and Materials, marginally outperformed the benchmark. The interest rate sensitive sectors (Real Estate, Telecommunication Services, Consumer Staples and Utilities) underperformed the Index, since a pickup in economic growth suggested that central banks around the developed world are more likely to increase short term interest rates and wind down their expansionary monetary policy operations. From a regional standpoint, most of the key emerging market regions produced strong gains. In Asia, a combination of a pickup in economic growth globally, a stabilization in domestic currencies relative to the dollar and an increase in corporate profitability across the region were the driving forces behind the strong performance. Eurozone, Japan and developed Asia also outperformed during the period, whereas the United Kingdom, Australia and Canada underperformed.

Portfolio Review

The Fund’s outperformance relative to its benchmark was due to a combination of sector allocation and stock selection. From a sector standpoint, overweights in the Information Technology and Consumer Discretionary

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Management's Discussion of Fund Performance (Unaudited) (Continued)

sectors were key contributors to relative performance, while stock selection was strongest within the Financials and Consumer Staples sectors. In terms of specific stocks, Weibo Corp., Tencent Holdings Ltd., Alibaba Group Holding Ltd., Dassault Systemes SE and Sony Corp. were the largest contributors to performance, whereas Inditex SA, Grupo Aeroportuario del Sureste SAB CV, Luxoft Holding Inc., Subaru Corp., Hoya Corp. and Roche Holdings Ltd. were the largest detractors.

During the period, the Fund’s Emerging Markets allocation was increased, especially in Asia. Our optimism in this region stems from various factors that we believe are working in its favor. First, the global economy continued to gain momentum as indicated by the Purchasing Managers Index (PMI) numbers of various major regions. Second, currencies in the recent past that were major headwinds for many of the Emerging Markets countries due to deteriorating current account balances, are stabilizing and we believe might even become tailwinds going forward, as the current account balances showed improvement. We also either added to or initiated new Fund positions in many Emerging Markets companies that we believe will benefit from these trends but also because these companies were major beneficiaries of the secular themes that we find attractive. We also slightly increased the Fund’s exposure to Japan as we initiated new positions in companies that we believe are well positioned to benefit from the growth in industrial automation.

Outlook

Based on how the Fund is currently positioned, we believe the single biggest risk it faces is a sudden deterioration in the global macro situation. While we do not see signs of that happening anytime soon, we are paying attention to areas of the market that are currently weak, which may pose a risk to global recovery. Policy missteps such as trade wars could lead to a potential slowdown in economic activity. We believe a broader economic fallout of Brexit, political uncertainty in Europe or a reversal in Emerging Markets growth are risks that are worth monitoring. We are entering a new phase as central bankers across the developed markets are looking to exit their respective multi-year quantitative easing cycle as the global economic recovery strengthens. While we expect the tapering of the monetary easing to be gradual and measured, any substantial deviation from this or a sudden increase in interest rates could cause economic turmoil. While these issues are concerning and need to be monitored, we still believe there are reasons to be positive. Economic prospects across the globe look bright, and economic growth in the eurozone and Emerging Markets is strong.

We remain focused on individual companies with strong and sustainable organic growth backed by secular trends. Of particular interest are companies on the cutting edge of technology and those that benefit the most from the challenges of uncertainty. Examples include consumer mobility, big data and cloud computing, virtual reality, e-commerce and personalized medicine and genomics. We believe that these areas of long-term potential will be the key drivers in a more normalized market environment.

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International
Growth Fund - Class A* and the MSCI All Country World Ex-U.S. Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Fund was March 31, 2016. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Ex-U.S. Index measures the equity market performance of the non U.S. developed and emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

17

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Value Fund

Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Philosophy

The Touchstone International Value Fund seeks long-term capital growth by primarily investing in equity securities of non-U.S. companies believed to be undervalued and seeks companies that have price-to-earnings and price-to-book ratios below the market, enterprise-value/free-cash-flow ratios at or below the market and dividend yields above the market.

Fund Performance

The Touchstone International Value Fund (Class A Shares) outperformed both of its benchmarks, the MSCI EAFE Value Index and the MSCI EAFE Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 15.37 percent (calculated excluding the maximum sales charge), while the total return of the MSCI EAFE Value Index was 12.19 percent and the total return of the MSCI EAFE Index was 14.80 percent.

Market Environment

During the 12-month period ended March 31, 2018, investors reacted positively toward higher levels of global economic growth, driving stock markets to strong gains. The markets favored growth stocks over value stocks during this period, leading the MSCI EAFE Growth Index to outperform the MSCI EAFE Value Index by a meaningful margin. Stocks in the Information Technology sector, in particular, were strong drivers of outperformance, while the more defensive areas of the market, such as the Consumer Staples and Health Care sectors, fell out of favor with investors. Benefiting from a rally in crude oil and commodity prices, the Energy and Materials sectors enjoyed solid gains during the period.

Regionally, Emerging Markets stocks continued to outperform, far outpacing their developed market peers. During the 12-month period, Japan led the developed market rally, but still was unable to keep pace with its Emerging Markets counterparts. The U.K. was among the weakest performers, as investors’ concerns over Brexit (i.e., Britain’s exit from the European Union) continued to impact sentiment toward the region.

Portfolio Review

The Touchstone International Value Fund outpaced the MSCI EAFE Value Index for the 12-month period ended March 31, 2018. The Fund was aided by its strong security selection in the Financials and Consumer Discretionary sectors, which was partially offset by weaker stock picking in the Health Care and Consumer Staples market sectors. Fund positioning in the Industrials and Information Technology sectors also benefited relative returns.

Among the individual stocks that contributed to performance were Erste Group Bank AG, XL Group Ltd. (both from the Financials sector), Hitachi Ltd. (Information Technology sector), Fiat Chrysler Automobiles NV (Consumer Discretionary sector) and Ecopetrol SA (Energy sector). Erste Group is based in Austria and is one of the largest financial services providers in Central and Eastern Europe. The company benefited from a positive interest rate environment in the Czech Republic and Romania, along with favorable loan growth in its core market. XL Group is a global insurance company that generates the majority of its earnings from primary insurance and the remainder from reinsurance. XL contributed meaningfully after AXA, a French insurance conglomerate, announced its intent to acquire XL at a compelling premium. Hitachi is a highly diversified manufacturing corporation headquartered in Japan. The company outperformed during the period as it continued to execute well on its restructuring program which helped improve margins and increase profitability. Fiat Chrysler Automobiles is a global automotive original equipment manufacturer (OEM) that also outperformed during the period. Fiat reported strong profit growth as it continued to execute well on its strategic plan to reduce

18

Management's Discussion of Fund Performance (Unaudited) (Continued)

costs, improve margins and improve profitability. Columbia’s national oil company Ecopetrol added to relative results, benefiting from the tailwind of rising oil prices. Company specific drivers of the strong gains include its reduced debt load and an increase in its dividend.

Among the individual stocks that detracted from Fund performance were Imperial Brands PLC, Aryzta AG (both from the Consumer Staples sector) andTeva Pharmaceutical Industries Ltd. (Health Care sector). Imperial Brands is a U.K.-based cigarette, cigar and tobacco manufacturer that underperformed along with most other tobacco-related stocks during the year. The company faced added challenges due to its lack of a product in the heat-not-burn (or vapor) segment of the market. Imperial continued to trade at compelling valuations and we believe investor sentiment should change if the company can successfully bring its vapor product to market. Aryzta is a Switzerland-based food business with a primary focus on specialty baking, a niche segment of the overall bakery market. Aryzta fell short of its profit goals during the year as its North American operations were challenged by increasing labor and transportation costs. However, Aryzta has been in the process of selling assets, and a large divestiture remaining is food company Picard Surgelés SAS. The sale, combined with the stabilization of operating fundamentals, is expected to bolster the company’s balance sheet. Teva Pharmaceuticals, a multinational pharmaceutical company headquartered in Israel, continued to face challenges during the year due to falling generic drug prices and outside competition for its key drug COPAXONE®. The company was further impacted by challenges from a change in corporate management, a dividend cut and poor operating results during the year. As a result, we exited the Fund’s position.

Outlook

The turbulence in the markets during the most recent quarter marked a definitive turning point for investors who shrugged off many events last year. We believe many risks remain for equity and bond markets both here and around the globe, some of which began to unfold in the first quarter. An increased sensitivity to risk is occurring as markets around the globe are trading at above-average valuations. Notwithstanding the recent pull-back in stocks and even with the benefit of improving earnings growth, global equity markets are still trading well above their long-term averages. As we have discussed previously, these elevated valuations mean that market returns will likely be much more reliant on earnings growth and dividends than in the multiple expansion driven gains of recent years.

Previously, we have noted the risk of inflation across the globe as many central banks attempt to unwind nearly a decade of unprecedented easy monetary policies. With falling unemployment, high consumer confidence, higher energy costs and now added stimulus from the U.S. government, it would appear that prices are only set to move higher. As a result, we believe central banks may be forced to tighten monetary policies more quickly, causing economic growth to slow. We have begun to see this risk appear, as global economic indicators such as Purchasing Managers’ Indexes (PMIs) have pulled back from their recent highs. However, on the positive side, these indicators remain in expansion territory and, if they were to stabilize, we expect global economies to continue growing faster than during the last eight years. Investors’ sensitivity to risk is increasing as markets around the globe are trading at above-average valuations. Notwithstanding the recent pullback in stocks – even with the benefit of improved earnings growth – global equity markets have continued trading well above their long-term averages.

Looking forward, earnings expectations are forecast to grow rapidly, boosted by tax cuts and government spending. Given the extent to which this bull market has driven up valuations, it seems wise to focus on the contributions that earnings and dividends make to overall returns. As always, we seek stocks with meaningful valuation discounts to the overall market and those with the potential to return to normalized profitability that are underappreciated by investors. This is a sharp contrast to many of the highly-valued growth stocks with high embedded expectations for future profit growth. The Fund’s value process is built for the long-run and its long-term track record was based more closely on the long-term components of return than those of the current nine-year bull market.

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Management's Discussion of Fund Performance (Unaudited) (Continued)

We believe that the next five years will not look like the past five years, with lower returns and increased volatility. This type of environment is when the Fund’s process has historically added the most value.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

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Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Value Fund - Class A*, the MSCI EAFE Value Index and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 18, 1994, April 25, 1996, October 9, 1998 and September 10, 2012, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to April 25, 1996, October 9, 1998 and September 10, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y, and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI EAFE Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

21

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Mid Cap Growth Fund seeks to increase the value of Fund shares by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1-to-3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.

Fund Performance

The Touchstone Mid Cap Growth Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 19.28 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 19.74 percent.

Market Environment

By the end of 2017, U.S. equity markets pushed most major indices to new highs and closed out the best calendar year returns for stocks since 2013. Underpinning the market strength was continued strong economic data which consistently supported the view that growth was accelerating both in the U.S. and abroad. However, as the first quarter of 2018 unfolded, volatility returned to the markets as investors grew concerned about the impact of rising inflation and the potential that the U.S. Federal Reserve Board may alter the course of expected future rate hikes. In addition, the political backdrop contributed to the market gyrations as escalating trade tensions between the U.S. and China called into question the continuation of synchronized global growth, which had been present over the preceding year.

Portfolio Review

Relative strength in the Energy, Consumer Staples, and Materials sectors offset relative weakness in the Real Estate and Industrials sectors.

The Energy sector was the Fund’s top contributor to relative performance. Stock selection within the group was particularly important over the period as the dispersion of returns was significant. Oil and gas refiner Andeavor was the top relative contributor. Even after the positive recent results, we continue to be excited about the prospects for the company going forward. New regulations soon to be implemented put a sulfur cap on global maritime shipping operations which will require maritime traffic to use relatively cleaner and more expensive diesel fuel. We anticipate that this change should enhance Andeavor’s earnings power by increasing demand for these more-refined, and importantly higher margin, fuels.

The Consumer Staples sector was also a source of strength during the period. Constellation Brands Inc., a producer and distributor of alcoholic beverages, was the sector’s top relative performer. Improvement in the company’s beer business segment has been key to our investment thesis, and the company has been delivering on this front. Constellation generates ample free cash flow and we think it should execute on share repurchases down the road. Additionally, it has been encouraging to see the stock price recover and move higher from the declines experienced in the wake of the U.S. election and the corresponding Mexican/American trade policy uncertainty. We continue to believe that the company has painted a credible picture of how it will navigate various trade scenarios and with more clarity on the policy front, we believe the stock should maintain its momentum.

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Materials sector contributed to relative returns through a combination of stock selection and the Fund’s underweight to this market trailing sector. Avery Dennison Corp., a manufacturer of self-adhesive materials, retail tags, and specialty tapes, among other products, was the top relative performer in the sector. We consider fundamentals to be healthy and expect the company to continue to generate solid organic sales growth. Avery is a high-quality business with what we believe are sustainable competitive advantages as the company benefits from strong pricing power driven by its robust market share and fragmented customer base. The company has also shown its ability to smartly develop capital, which we think should serve it well as it embarks on its announced acquisition strategy.

The Real Estate sector was the Fund’s biggest source of relative weakness. American Campus Communities Inc., an owner of on-campus housing properties, was the sector’s largest relative detractor. It declined in September after reporting its final leasing results for the 2018 academic year which showed occupancy rates below consensus expectations and rental rate growth only at the mid-point of the prior guidance. We exited the stock in light of these developments. As we continue to progress into the current rising interest rate environment, we are managing the Fund’s exposure to this sector with selectivity geared towards those real estate investment trusts (REIT) which we expect to experience growth next year despite the challenging backdrop.

Fund positioning in the Industrials sector detracted from relative returns. Macquarie Infrastructure Corp., which invests in infrastructure companies located in the U.S., was the Fund’s biggest source of relative weakness during the period. The stock declined sharply following the company’s most recent quarterly earnings release in which Macquarie reported earnings before interest, taxes, depreciation and amortization (EBITDA) and distributable cash flow per share numbers that fell short of investor expectations due to a drop in the utilization rates of its tank and storage businesses. The company is repurposing storage tanks to shift away from residual and heavy oil given changing storage needs for these products and the resultant guidance adjustment lower from this change in strategy weighed heavily on the stock price. As a result of this negative development, we determined that exiting the position was the most prudent course of action.

Outlook

As a fundamental, bottom-up manager, macro-economic forecasts do not drive the stock selection process, but do help to shape our investment themes. With that said, we look forward to markets normalizing and fundamentals once again driving stock prices. We believe the current environment is becoming more favorable to active security selection as intra-stock correlations have receded and idiosyncratic drivers, such as earnings, are helping to determine asset valuations. We further think these developments should favor bottom-up GARP (“growth-at-a-reasonable-price”) managers such as Westfield. At present, the Fund is focused on stocks that have the ability to benefit from such factors as tax reform, fiscal stimulus, repatriation of money from overseas, and reduced regulation out of Washington D.C. under Republican leadership. These measures, if implemented successfully, could help accelerate economic growth and drive further market gains.

We believe Energy represents one of the most compelling sectors of the market with good growth and attractive valuations. Oil prices have recovered off of 2016 lows, yet the Energy sector has been the worst performing segment of the market over the last year. Looking forward, we believe there is now a significant disconnect between floundering stock prices and fundamentals, which have now recovered. We are also entering a seasonally strong period for the sector as well. We continue to be very selective within Energy, focusing our attention on low cost producers with the best geology within exploration and production companies, and refining assets that benefit from the tailwinds of increased demand and production growth in the U.S.

At the end of the first quarter of 2018, risks appeared balanced and we have structured the Fund accordingly. With increased volatility comes increased opportunity to identify and take advantage of favorable pricing in both directions and we believe this market environment plays into our strengths. While trade concerns make splashy headlines, we continue to believe the true driver of equity returns remains earnings and the domestic

23

Management's Discussion of Fund Performance (Unaudited) (Continued)

earnings growth story should remain intact for the time being. We are also keeping a keen eye on inflation developments and the pace of progress with regard to interest rates, as both have the potential to impact equity markets and optimal Fund positioning.

24

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Growth Fund - Class A* and the Russell Midcap® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, October 3, 1994, February 2, 2009 and April 1, 2011. Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to February 2, 2009 and April 1, 2011, respectively. The returns have been restated for fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

25

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Emerging Markets Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Emerging Markets Growth Fund seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in Emerging or Frontier Markets countries. The Fund’s sub-advisor, Sands Capital Management LLC, uses a “bottom-up” approach to investment selection, as opposed to sector or regional allocations that focuses on a company’s long-term business fundamentals. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.

Fund Performance

The Touchstone Sands Capital Emerging Markets Growth Fund (Class Y Shares) outperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 26.82 percent, while the total return of the benchmark was 24.93 percent.

Market Environment

Emerging Markets equities (as measured by the MSCI Emerging Markets Index) posted strong gains over the calendar year. The Information Technology sector was the strongest contributor to returns (with Chinese technology businesses accounting for a majority of the sector’s index contribution), and there were no detracting sectors, indicating market breadth. Only two countries—Qatar and Pakistan—modestly detracted from returns, while Chinese, South Korean, and Taiwanese businesses contributed the most.

Information Technology businesses posted strong results over the past year globally, as strong revenue and earnings growth translated into share price gains. Just three companies—Tencent Holdings Ltd., Alibaba Group Holding Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd.—accounted for a majority of the sector’s overall contribution to the benchmark return. We believe these companies remain poised to benefit from the secular trends of increased internet connectivity, digital consumption and mobile access.

Solid corporate fundamentals were supported by broad economic strength. India posted the fastest year-over-year gross domestic product (GDP) growth among major economies, and Brazil finally returned to growth after two years of deep recession. In China, growth annually accelerated for the first time in seven years, and we believe President Xi Jinping’s consolidation of power could provide long-term stability, given his pro-growth policies. Additionally, a decline in the U.S. Dollar—coupled with an increase in oil prices—provided additional support.

As long-term investors, we attempt to look past external factors and stock price movements not explained by fundamentals. Market and macro environments change, and it is impossible to predict which sectors and countries will lead or lag on a short-term basis. Rather, we continue to believe that investing in leading franchises capable of generating above-average earnings growth across economic cycles is the most prudent way to add value over time.

Portfolio Review

During the 12-month period ended March 31, 2018, the largest five contributors to relative investment results were Alibaba Group Holding Ltd., MercadoLibre Inc., Jubilant Foodworks Ltd., Yandex NV and Medy-Tox Inc. MercadoLibre continued to take steps to widen its competitive moat and extend its market leadership,

26

Management's Discussion of Fund Performance (Unaudited) (Continued)

which drove strong topline results. In its most recently reported quarterly results, the company posted 63 percent gross merchandise volume (GMV) growth in U.S. dollar terms and 58 percent growth in units sold. The company saw strong contributions from Brazil and Mexico, where MercadoLibre recently introduced free shipping. This feature was launched recently in Argentina, which we believe should help sustain growth, because the country accounts for one-quarter of the company’s total revenue. E-commerce makes up less than five percent of total retail sales in Latin America, and MercadoLibre, domestic retailers and other internet businesses are all investing to accelerate retail’s shift from offline to online. While some work remains, we believe MercadoLibre’s existing market share leadership, strong brand recognition and third-party model will allow it to be one of the main beneficiaries of this shift and enjoy sustained above-average growth.

The top five detractors from relative investment results during the period were Hikma Pharmaceuticals PLC, Magnit PJSC, Siloam International Hospitals Tbk PT, Lupin Ltd. and Netshoes (Cayman) Ltd. We believe that the low liquidity of Siloam International Hospitals’ shares—along with relatively low current margins due to ongoing expansion—continued to overshadow the business’s underlying fundamentals. Siloam is the largest private healthcare group in Indonesia, and we believe it stands to benefit from the country’s hospital supply-demand imbalance. Gross revenue grew 16 percent year-over-year in the fourth quarter, in line with the longer-term growth trajectory we expect for the business. Earnings before interest, tax, depreciation and amortization (EBITDA) margins, excluding rental costs, showed meaningful improvement, increasing 230 basis points year-over-year to 18 percent, driven by increased profitability at established hospitals and narrowing losses at newer hospitals. Despite this, increased expansion efforts over the past year have depressed EBITDA margins and net margins—masking the underlying long-term earnings potential of the business. In 2017, the company opened eight new hospitals, increasing total bed count by 25 percent year-over-year. We expect this expansion to add value over time, as these hospitals mature and generate earnings, but patience may be required for the market to better appreciate this. While further expansion will continue to drag on margins, we believe this negative effect will be increasingly overwhelmed by Siloam’s growing base of more profitable, maturing hospitals. We expect annualized earnings growth in excess of 30 percent as the company continues to improve profitability over the next five years.

During the past 12 months, the following businesses were purchased: Avenue Supermarts Ltd., Bank Central Asia Tbk PT, Grupo Aeroportuario del Sureste SAB CV, Maruti Suzuki India Ltd., Netshoes (Cayman) Ltd., Sea Ltd. and Sunny Optical Technology (Group) Co. Ltd.

Avenue Supermarts (DMart) is the second-largest formal food retailer in India by revenue. Founded in 2001, Avenue Supermarts’s DMart chain now has a presence in over 30 cities with more than 100 stores, and is the industry leader in terms of sales per square foot, like-for-like sales growth, margins, operating costs and inventory turnover. DMart primarily caters to middle-class consumers across the food and grocery, fast-moving consumer goods and general merchandise and apparel categories. The majority of the company’s operations are in Gujarat and Majarashtra, which are two industrialized states with a combined population of nearly 200 million. Grocery remains a highly fragmented market in India, and we expect DMart to gain share as Indian consumers shift to modern store formats. In our view, government reform should further fuel this secular trend, which is likely to pressure margins for independent retailers. We believe that the combination of DMart’s operating model and the potential long-term structural tailwind supporting organized retail should allow Avenue Supermarts to sustain above-average annual revenue and earnings growth.

Bank Central Asia (BCA) is Indonesia’s largest private bank, and is the market share leader for payment transactions, unsubsidized mortgage lending and credit card issuance. It operates in what we view as a highly attractive macro environment, which features relatively low levels of financial penetration (less than 40 percent of Indonesians have a bank account), a large and increasingly urbanized population, strong underlying GDP growth in the mid-single digits over the last decade and relatively high levels of bank profitability. BCA’s competitive advantage stems from its strong transaction banking presence, which has enabled it to capture a disproportionate share of sticky, low-cost deposits. We believe the company’s culture of risk management has consistently led to superior

27

Management's Discussion of Fund Performance (Unaudited) (Continued)

asset quality compared to peers, with loan losses of only one percent (on average) through cycles. Additionally, BCA has a strong affiliation with Indonesians of Chinese descent, who are concentrated in urban areas and are disproportionately represented in the country’s small-to-medium enterprises and large corporations. Over the Fund’s investment horizon, we expect above-average earnings growth as BCA builds on its market-leading position, supported by a favorable macroeconomic environment.

Grupo Aeroportuario del Sureste (ASUR) is Mexico’s leading airport operator, holding a 50-year concession to develop and operate nine airports in southeast Mexico. This group includes Cancun International Airport, which comprises the majority of the company’s business. ASUR generates revenue from traffic fees charged to airlines, as well as from commercial activity within the airports. We believe a number of secular trends will drive long-term increases in airline passenger growth, including increased incomes and shifting demographics. We expect ASUR will disproportionately benefit from this growth in air travel, given its near-monopolistic position. Beyond fees generated from aeronautical services, we expect ASUR’s commercial activity to provide further upside to revenue growth. The company’s management has demonstrated its ability to increase revenue-per-passenger through subtle but accumulative operational improvements, most recently evidenced in renovations at Cancun International. ASUR is one of the fastest growing and most profitable airport operators globally, and we expect the company to generate sustained above-average earnings growth over the Fund’s investment horizon.

Maruti Suzuki is the leading car manufacturer in India, with approximately 50 percent market share. Over the next decade, we expect Indian auto sales growth to be a powerful secular trend, as consumer incomes rise and road infrastructure improves. Today car ownership rates remain low in both absolute terms and relative to other Emerging Markets, and we believe Maruti should benefit as the market leader. The company has an extensive dealership outlet and service center network, which supplies integrated services for vehicle financing, insurance, training and re-sale. In our view, its large footprint provides convenience and a strong competitive barrier. Maruti also has industry-leading operating income margins, supported by its joint venture with Suzuki Motor Corp., which owns a majority stake in the business. As a result, Maruti is able to leverage Suzuki’s engine technology, which results in a lower-than-average research and development budget. Finally, Maruti is increasing its efforts in higher-priced car segments, including SUVs. We believe this will attract additional consumer segments, cementing the company’s longer-term position. Given our expectations for Maruti’s continued leadership within a growing auto market and stable margins, we believe the company can grow above-average annual revenue and earnings over the Fund’s investment horizon.

Netshoes (Cayman) Ltd. is the leading sports, athletic apparel and lifestyle e-commerce platform in Brazil, with over 70 percent share of online sales in the country. We believe Netshoes has built a compelling competitive moat around its business thanks to powerful technology, leading brands, a high repeat customer base, good supplier relationships and strong distribution capabilities. In our view, the market opportunity is attractive, underpinned by strong secular trends including the emerging middle class consumer, market consolidation and the ongoing shift from brick-and-mortar retail to online. Furthermore, the company’s recently launched Zattini fashion and beauty platform expands Netshoes’s market opportunity beyond the sporting and athletic categories. Longer term, we believe Zattini has the potential to become the leader in the online fashion space through its offering of third-party brands as well as by developing its own private-label fashion brands. We view the company’s strategy as comparable to other leading e-commerce platforms that have experienced success elsewhere in the world. We believe Netshoes’s build-out of Zattini, as well as its expansion into other Latin American markets; will contribute to above-average sustained revenue and earnings growth over the long term.

Sea is a leading internet company that operates three core business units in the Greater Southeast Asia (GSEA) region—Garena, a popular video gaming publishing platform, Shopee, an emerging e-commerce platform, and Airpay, a digital payment service. The GSEA, which includes nearly 600 million inhabitants, benefits from several secular trends—including rising consumer wealth, e-commerce adoption and gaming engagement. We

28

Management's Discussion of Fund Performance (Unaudited) (Continued)

believe each of these should support strong growth of Sea’s core businesses. First, Garena is the region’s top game publisher (desktop and mobile) in terms of revenue and user base, and is the exclusive regional distributor of popular gaming titles, including Arena of Valor and League of Legends. Along with the large GSEA gaming user base, we believe Sea’s most important competitive advantage is its strategic partnership with Tencent, China’s largest gaming and social media company. Tencent owns approximately 40 percent of Sea, and provides full and exclusive access to its library of top-ranked games. Garena is also the leading regional advocate and organizer of eSports, which are large organized gaming competitions. eSports enhance Garena’s gamer ecosystem and extend the monetization runway. In addition to Garena, we believe Shopee provides an additional long-term growth opportunity. In a short span of two to three years, Shopee has become one of GSEA’s largest e-commerce platforms, and has taken a leadership position in several high-margin and fast-growing categories, including apparel, beauty and fashion. Sea’s third business, Airpay, primarily serves as a payments enabler for its other two businesses, but is also used for everyday expenses such as bills, food delivery and movie tickets. Overall, we believe Sea will generate above-average revenue growth over the Fund’s investment horizon from its core gaming franchise, with additional upside from its e-commerce and payment businesses.

Sunny Optical (Sunny) is the largest integrated optical component manufacturer in China, based on market share. Sunny is positioned at the crossroads of several technology trends, including the increasing complexity of smartphone cameras, proliferation of vehicle cameras and, longer term, emerging applications such as surveillance, drones and machine vision. The company is the leading supplier of high-end compact camera modules for Chinese smartphone manufacturers. We believe continued smartphone innovation—including the shift from one to multiple cameras and 3D sensing—will greatly increase Sunny’s addressable market. Beyond smartphones, Sunny has the highest share in the rapidly growing vehicle lens market, which is expanding with automakers’ race toward advanced driver-assistance systems and autonomous driving. Longer term, we believe Sunny will sustain growth through emerging technologies—including surveillance, drones and machine vision. The company is investing ahead of competitors and leading these markets, which we believe could result in additional upside potential.

During the period, Almarai Co. Ltd., PT Bank Rakyat Indonesia Persero Tbk, Cielo SA, Hikma Pharmaceuticals PLC, Lupin Ltd., Shandong Weigao Group Medical Polymer Co. and Universal Robina Corp. were sold.

Almarai was sold due to ongoing macro pressures that we expect will challenge the business in the near-to-medium term. We will continue to monitor Almarai, as we believe it is the leader in an attractive growth industry, but external factors are hindering progress in its core businesses. Consumer weakness in Saudi Arabia and currency devaluation in Egypt have caused Almarai’s core bakery, dairy and juice businesses to slow, and other geopolitical factors are disrupting its operations in the Gulf Cooperation Council area. These factors also contribute to our view that Almarai’s share price is overvalued, especially relative to other opportunities we are exploring. While we will continue to monitor the company for a pickup in growth, at this time we believe there are more compelling businesses with more favorable prospects.

Bank Rakyat was sold due to increased government regulation of microfinance loans, which account for a large portion of the company’s loan book and earnings. Bank Rakyat’s microfinance leadership was a cornerstone of our investment case, given Indonesia’s high share of small businesses and low credit penetration. However, over the last few years, increasing government involvement has rendered Bank Rakyat’s business—and the Indonesian microfinance industry in general—less attractive. In our view, government-mandated loan disbursements could weaken Bank Rakyat’s lending standards over time, introducing risks from higher default rates. Additionally, Kredit Usaha Rakyat, a government-subsidized microfinance program, eroded Bank Rakyat’s profitability by cannibalizing the company’s core microfinance offering. We continue to view the Indonesian banking sector as one of the best in Emerging Markets. The sector is supported by solid economic growth, relatively low levels of financial penetration and an increasingly urbanized population, and we will seek to gain exposure through a company less reliant on micro lending.

29

Management's Discussion of Fund Performance (Unaudited) (Continued)

Concerns around the weak macroeconomic environment in Brazil, particularly related to consumer spending, led to the sale of Cielo. The business is Brazil and Latin America’s leading merchant acquirer and payment processor based on market share, and generates the majority of its revenues from fees charged to merchants for accepting credit or debit card payments. While we believe Cielo continues to benefit from its market position and the secular trend of electronic transactions taking share from cash-based payments, the company faces increasing headwinds resulting from Brazil’s weak economy. Consumers are making fewer purchases, leading to slowing transaction growth. We believe the business can no longer rely on other growth drivers, such as receivables discounting. Our research indicates that it could be years before Brazil recovers to a level that would support above-average earnings growth. Given the concentrated nature of the Fund’s strategy and wide opportunity set, we believe there are better opportunities with more favorable growth prospects.

Hikma was sold due to growth sustainability concerns relating to weak industry fundamentals. Hikma has contended with challenges facing most U.S. generic manufacturers over the past two years, including delayed complex generics approvals by the U.S. Food and Drug Administration (FDA), a consolidating customer base and pricing pressure. While we expect Hikma to resume double-digit earnings growth in the next few years, persistent delays with Hikma’s generic version of the asthma drug Advair further obscure the company’s path to recovery. Given the persistent industry headwinds and uncertain business outlook, we believe that there are other opportunities better aligned with our six investment criteria.

Lupin, a leading generic drug company, was sold due to lessening conviction in the recovery of its U.S. business. Lupin derives around 35 percent of its revenue from the U.S., and this business segment faced multiple headwinds over the past two years, including delayed FDA approval for new product launches, price erosion from customer consolidation and, most recently, FDA warning letters issued to two of its major manufacturing facilities. These letters were issued for violation of good manufacturing practices, and mean that FDA approvals for products made in those facilities will probably be greatly delayed until Lupin addresses the FDA’s requirements. We initially expected new product approvals in fiscal 2019 to drive an earnings recovery, but the FDA warning letters now obfuscate the recovery’s timing, and introduce the risk of further earnings cuts. The decision was made to invest in other opportunities with more favorable growth prospects, given the increased uncertainty about Lupin’s recovery, along with persistent industry and regulatory headwinds.

Shandong Weigao Group Medical, one of China’s largest domestic medical device manufacturers, was sold. Despite stable business results, we believe Weigao’s growth has been disrupted in recent years by issues including government reform, industry anti-corruption pressures and, most recently, a reorganization of its sales force. The company’s consumables business, which currently accounts for over 70 percent of revenue, appears to have matured, so we believe it is no longer capable of delivering above-average growth. In addition, we believe management’s recent decision to divest large stakes in its two most attractive business lines, orthopedics and dialysis, will result in diminished growth prospects for Weigao shareholders. At this time, we believe there are other opportunities that are a better fit with our six investment criteria.

Universal Robina, a leading packaged food product company in Southeast Asia, was sold. The company’s core profit engines—the Philippines and Vietnam—face prolonged challenges, while the remainder of the business remains in heavy investment mode. In the Philippines, increased competition and rising input costs continue to slow profit growth. Sales and market share in Vietnam are slowly recovering following a product recall of beverages containing lead, but public distrust lingers. Additionally, although we expect the company’s investments in other Association of Southeast Asian Nations (ASEAN) countries to be profitable, we now think those returns will take much longer to materialize. While we will continue to monitor the company, we believe there are too many external headwinds pressuring Universal Robina’s business results.

30

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

We seek businesses that are benefiting from structural local demand growth rather than export-driven business models, such as natural resource extraction or low-cost manufacturing. We believe local demand growth is more sustainable because in many developing countries, it is underpinned by long-term secular trends, including increasing productivity, growing discretionary incomes and attractive demographic profiles. When we combine this backdrop with our criteria-driven research, we typically find growth businesses primarily in the Information Technology, Consumer, and Health Care sectors, as well as companies that are building the needed infrastructure to improve productivity and support growth.

Investing globally causes us to be macro aware, even though our investment philosophy and process is fundamental. As such, we remain focused on conditions that have created global imbalances, including distortive central bank policies, demographic shifts, debt and slowing growth. We believe these factors drive corporate and individual decision-making. We monitor these exogenous influences, but remain steadfast in our belief that prices eventually reconnect with fundamentals, and we position the Fund to own franchises we believe will become larger, more profitable, dominant and more valuable over the long term.

We continue to view Emerging Markets as an attractive area for long-term investors and believe the Touchstone Sands Capital Emerging Markets Growth Fund is well positioned to weather the current environment. Emerging Markets have certain attributes that developed markets generally do not, including growing middle classes, increasing demand for healthcare services and expansion of infrastructure that we believe can create attractive areas for investment. Through our in-depth research, we have selected a group of businesses that we believe can sustain above-average growth through a combination of business-specific drivers and powerful secular tailwinds.

We consider macroeconomic influences when making investment decisions, even though they are not the main driver of stock selection. Within Emerging Markets, we believe certain countries are structurally more attractive than others, and the Fund’s positioning reflects our views.

31

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Emerging Markets Growth Fund - Class Y* and the MSCI Emerging Markets Index

*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the fees paid by shareholders in the different classes. The inception date of the Fund was May 9, 2014. The returns of the index listed above are based on the inception date of the Fund.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

32

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Growth Fund

Sub-Advised by Fiera Capital Inc.

Investment Philosophy

The Touchstone Small Cap Growth Fund invests in a diversified portfolio of common stocks of small-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which are expected to grow faster than the U.S. economy. The core investments of the portfolio include “stable growth” companies which typically provide more stability and consistency in volatile markets. The balance of the portfolio is invested in “emerging growth” companies which typically exhibit more aggressive growth characteristics and may experience positive transformation or a favorable catalyst impacting their long-term growth potential. Fund management uses an approach that combines top-down secular/macro-economic theme analysis with bottom-up security selection.

Fund Performance

The Touchstone Small Cap Growth Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 12.05 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 18.63 percent.

Market Environment

U.S. equities moved higher throughout the 12-month period ended March 31, 2018. The overarching theme during most of the period was low volatility supported by a healthy global economic backdrop. Volatility returned in the last two months of the calendar year as concerns over valuation, the potential impact of higher interest rates and the prospect of a trade war between the U.S. and China dampened investor sentiment.

From a style perspective, Growth outperformed Value across all three market capitalization tiers (small, mid and large) while large capitalization stocks outperformed smaller capitalization stocks. Stocks of low quality companies, as measured by return on equity (ROE), outperformed their higher quality counterparts and companies with negative earnings beat positive earners.

Among sectors, ten of the eleven major groups produced positive gains. As the year progressed, the attempts to repeal and replace Obamacare faded away, which stopped the rotations in and out of the Health Care sector. Returns in the sector were driven by the biotechnology industry, which comprised very few companies with positive earnings. Earnings growth in the Information Technology sector remained strong and is expected to hit double digits for 2018. These growth rates were among the highest of all sectors and forecasted earnings revisions were a tailwind as well. The Energy sector was the only declining sector. The unusual dichotomy of increasing oil prices and negative performance in U.S. Energy stocks seen in 2017 continued in the first quarter of 2018. Weakness in the Energy sector came despite West Texas Intermediate’s (WTI’s) rebound to three year highs and the prognosis for strong earnings growth as the sector rebounds from depressed levels.

Portfolio Review

Given the Fund’s focus on stocks of high quality and profitable companies, the outperformance of lower quality and negative earnings stocks represented a headwind and detracted from performance. Sector allocation and stock selection also detracted from relative performance. The top contributing sectors relative to the benchmark were InformationTechnology, Materials and Real Estate. The largest detracting sectors were Industrials, Consumer Discretionary, Energy and Health Care.

During the 12-month period ended March 31, 2018, the largest five contributors to relative performance were NektarTherapeutics Inc., a research-based biopharmaceutical company, Icon PLC, a clinical research organization that provides outsourced development services to the pharmaceutical, biotechnology and medical device industries

33

Management's Discussion of Fund Performance (Unaudited) (Continued)

in Ireland, and Chemed Corp., which provides hospice and palliative care services in the U.S. (all three Health Care sector), Grubhub Inc., an online and mobile platform company for restaurant pick-up and delivery orders in the U.S., and Qualys Inc., a cloud-based security and compliance solutions company in the U.S. and internationally (both Information Technology sector). The largest detractors from relative performance were Nutrisystem Inc., a weight management products and services company (Consumer Discretionary sector), Achaogen Inc., a late-stage biopharmaceutical company (Health Care sector), Cirrus Logic Inc., a fabless semiconductor company that develops, manufactures and markets analog and mixed-signal integrated circuits (Information Technology sector), WageWorks Inc., administers consumer-directed benefits and provides corporate tax advantages for employers in the U.S, and Hawaiian Holdings Inc., a company that engages in the scheduled air transportation of passengers and cargo (both Industrials sector).

Given that the current bull market is in its ninth year and leadership tends to shift from small- to large- capitalization stocks as bull markets mature, we decided to tilt the Fund’s portfolio toward larger stocks, albeit those that are still well within the benchmark’s market capitalization parameters.

The Fund’s Information Technology sector holdings were increased, going from underweight relative to the Russell 2000® Growth Index, to being overweight. The Fund’s overweight to the Health Care sector was also increased. In our opinion, these two sectors have a sustainable long-term secular growth profile. Within Health Care, the underweight to biotechnology was slightly reduced. In the Information Technology sector, there was a rotation from semiconductors to software.

The Fund exited the Consumer Staples sector entirely during the period. We believe that the sector is in flux, as rapidly growing e-commerce channels disrupt traditional models. Lackluster earnings growth (relative to other sectors), valuation that is back in line with the longer term average and interest rate sensitivity all continue to trouble the sector. We have also reduced the Fund’s Consumer Discretionary exposure to underweight relative to the benchmark.

Outlook

If the overarching theme of 2017 was a low volatility uptrend, then the first three months of 2018 could hardly have been a starker contrast. Lost in all the market noise is a healthy backdrop for the equity markets. Although some economic readings may have peaked, we believe there is little evidence to suggest the global economy is at risk. In the U.S., economic conditions remain quite healthy, and even the U.S. Federal Reserve Board (Fed) expressed optimism on the economic outlook in a recent Federal Open Market Committee (FOMC) press release. Earnings growth is strong on a global basis as well and we believe valuations for U.S. equities, which at their January peak seemed stretched, have become more favorable after the recent price decline.

We believe China/U.S. geopolitical events present one of the biggest risk to the markets; and it is quite likely that the dispute could drag on for much of the rest of the year, or perhaps until after the U.S. mid-term elections are over and there is more clarity around control over both houses of Congress. We believe this could likely cause higher volatility and a range-bound market for most of the year.

We remain focused on individual, high-quality companies believed to have strong and sustainable organic growth backed by secular trends. Of particular interest are companies on the cutting edge of technology and those that benefit the most from the challenges of uncertainty. Examples include consumer mobility, big data and cloud computing, virtual reality, e-commerce and personalized medicine and genomics. We believe that these areas of long-term potential will be the key drivers in a more normalized market environment.

34

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Growth Fund - Class A* and the Russell 2000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 13, 2001, August 13, 2001, February 1, 1998 and September 10, 2012, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for periods prior to August 13, 2001, August 13, 2001 and September 10, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

35

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sustainability and Impact Equity Fund

Sub-Advised by Rockefeller & Co., Inc.

Investment Philosophy

The Touchstone Sustainability and Impact Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of U.S. and non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.

Fund Performance

The Touchstone Sustainability and Impact Equity Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World Index, for the 12-month period ended March 31, 2018. The Fund’s total return was 15.57 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 14.85 percent.

Market Environment

Global equity markets posted strong gains for the 12-month period ended March 31, 2018. The returns were driven by a combination of global economic growth and increased corporate profits. Adding to the positive economic environment were the U.S. tax cuts enacted in late 2017, which we believe could also contribute meaningfully to earnings growth. We expect U.S. companies should get a profit boost from these tax cuts alone. Another important factor that boosted global returns for U.S.-based investors was the decline in the U.S. dollar, which experienced a double digit decline against a basket of major currencies, as measured by the DXY (U.S. dollar) Index. More recently, returns stalled which ended with markets slightly down for the first quarter of 2018. We believe investor attention shifted from the positive macro-factors to the thread of tariffs and a potential trade war.

Reflecting the environment of synchronized global growth, the last twelve months was a typical “risk-on” period for stocks, with economically-sensitive sectors among the largest performers. Information Technology, Consumer Discretionary and Financials sectors performed well, while more defensive sectors such as Utilities, Consumer Staples and Telecommunication Services lagged. Continuing the trend of the last several years, growth stocks (especially in Information Technology) outperformed more traditional value stocks.

Portfolio Review

The Fund’s outperformance was broad-based with value added through both sector allocation decisions and positive security selection. The Health Care, Industrials and Consumer Discretionary sectors were key contributors to relative performance during the period, while investments in the Consumer Staples and Materials sectors lagged. Stock selection was particularly strong in the Health Care and Consumer Discretionary sectors, where positions such as Alnylam Pharmaceuticals Inc., Dexcom Inc., Amazon.com Inc. and Sony Corp. all enjoyed solid performance and contributed meaningfully to relative returns. This was partially offset by underperformance in the Materials sector, which was the largest detractor to relative returns. The Fund’s lack of exposure to the mining industry contributed to the weak relative performance in the sector. This is an extractive industry the Fund typically would not own given the potential negative environmental impacts. Within Consumer Staples, the Fund’s largest detractor was CVS Health Corp., which underperformed due to fears regarding Amazon’s potential impact in the sector, as well the recent news of CVS’ proposed acquisition of Aetna Inc. We believe CVS’ merger with Aetna will likely result in a more defensible model, and the Fund continued to hold the stock.

36

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Fund’s geographic orientation changed throughout the fiscal year. At the beginning of the period, the Fund’s exposure to Europe was increased, which we believed was overly discounting the odds of eurozone fragmentation. We believed European growth was improving and prospects for the Euro were good, and we added to existing holdings and initiated new positions to participate. By the end of the year, however, we shifted back to a more U.S. domestically-focused orientation, as we anticipated U.S. tax cuts being passed could add a significant tailwind to U.S. earnings growth. The Fund was repositioned by adding areas that we believe would benefit most from the tax law changes, such as holdings in banks and other domestically-focused companies like Ross Stores Inc. and Comcast Corp. These investments were funded through sales of low-tax payers such as Oracle Corp. and by taking profits in European and Japanese companies (Orix Corp. and Atlas Copco AB).

Outlook

With the current bull market and the U.S. economic expansion in its ninth year, low-hanging fruits appeared to have already been picked. As such, the Fund strives to find relatively undervalued stocks that may be temporarily out of favor. We believe stocks of some of the domestically focused U.S. companies may benefit due to the lower tax-rate-triggered earnings upgrade. The Fund also continued to have an overweight in the Financials sector. We believe Financials remains one of the most attractive sectors, as it could benefit from the gradual tightening among major central banks. We believe net interest margins for banks could continue to expand, and rising interest rates could also create investment opportunities for insurance companies.

The market correction since February has created a healthier environment as the euphoria and irrational exuberance being experienced appeared to be largely washed away. We believe global growth should remain on the expansion path, and U.S. economic growth will likely surprise on the upside after a softer start in the first quarter of 2018. With S&P 500® Index earnings-per-share (EPS) projected to grow moving forward, we currently view the chances of a more sustained market downturn as low.

37

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sustainability and Impact Equity Fund - Class A* and the MSCI All Country World Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was December 19, 1997, October 4, 2003, November 10, 2004 and May 4, 2015, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to October 4, 2003, November 10, 2004 and May 4, 2015, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares . The returns of the index listed above are based on the inception date of the Fund. The launch date of the index listed above was after the inception date of the Fund, therefore there is no return for since inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Index measures the equity market performance of developed and emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

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Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2018

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Flexible Income Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	44.5%
AA/Aa	3.6
A/A	14.4
BBB/Baa	22.6
BB/Ba	5.2
B/B	1.2
Not Rated	8.5
100.0%

Credit Quality*	(% of Preferred Stocks)
A/A	3.7%
BBB/Baa	49.6
BB/Ba	41.2
Not Rated	5.5
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	87.4%
Common Stocks
Real Estate	2.0
Health Care	0.7
Utilities	0.5
Financials	0.5
Industrials	0.5
Information Technology	0.4
Consumer Staples	0.3
Preferred Stocks	2.7
Exchange-Traded Funds	1.1
Commercial Paper	1.0
Short-Term Investment Fund	1.1
Other Assets/Liabilities (Net)	1.8
Total	100.0%

Touchstone Focused Fund
Sector Allocation**	(% of Net Assets)
Information Technology	26.4%
Consumer Discretionary	16.5
Financials	16.1
Health Care	13.9
Industrials	8.4
Real Estate	5.0
Energy	4.6
Consumer Staples	3.4
Telecommunication Services	2.1
Materials	1.2
Short-Term Investment Fund	2.4
Other Assets/Liabilities (Net)	0.0
Total	100.0%

Touchstone Growth Opportunities Fund
Sector Allocation**	(% of Net Assets)
Information Technology	37.6%
Health Care	14.9
Consumer Discretionary	13.2
Industrials	13.1
Financials	6.9
Energy	4.4
Materials	4.1
Consumer Staples	2.9
Short-Term Investment Fund	3.6
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

40

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Growth Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
France	12.0%
China	11.3
Japan	11.2
Germany	8.5
Netherlands	7.0
Canada	5.3
United Kingdom	4.4
Singapore	4.3
Switzerland	4.2
India	3.7
Denmark	2.9
Jersey	2.5
Taiwan	1.9
Sweden	1.8
Ireland	1.8
Brazil	1.7
Austria	1.7
Macau	1.5
Spain	1.5
Panama	1.5
Philippines	1.4
South Africa	1.2
Mexico	1.1
Luxembourg	1.1
Virgin Islands (British)	1.0
Short-Term Investment Funds	4.4
Other Assets/Liabilities (Net)	(0.9)
Total	100.0%

Touchstone International Value Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	16.0%
United Kingdom	14.7
Netherlands	14.3
Germany	14.1
France	7.2
Italy	5.9
Switzerland	3.9
Ireland	3.2
Singapore	2.8
Colombia	2.7
Austria	2.3
Malaysia	2.1
United States	1.9
Taiwan	1.9
Spain	1.9
Hong Kong	1.6
Finland	1.6
Australia	1.5
Brazil	1.4
South Korea	1.0
Short-Term Investment Funds	6.4
Other Assets/Liabilities (Net)	(8.4)
Total	100.0%

Touchstone Mid Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Information Technology	25.4%
Industrials	18.9
Consumer Discretionary	14.8
Health Care	14.0
Financials	9.2
Materials	4.3
Energy	4.0
Consumer Staples	3.3
Real Estate	2.6
Short-Term Investment Funds	2.9
Other Assets/Liabilities (Net)	0.6
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

41

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
India	29.6%
China	21.7
South Korea	6.5
South Africa	6.3
Netherlands	4.5
Thailand	3.0
United States	2.8
Taiwan	2.6
Macau	2.5
Philippines	2.4
Indonesia	2.4
Brazil	2.4
Cambodia	1.7
Virgin Islands (British)	1.7
Peru	1.6
Mexico	1.2
Malaysia	1.1
Singapore	0.9
Russia	0.7
Short-Term Investment Funds	3.9
Other Assets/Liabilities (Net)	0.5
Total	100.0%

Touchstone Small Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	26.8%
Health Care	26.3
Industrials	13.8
Consumer Discretionary	11.2
Financials	9.1
Materials	5.8
Real Estate	3.3
Energy	2.3
Short-Term Investment Funds	5.7
Other Assets/Liabilities (Net)	(4.3)
Total	100.0%

Touchstone Sustainability and Impact Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United States	54.9%
Japan	10.4
Germany	4.9
United Kingdom	4.7
France	3.9
China	3.2
Netherlands	3.0
South Korea	2.4
Switzerland	1.9
Jersey	1.8
Ireland	1.5
Sweden	1.4
Liberia	1.1
Italy	0.9
Indonesia	0.8
Mexico	0.7
India	0.7
Curacao	0.6
Belgium	0.6
Short-Term Investment Funds	1.8
Other Assets/Liabilities (Net)	(1.2)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

42

Portfolio of Investments

Touchstone Flexible Income Fund – March 31, 2018

Principal		Market
Amount		Value

	Corporate Bonds — 53.8%

	Financials — 27.5%
$6,765,000	Aflac, Inc., 2.875%, 10/15/26	$6,362,625
2,000,000	Allstate Corp. (The), 5.750%, 8/15/53	2,095,000
3,210,000	Assurant, Inc., 7.000%, 3/27/48	3,281,366
12,600,000	Australia & New Zealand Banking Group Ltd./United Kingdom (Australia), 144a, 6.750%(A)	13,387,500
15,200,000	Banco Santander SA (Spain), 6.375%(A)	15,405,595
2,400,000	Bank of America Corp., 5.875%(A)	2,415,140
1,750,000	Bank of America Corp. MTN, 3.248%, 10/21/27	1,649,405
5,480,000	Bank of New York Mellon Corp. (The), 4.950%(A)	5,610,862
5,975,000	Berkshire Hathaway, Inc., 3.125%, 3/15/26	5,823,693
7,450,000	BNP Paribas SA (France), 144a, 6.750%(A)	7,813,187
13,602,000	Catlin Insurance Co. Ltd. (Bermuda), 144a, (3M LIBOR +2.975%), 4.714%(A)(B)	13,567,995
7,780,000	Charles Schwab Corp. (The), 4.625%(A)	7,780,000
4,000,000	Chubb INA Holdings, Inc., 3.350%, 5/3/26	3,934,281
582,000	Citizens Financial Group, Inc., 4.300%, 12/3/25	588,609
6,000,000	Credit Agricole SA (France), 144a, 8.125%(A)	6,835,128
3,630,000	Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 144a, 7.250%(A)	4,011,150
501,211	Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class B Pass Through Trust (Guernsey), 144a, 6.500%, 5/30/19	508,535
6,100,000	Duke Realty LP, 3.250%, 6/30/26	5,848,776
6,250,000	Goldman Sachs Group, Inc. (The), Ser P, 5.000%(A)	6,078,125
6,969,000	Hartford Financial Services Group, Inc. (The), 8.125%, 6/15/38	7,038,690
850,000	HCP, Inc., 4.000%, 6/1/25	851,279
2,400,000	HSBC Holdings PLC (United Kingdom), 6.250%(A)	2,454,000
11,550,000	HSBC Holdings PLC (United Kingdom), 6.375%(A)	11,882,062
15,050,000	ING Groep NV (Netherlands), 6.000%(A)	15,426,250
1,050,000	JPMorgan Chase & Co., 2.950%, 10/1/26	988,062
8,500,000	JPMorgan Chase & Co., Ser I, 7.900%(A)	8,543,350
9,417,000	JPMorgan Chase & Co., Ser Z, 5.300%(A)	9,671,259
427,000	Kemper Corp., 4.350%, 2/15/25	427,326
4,070,000	Lincoln National Corp., (3M LIBOR +2.358%), 4.242%, 5/17/66(B)	3,928,201
12,550,000	Lloyds Banking Group PLC (United Kingdom), 7.500%(A)	13,601,062
1,045,000	Manulife Financial Corp. (Canada), 4.150%, 3/4/26	1,060,251
1,300,000	MetLife, Inc., 4.600%, 5/13/46	1,359,712
6,430,000	MetLife, Inc., Ser C, 5.250%(A)	6,573,003
1,100,000	QBE Insurance Group Ltd., EMTN (Australia), 5.875%, 6/17/46	1,135,709
13,326,000	Reinsurance Group of America, Inc., (3M LIBOR +2.665%), 4.790%, 12/15/65(B)	13,232,718
1,400,000	Retail Opportunity Investments Partnership LP, 5.000%, 12/15/23	1,425,471
17,365,000	Royal Bank of Scotland Group PLC (United Kingdom), 7.500%(A)	18,059,600
1,500,000	Simon Property Group LP, 4.250%, 11/30/46	1,484,961
3,150,000	Societe Generale SA (France), 144a, 6.000%(A)	3,185,469
9,025,000	Societe Generale SA (France), 144a, 7.375%(A)	9,600,344
2,150,000	Travelers Cos., Inc. (The), 3.750%, 5/15/46	2,048,026
5,000,000	UBS Group AG (Switzerland), 7.125%(A)	5,200,000
7,100,000	US Bancorp, Ser I, 5.125%(A)	7,295,250
2,250,000	Westpac Banking Corp. (Australia) GMTN, 4.322%, 11/23/31	2,233,306
		261,702,333

	Industrials — 7.2%
4,300,000	AerCap Global Aviation Trust, 144a, 6.500%, 6/15/45	4,638,625
542,179	Air Canada 2013-1 Class A Pass Through Trust (Canada), 144a, 4.125%, 5/15/25	546,842
2,745,000	Asciano Finance Ltd. (Australia), 144a, 5.000%, 4/7/18	2,745,593
6,140,247	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 10/29/24	6,247,701
6,760,000	CRH America Finance, Inc., 144a, 3.400%, 5/9/27	6,475,680
3,651,221	Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 1/2/23	3,953,177
7,760,000	General Electric Co., Ser D, 5.000%(A)	7,682,400
3,169,533	Hawaiian Airlines 2013-1 Class A Pass Through Certificates, 3.900%, 1/15/26	3,169,533
7,690,000	John Deere Capital Corp. MTN, 2.800%, 9/8/27	7,241,860
1,050,000	Lockheed Martin Corp., 3.550%, 1/15/26	1,041,240
6,665,000	Lockheed Martin Corp., 4.700%, 5/15/46	7,232,854
4,025,000	Mexico City Airport Trust (Mexico), 144a, 3.875%, 4/30/28	3,693,420
1,125,000	Northrop Grumman Corp., 3.850%, 4/15/45	1,050,132
2,327,642	Northwest Airlines 2007-1 Class A Pass Through Trust, 7.027%, 11/1/19	2,451,473
1,500,000	Owens Corning, 3.400%, 8/15/26	1,444,663

43

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 53.8% (Continued)

	Industrials — (Continued)
$3,180,000	Owens Corning, 4.200%, 12/15/22	$3,252,972
5,318,318	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 6/3/25	5,481,590
		68,349,755

	Consumer Discretionary — 5.4%
7,455,000	Amazon.com, Inc., 144a, 3.150%, 8/22/27	7,192,916
1,550,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	1,671,692
2,050,000	Comcast Corp., 2.350%, 1/15/27	1,840,505
775,000	D.R. Horton, Inc., 4.750%, 2/15/23	813,205
1,100,000	General Motors Financial Co., Inc., 3.200%, 7/6/21	1,090,479
1,000,000	General Motors Financial Co., Inc., 5.250%, 3/1/26	1,056,202
7,020,000	Home Depot, Inc. (The), 4.200%, 4/1/43	7,259,256
6,680,000	Lennar Corp., 144a, 5.250%, 6/1/26	6,596,500
6,950,000	McDonald's Corp. MTN, 2.625%, 1/15/22	6,841,774
1,050,000	McDonald's Corp. MTN, 3.700%, 1/30/26	1,055,918
1,425,000	Time Warner, Inc., 3.800%, 2/15/27	1,377,733
5,195,000	Time Warner, Inc., 3.875%, 1/15/26	5,089,136
9,365,000	Toll Brothers Finance Corp., 4.375%, 4/15/23	9,283,056
		51,168,372

	Energy — 4.1%
11,650,000	Andeavor Logistics LP, 6.875%(A)	11,703,881
9,448,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	9,185,538
14,745,000	Energy Transfer Partners LP, 6.250%(A)	14,109,122
1,500,000	Enterprise Products Operating LLC, Ser D, 4.875%, 8/16/77	1,471,500
1,500,000	Enterprise Products Operating LLC, Ser E, 5.250%, 8/16/77	1,458,750
1,225,000	Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	1,317,907
		39,246,698

	Telecommunication Services — 2.4%
1,175,000	America Movil SAB de CV (Mexico), 6.125%, 3/30/40	1,406,932
592,000	AT&T, Inc., 3.800%, 3/15/22	600,527
9,785,000	AT&T, Inc., 3.900%, 8/14/27	9,852,365
1,500,000	CBS Corp., 4.000%, 1/15/26	1,479,863
1,350,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	1,285,381
6,603,000	Viacom, Inc., 5.875%, 2/28/57	6,611,254
1,750,000	Ziggo Secured Finance BV (Netherlands), 144a, 5.500%, 1/15/27	1,644,492
		22,880,814

	Information Technology — 2.4%
4,025,000	Alphabet, Inc., 1.998%, 8/15/26	3,657,421
7,410,000	Applied Materials, Inc., 3.300%, 4/1/27	7,281,083
1,150,000	KLA-Tencor Corp., 4.650%, 11/1/24	1,201,090
1,550,000	Microsoft Corp., 2.400%, 8/8/26	1,442,397
6,680,000	Microsoft Corp., 4.450%, 11/3/45	7,395,184
1,500,000	QUALCOMM, Inc., 3.450%, 5/20/25	1,464,663
		22,441,838

	Health Care — 1.8%
850,000	Abbott Laboratories, 4.900%, 11/30/46	931,988
1,500,000	Amgen, Inc., 2.600%, 8/19/26	1,369,572
1,370,000	Cardinal Health, Inc., 4.900%, 9/15/45	1,401,978
7,160,000	Eli Lilly & Co., 3.100%, 5/15/27	6,985,941
810,000	Express Scripts Holding Co., 3.400%, 3/1/27	761,018
1,500,000	Kraft Heinz Foods Co., 4.375%, 6/1/46	1,375,478
2,090,000	Medtronic, Inc., 3.150%, 3/15/22	2,093,478
1,350,000	Medtronic, Inc., 3.500%, 3/15/25	1,349,441
1,500,000	Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	1,400,285
		17,669,179

	Utilities — 1.6%
7,190,000	American Water Capital Corp., 2.950%, 9/1/27	6,826,814
850,000	Electricite de France SA (France), 144a, 3.625%, 10/13/25	850,404
2,700,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.125%), 4.250%, 6/15/67(B)	2,632,500
1,300,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.068%), 4.376%, 10/1/66(B)	1,270,750
4,001,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 3.951%, 5/15/67(B)	3,900,975
		15,481,443

	Consumer Staples — 1.1%
1,520,000	BAT Capital Corp., 144a, 3.557%, 8/15/27	1,455,912
7,150,000	Kroger Co. (The), 2.650%, 10/15/26	6,456,027
1,800,000	Lamb Weston Holdings, Inc., 144a, 4.875%, 11/1/26	1,784,250
1,050,000	Walgreens Boots Alliance, Inc., 3.450%, 6/1/26	992,151
		10,688,340

	Materials — 0.3%
1,750,000	Domtar Corp., 6.250%, 9/1/42	1,850,017
850,000	International Paper Co., 4.400%, 8/15/47	810,279
		2,660,296
	Total Corporate Bonds	$512,289,068

44

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 16.0%
$1,375,000	Ally Master Owner Trust, Ser 2015-3, Class A, 1.630%, 5/15/20	$1,373,931
3,961,439	American Homes 4 Rent Trust, Ser 2014-SFR2, Class A, 144a, 3.786%, 10/17/36	4,050,884
9,931,432	AmeriCredit Automobile Receivables Trust, Ser 2016-2, Class A3, 1.600%, 11/9/20	9,893,107
9,255,000	Barclays Dryrock Issuance Trust, Ser 2015-2, Class A, 1.560%, 3/15/21	9,247,684
5,435,000	Cabela's Credit Card Master Note Trust, Ser 2013-1A, Class A, 144a, 2.710%, 2/17/26	5,357,513
1,873,781	California Republic Auto Receivables Trust, Ser 2014-3, Class A4, 1.790%, 3/16/20	1,870,333
2,573,380	Capital Auto Receivables Asset Trust, Ser 2016-2, Class A3, 1.460%, 6/22/20	2,562,315
9,300,000	Capital One Multi-Asset Execution Trust, Ser 2015-A5, Class A5, 1.600%, 5/17/21	9,278,336
6,500,000	Chase Issuance Trust, Ser 2015-A7, Class A7, 1.620%, 7/15/20	6,484,960
1,105,000	Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Class D, 144a, 2.640%, 7/15/21	1,104,238
450,633	Conseco Finance Corp., Ser 1998-4, Class A7, 6.870%, 4/1/30(B)(C)	478,592
1,991,628	Countrywide Asset-Backed Certificates, Ser 2004-8, Class M1, (1M LIBOR +1.050%), 2.922%, 1/25/35(B)	2,000,014
5,797,466	GM Financial Automobile Leasing Trust, Ser 2016-2, Class A3, 1.620%, 9/20/19	5,775,994
4,330,000	Hyundai Auto Lease Securitization Trust, Ser 2017-C, Class A3, 144a, 2.120%, 2/16/21	4,289,623
6,700,000	Merrill Lynch Mortgage Investors Trust Series, Ser 2006-FF1, Class M3, (1M LIBOR +0.310%), 2.182%, 8/25/36(B)	6,681,759
576,464	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	628,406
6,017,066	New Residential Mortgage Trust, Ser 2018-1A, Class A1A, 144a, 4.000%, 12/25/57(B)(C)	6,151,730
4,815,000	Newcastle Mortgage Securities Trust, Ser 2006-1, Class M2, (1M LIBOR +0.370%), 2.242%, 3/25/36(B)	4,774,202
5,965,007	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser 2005-FM1, Class M2, (1M LIBOR +0.490%), 2.362%, 5/25/35(B)	5,991,567
2,240,000	Oscar US Funding Trust, Ser 2014-1A, Class A4, 144a, 2.550%, 12/15/21	2,232,982
3,986,334	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Ser 2004-MHQ1, Class M2, (1M LIBOR +1.125%), 2.997%, 12/25/34(B)	4,004,069
3,074,314	Popular ABS Mortgage Pass-Through Trust, Ser 2004-4, Class AV1, (1M LIBOR +0.680%), 2.552%, 9/25/34(B)	3,063,375
2,335,000	RAMP Trust, Ser 2005-EFC5, Class M3, (1M LIBOR +0.690%), 2.562%, 10/25/35(B)	2,277,102
8,455,000	Santander Drive Auto Receivables Trust, Ser 2014-4, Class D, 3.100%, 11/16/20	8,474,786
7,820,000	Synchrony Credit Card Master Note Trust, Ser 2015-2, Class A, 1.600%, 4/15/21	7,818,436
296,250	Taco Bell Funding LLC, Ser 2016-1A, Class A2I, 144a, 3.832%, 5/25/46	297,900
2,642,719	Tax Ease Funding LLC, Ser 2016-1A, Class A, 144a, 3.131%, 6/15/28	2,628,897
9,324,204	TLF National Tax Lien Trust, Ser 2017-1A, Class A, 144a, 3.090%, 12/15/29	9,313,255
1,077,464	TLF National Tax Lien Trust, Ser 2017-1A, Class B, 144a, 3.840%, 12/15/29	1,074,727
5,900,000	Towd Point Mortgage Trust, Ser 2016-1, Class M1, 144a, 3.500%, 2/25/55(B)(C)	5,902,375
15,894,592	Towd Point Mortgage Trust, Ser 2017-6, Class A1, 144a, 2.750%, 10/25/57(B)(C)	15,662,708
1,473,917	Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2005-4, Class M1, (1M LIBOR +0.460%), 2.332%, 12/25/35(B)	1,475,264
	Total Asset-Backed Securities	$152,221,064

	U.S. Treasury Obligations — 6.1%
7,420,000	U.S. Treasury Note, 1.375%, 10/31/20	7,236,239
5,514,200	U.S. Treasury Note, 1.500%, 8/15/26	5,005,213
3,500,000	U.S. Treasury Note, 1.750%, 5/31/22	3,394,043
6,880,000	U.S. Treasury Note, 1.875%, 1/31/22	6,724,125
4,770,000	U.S. Treasury Note, 2.000%, 10/31/21	4,693,233
3,520,000	United States Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	3,586,042
27,970,000	United States Treasury Inflation Indexed Note, 0.375%, 1/15/27	27,955,754
	Total U.S. Treasury Obligations	$58,594,649

	Agency Collateralized Mortgage Obligations — 4.1%
1,178,107	Fannie Mae REMICs, Ser 2008-60, Class SA, (1M LIBOR +6.500%), 4.629%, 7/25/38(B)(D)	176,944

45

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount		Value

	Agency Collateralized Mortgage Obligations — 4.1% (Continued)
$32,522,607	FHLMC Multifamily Structured Pass Through Certificates, Ser K006 Class AX1, 0.963%, 1/25/20(B)(C)(D)	$467,064
14,707,444	FHLMC Multifamily Structured Pass Through Certificates, Ser K019 Class X1, 1.672%, 3/25/22(B)(C)(D)	802,143
26,318,820	FHLMC Multifamily Structured Pass Through Certificates, Ser K025 Class X1, 0.866%, 10/25/22(B)(C)(D)	849,448
71,063,149	FHLMC Multifamily Structured Pass Through Certificates, Ser K033 Class X1, 0.307%, 7/25/23(B)(C)(D)	1,013,225
111,075,287	FHLMC Multifamily Structured Pass Through Certificates, Ser K036 Class X1, 0.762%, 10/25/23(B)(C)(D)	3,873,784
32,911,350	FHLMC Multifamily Structured Pass Through Certificates, Ser K710 Class X1, 1.731%, 5/25/19(B)(C)(D)	455,723
3,000,000	FREMF Mortgage Trust, Ser 2012-K19, Class B, 144a, 4.033%, 5/25/45(B)(C)	3,030,470
5,730,000	FREMF Mortgage Trust, Ser 2013-K712, Class C, 144a, 3.364%, 5/25/45(B)(C)	5,739,411
5,095,000	FREMF Mortgage Trust, Ser 2013-K713, Class C, 144a, 3.163%, 4/25/46(B)(C)	5,084,639
607,394	GNMA, Ser 2011-83, Class NI, 4.500%, 10/16/37(D)	12,083
7,627,388	GNMA, Ser 2012-147, Class IO, 0.567%, 4/16/54(B)(C)(D)	259,882
29,565,594	GNMA, Ser 2016-110, Class IO, 1.036%, 5/16/58(B)(C)(D)	2,368,151
39,052,092	GNMA, Ser 2016-158, Class IO, 0.909%, 6/16/58(B)(C)(D)	3,002,426
70,375,596	GNMA, Ser 2016-35, Class IO, 0.883%, 3/16/58(B)(C)(D)	5,112,287
43,131,952	GNMA, Ser 2017-76, Class IO, 0.955%, 12/16/56(B)(C)(D)	3,295,734
50,721,295	GNMA, Ser 2017-94, Class IO, 0.658%, 2/16/59(B)(C)(D)	3,211,196
	Total Agency Collateralized Mortgage Obligations	$38,754,610

	Non-Agency Collateralized Mortgage Obligations — 3.6%
1,339,899	American Home Mortgage Investment Trust, Ser 2004-4, Class 4A, (6M LIBOR +2.000%), 4.211%, 2/25/45(B)	1,365,021
4,245,729	Bear Stearns ALT-A Trust, Ser 2004-12, Class 1M1, (1M LIBOR +0.930%), 2.802%, 1/25/35(B)	4,206,959
101,132	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(E)	102,232
6,326,053	Citigroup Mortgage Loan Trust, Inc., Ser 2018-RP1, Class A1, 144a, 2.996%, 9/25/64(B)(C)	6,279,967
1,395,326	GSR Mortgage Loan Trust, Ser 2005-AR4, Class 6A1, 3.520%, 7/25/35(B)(C)	1,404,511
5,338,705	JP Morgan Mortgage Trust, Ser 2014-2, Class 1A1, 144a, 3.000%, 6/25/29(B)(C)	5,317,852
6,617	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 4.106%, 12/25/32(B)	6,615
5,700,318	Metlife Securitization Trust, Ser 2017-1A, Class A, 144a, 3.000%, 4/25/55(B)(C)	5,658,866
368,755	Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 3.686%, 9/25/34(B)(C)	378,111
4,547,000	Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, Class 1M1, (1M LIBOR +0.500%), 2.372%, 9/25/35(B)	4,552,888
43,769	RALI Trust, Ser 2004-QS6, Class A1, 5.000%, 5/25/19	43,609
5,219,022	Sequoia Mortgage Trust, Ser 2013-9, Class B1, 144a, 3.500%, 7/25/43	5,222,782
130,912	Wells Fargo Mortgage Backed Securities Trust, Ser 2004-X, Class 1A5, 3.681%, 11/25/34(B)(C)	133,548
	Total Non-Agency Collateralized Mortgage Obligations	$34,672,961

	U.S. Government Mortgage-Backed Obligations — 1.6%
40,962	FHLMC, Pool #972110, (1 Year CMT Rate +2.225%), 3.376%, 10/1/32(B)	42,076
41,654	FHLMC, Pool #G03170, 6.500%, 8/1/37	46,910
54,604	FHLMC, Pool #G12780, 6.500%, 9/1/22	57,000
3,505,102	FHLMC, Pool #Q41208, 3.500%, 6/1/46	3,519,448
91,358	FNMA, Pool #844415, 5.500%, 10/1/35	100,280
603,038	FNMA, Pool #AB1952, 4.000%, 12/1/40	625,149
432,295	FNMA, Pool #AB1953, 4.000%, 12/1/40	447,404
369,756	FNMA, Pool #AB3387, 4.000%, 8/1/41	382,438
2,136,917	FNMA, Pool #AS7601, 4.000%, 7/1/46	2,194,433
1,780,070	FNMA, Pool #AS8703, 2.500%, 2/1/32	1,745,120
1,909,336	FNMA, Pool #BC4492, 4.500%, 12/1/39	2,016,131
4,111,152	FNMA, Pool #BE4435, 3.000%, 11/1/46	4,015,490
	Total U.S. Government Mortgage-Backed Obligations	$15,191,879

	Sovereign Government Obligations — 1.5%
9,625,000	Australia Government Bond (AUD), 2.000%, 12/21/21	7,341,064

46

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount		Value

	Sovereign Government Obligations — 1.5% (Continued)
$8,925,000	Canadian Government Bond (CAD), 0.750%, 8/1/19	$6,842,396
	Total Sovereign Government Obligations	$14,183,460

	Commercial Mortgage-Backed Security — 0.6%
6,020,000	Banc of America Commercial Mortgage Trust, Ser 2015-UBS7, Class A4, 3.705%, 9/15/48	6,102,408

	U.S. Government Agency Obligation — 0.1%
1,500,000	FHLMC, 2.375%, 1/13/22	1,489,335

Shares

	Common Stocks — 4.9%

	Real Estate — 2.0%
73,196	Crown Castle International Corp. REIT	8,023,014
18,347	Digital Realty Trust, Inc. REIT	1,933,407
236,493	MGM Growth Properties LLC - Class A, REIT	6,276,524
39,089	Prologis, Inc. REIT	2,462,216
		18,695,161

	Health Care — 0.7%
39,673	Abbott Laboratories	2,377,206
9,654	Stryker Corp.	1,553,522
11,625	UnitedHealth Group, Inc.	2,487,750
		6,418,478

	Utilities — 0.5%
38,441	Dominion Energy, Inc.	2,592,077
15,921	NextEra Energy, Inc.	2,600,377
		5,192,454

	Financials — 0.5%
113,146	AGNC Investment Corp.	2,140,722
14,443	CME Group, Inc.	2,336,011
		4,476,733

	Industrials — 0.5%
37,077	Fastenal Co.	2,024,033
11,082	Raytheon Co.	2,391,717
		4,415,750

	Information Technology — 0.4%
20,779	Texas Instruments, Inc.	2,158,730
14,664	Visa, Inc. - Class A	1,754,108
		3,912,838

	Consumer Staples — 0.3%
21,965	Estee Lauder Cos., Inc. (The) - Class A	3,288,600
	Total Common Stocks	$46,400,014

	Preferred Stocks — 2.7%

	Financials — 2.0%
110,000	AGNC Investment Corp., Ser C, 7.000%(A)	2,802,800
200,875	Chimera Investment Corp., Ser B, 8.000%(A)	5,102,225
59,650	CoBank ACB, Ser H, 6.200%(A)	6,501,850
120,000	Two Harbors Investment Corp., Ser.B, 7.625%(A)	3,022,800
80,612	WR Berkley Corp., 5.750%, 6/1/56	2,027,392
		19,457,067

	Industrials — 0.4%
139,438	Seaspan Corp. (Marshall Islands), 6.375%, 4/30/19	3,547,303

	Consumer Staples — 0.3%
103,723	CHS, Inc., Ser 3, 6.750%(A)	2,793,260
	Total Preferred Stocks	$25,797,630

	Exchange-Traded Funds — 1.1%
54,785	iShares MSCI Japan ETF	3,324,354
310,406	VanEck Vectors Gold Miners ETF	6,822,724
	Total Exchange-Traded Funds	$10,147,078

Principal
Amount

Commercial Paper — 1.0%
$9,700,000	Toyota Motor Credit Corp., 2.034%, 06/25/18(F)	$9,646,627

Shares

	Short-Term Investment Fund — 1.1%
10,248,745	Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	10,248,745

Total Investment Securities —98.2%		$935,739,528
(Cost $933,990,877)

Other Assets in Excess of Liabilities — 1.8%		16,939,524

Net Assets — 100.0%		$952,679,052

(A)	Perpetual Bond - A bond with no definite maturity date.

(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2018.

(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

47

Touchstone Flexible Income Fund (Continued)

(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(E)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of March 31, 2018.

(F)	Rate reflects yield at the time of purchase.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CMT - Constant Maturity Treasury

EMTN - Euro Medium Term Note

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Finnish Real Estate Management Federation

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

TRY - Turkish Lira

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $192,220,142 or 20.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Long Positions
Corporate Bonds	$—	$512,289,068	$—	$512,289,068
Asset-Backed Securities	—	152,221,064	—	152,221,064
U.S. Treasury Obligations	—	58,594,649	—	58,594,649
Agency Collateralized Mortgage Obligations	—	38,754,610	—	38,754,610
Non-Agency Collateralized Mortgage Obligations	—	34,672,961	—	34,672,961
U.S. Government Mortgage-Backed Obligations	—	15,191,879	—	15,191,879
Sovereign Government Obligations	—	14,183,460	—	14,183,460
Commercial Mortgage-Backed Security	—	6,102,408	—	6,102,408
U.S. Government Agency Obligation	—	1,489,335	—	1,489,335

48

Touchstone Flexible Income Fund (Continued)

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	46,400,014	—	—	46,400,014
Preferred Stocks	$25,797,630	$—	$—	$25,797,630
Exchange-Traded Funds	10,147,078	—	—	10,147,078
Commercial Paper	—	9,646,627	—	9,646,627
Short-Term Investment Fund	10,248,745	—	—	10,248,745
Other Financial Instruments***
Forward Foreign Currency Contracts	—	571,421	—	571,421
Futures Equity Contracts	347,910	—	—	347,910
Total Assets	$92,941,377	$843,717,482	$—	$936,658,859

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$—	$(37,213)	$—	$(37,213)
Futures Interest Rate Contracts	(343,810)	—	—	(343,810)
Total Liabilities	$(343,810)	$(37,213)	$—	$(381,023)
Total	$92,597,567	$843,680,269	$—	$936,277,836

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation) on forward foreign currency contracts, futures equity contracts and futures interest rate contracts.

Futures Contracts

At March 31, 2018, $6,012,362 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at March 31, 2018:

				Value and
				Unrealized
		Number of	Notional	Appreciation/
Description	Expiration Date	Contracts	Amount	(Depreciation)
Short Futures:
Euro-Bund Futures	06/11/2018	124	$24,004,424	$(320,756)
10-Year JGB Futures	06/20/2018	7	9,900,822	(23,054)
				$(343,810)
Long Futures:
CBOE Volatility Index Futures	06/20/2018	225	3,887,715	347,910
				$4,100

Forward Foreign Currency Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Expiration Date	Receive		Deliver		(Depreciation)
Morgan Stanley	04/20/2018	JPY	1,856,209,930	USD	17,506,115	$(37,213)
Morgan Stanley	04/20/2018	USD	17,338,090	AUD	21,990,276	448,300
Morgan Stanley	04/20/2018	USD	9,527,501	TRY	37,350,406	123,121
						$534,208

See accompanying Notes to Financial Statements.

49

Portfolio of Investments

Touchstone Focused Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 97.6%

Information Technology — 26.4%
Alphabet, Inc. - Class A*	16,581	$17,196,818
Alphabet, Inc. - Class C*	34,961	36,072,410
Apple, Inc.	302,220	50,706,472
Avnet, Inc.	502,467	20,983,022
Cisco Systems, Inc.	503,460	21,593,399
Facebook, Inc. - Class A*	232,753	37,191,602
International Business Machines Corp.	136,647	20,965,749
Microsoft Corp.	562,313	51,322,308
Oracle Corp.	662,854	30,325,571
salesforce.com, Inc.*	274,288	31,899,694
		318,257,045

Consumer Discretionary — 16.5%
Amazon.com, Inc.*	41,166	59,581,198
Booking Holdings, Inc.*	16,032	33,352,812
Carnival Corp. (Panama)	394,191	25,851,046
Comcast Corp. - Class A	658,008	22,484,133
Starbucks Corp.	278,413	16,117,329
Twenty-First Century Fox, Inc. - Class A	744,051	27,299,231
Yum China Holdings, Inc.	331,871	13,772,647
		198,458,396

Financials — 16.1%
Bank of America Corp.	987,717	29,621,633
Bank of the Ozarks	280,771	13,552,816
Berkshire Hathaway, Inc. - Class B*	525,001	104,727,199
Goldman Sachs Group, Inc. (The)	116,068	29,232,886
Signature Bank/NewYork NY*	119,413	16,950,675
		194,085,209

Health Care — 13.9%
Biogen, Inc.*	98,763	27,043,285
Bio-Rad Laboratories, Inc. - Class A*	102,154	25,546,672
Bristol-Myers Squibb Co.	639,535	40,450,589
Johnson & Johnson	246,337	31,568,087
Novartis AG ADR	526,559	42,572,295
		167,180,928

Industrials — 8.4%
General Electric Co.	1,010,529	13,621,931
Johnson Controls International PLC (Ireland)	460,913	16,242,574
Stericycle, Inc.*	295,974	17,323,358
Union Pacific Corp.	170,804	22,961,182
United Technologies Corp.	245,112	30,839,992
		100,989,037

Real Estate — 5.0%
Jones Lang LaSalle, Inc.	181,925	31,771,382
Simon Property Group, Inc. REIT	180,048	27,790,409
		59,561,791

Energy — 4.6%
Exxon Mobil Corp.	225,353	16,813,587
Halliburton Co.	411,813	19,330,502
Schlumberger Ltd. (Curacao)	302,165	19,574,249
		55,718,338

Consumer Staples — 3.4%
JM Smucker Co. (The)	92,171	11,430,126
Mondelez International, Inc. - Class A	254,641	10,626,169
Unilever NV (Netherlands)	332,618	18,756,329
		40,812,624

Telecommunication Services — 2.1%
AT&T, Inc.	703,381	25,075,533

Materials — 1.2%
Nutrien Ltd. (Canada)	303,996	14,366,851
Total Common Stocks		$1,174,505,752

Short-Term Investment Fund — 2.4%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	29,180,563	29,180,563

Total Investment Securities —100.0%
(Cost $900,895,689)		$1,203,686,315

Other Assets in Excess of Liabilities — 0.0%		131,431

Net Assets — 100.0%		$1,203,817,746

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

50

Touchstone Focused Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,174,505,752	$—	$—	$1,174,505,752
Short-Term Investment Fund	29,180,563	—	—	29,180,563
Total	$1,203,686,315	$—	$—	$1,203,686,315

See accompanying Notes to Financial Statements.

51

Portfolio of Investments

Touchstone Growth Opportunities Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 97.1%

Information Technology — 37.6%
Adobe Systems, Inc.*	11,960	$2,584,317
Alibaba Group Holding Ltd. ADR*	14,965	2,746,676
Alphabet, Inc. - Class A*	6,148	6,376,337
Alphabet, Inc. - Class C*	8,055	8,311,068
Apple, Inc.	79,925	13,409,817
Broadcom Ltd. (Singapore)	18,400	4,335,960
Cognizant Technology Solutions Corp. - Class A	56,050	4,512,025
Facebook, Inc. - Class A*	60,860	9,724,819
FleetCor Technologies, Inc.*	14,385	2,912,963
International Business Machines Corp.	22,100	3,390,803
Lam Research Corp.	21,970	4,463,425
Micron Technology, Inc.*	51,100	2,664,354
Microsoft Corp.	117,570	10,730,614
Red Hat, Inc.*	27,950	4,178,805
salesforce.com, Inc.*	38,640	4,493,832
ServiceNow, Inc.*	23,050	3,813,622
Visa, Inc. - Class A	91,870	10,989,489
Worldpay, Inc. - Class A*	77,610	6,382,646
		106,021,572

Health Care — 14.9%
Abbott Laboratories	72,380	4,337,010
Biogen, Inc.*	12,671	3,469,573
Celgene Corp.*	54,015	4,818,678
Cooper Cos., Inc. (The)	15,440	3,532,826
Jazz Pharmaceuticals PLC (Ireland)*	26,735	4,036,718
Masimo Corp.*	34,180	3,006,131
Medicines Co. (The)*	85,480	2,815,711
STERIS PLC (United Kingdom)	49,830	4,652,129
UnitedHealth Group, Inc.	27,909	5,972,526
Vertex Pharmaceuticals, Inc.*	32,170	5,243,067
		41,884,369

Consumer Discretionary — 13.2%
Amazon.com, Inc.*	8,421	12,188,050
Aramark	110,530	4,372,567
Delphi Technologies PLC (Jersey)	71,890	3,425,559
Dollar Tree, Inc.*	39,140	3,714,386
Home Depot, Inc. (The)	34,575	6,162,648
Marriott International, Inc. - Class A	31,630	4,301,047
TopBuild Corp.*	39,469	3,020,168
		37,184,425

Industrials — 13.1%
AMETEK, Inc.	76,940	5,845,132
Boeing Co. (The)	16,176	5,303,787
Ferguson PLC ADR	478,910	3,627,743
Illinois Tool Works, Inc.	23,930	3,748,874
Ingersoll-Rand PLC, (Ireland)	60,200	5,147,702
Union Pacific Corp.	43,780	5,885,345
United Continental Holdings, Inc.*	51,906	3,605,910
Univar, Inc.*	132,740	3,683,535
		36,848,028

Financials — 6.9%
Bank of America Corp.	132,680	3,979,073
CME Group, Inc.	23,880	3,862,351
Essent Group Ltd. (Bermuda)*	79,600	3,387,776
S&P Global, Inc.	20,560	3,928,194
Western Alliance Bancorp*	76,360	4,437,280
		19,594,674

Energy — 4.4%
Andeavor	40,930	4,115,921
EOG Resources, Inc.	36,900	3,884,463
RSP Permian, Inc.*	94,850	4,446,568
		12,446,952

Materials — 4.1%
Berry Global Group, Inc.*	54,395	2,981,390
DowDuPont, Inc.	72,720	4,632,991
Summit Materials, Inc. - Class A*	135,193	4,093,644
		11,708,025

Consumer Staples — 2.9%
Constellation Brands, Inc. - Class A	21,520	4,904,838
Philip Morris International, Inc.	32,980	3,278,212
		8,183,050
Total Common Stocks		$273,871,095

Short-Term Investment Fund — 3.6%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	9,988,985	9,988,985

Total Investment Securities —100.7%
(Cost $222,246,379)		$283,860,080

Liabilities in Excess of Other Assets — (0.7%)		(1,895,439)

Net Assets — 100.0%		$281,964,641

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

52

Touchstone Growth Opportunities Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$273,871,095	$—	$—	$273,871,095
Short-Term Investment Fund	9,988,985	—	—	9,988,985
Total	$283,860,080	$—	$—	$283,860,080

See accompanying Notes to Financial Statements.

53

Portfolio of Investments

Touchstone International Growth Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 96.5%

France — 12.0%

Consumer Discretionary — 2.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	5,960	$367,434

Consumer Staples — 3.8%
L'Oreal SA ADR	5,275	238,140
Remy Cointreau SA ADR	23,789	343,751

Financials — 1.6%
BNP Paribas SA ADR	6,593	245,556

Industrials — 1.5%
Safran SA ADR	8,524	226,142

Information Technology — 2.7%
Dassault Systemes SE ADR	3,007	410,471
Total France		1,831,494

China — 11.3%

Consumer Discretionary — 2.9%
Geely Automobile Holdings Ltd. ADR	3,007	176,451
JD.com, Inc. ADR*	6,857	277,640

Information Technology — 8.4%
Alibaba Group Holding Ltd. ADR*	2,268	416,269
Baidu, Inc. ADR*	949	211,807
Tencent Holdings Ltd. ADR	7,332	390,722
Weibo Corp. ADR*	2,215	264,781
Total China		1,737,670

Japan — 11.2%

Consumer Discretionary — 3.8%
Panasonic Corp. ADR	12,765	183,433
Sony Corp. ADR	8,123	392,666

Health Care — 1.0%
Hoya Corp. ADR	3,112	159,117

Industrials — 4.6%
FANUC Corp. ADR	14,874	378,246
Komatsu Ltd. ADR	9,811	330,140

Information Technology — 1.8%
Omron Corp. ADR	4,694	277,040
Total Japan		1,720,642

Germany — 8.5%

Consumer Discretionary — 1.9%
adidas AG ADR	2,374	289,082

Financials — 2.1%
Allianz SE ADR	13,819	313,553

Industrials — 1.8%
HOCHTIEF AG ADR	7,068	272,895

Information Technology — 1.2%
Infineon Technologies AG ADR	6,857	185,036

Materials — 1.5%
BASF SE ADR	9,283	235,695
Total Germany		1,296,261

Netherlands — 7.0%

Consumer Staples — 1.5%
Unilever NV	4,009	226,068

Financials — 1.7%
ING Groep NV ADR	15,244	258,081

Information Technology — 2.0%
Interxion Holding NV*	5,011	311,233

Materials — 1.8%
LyondellBasell Industries NV - Class A	2,690	284,279
Total Netherlands		1,079,661

Canada — 5.3%

Energy — 3.2%
Canadian Natural Resources Ltd.	8,123	255,631
Suncor Energy, Inc.	6,752	233,214

Financials — 2.1%
Brookfield Asset Management, Inc. - Class A	8,123	316,797
Total Canada		805,642

United Kingdom — 4.4%

Financials — 2.6%
Prudential PLC ADR	7,754	396,462

Health Care — 1.8%
AstraZeneca PLC ADR	8,059	281,823
Total United Kingdom		678,285

Singapore — 4.3%

Financials — 1.5%
United Overseas Bank Ltd. ADR	5,380	225,906

Information Technology — 2.8%
Broadcom Ltd.	1,846	435,010
Total Singapore		660,916

Switzerland — 4.2%

Consumer Staples — 1.9%
Nestle SA ADR	3,745	296,042

Financials — 1.3%
Credit Suisse Group AG ADR	11,551	193,941

54

Touchstone International Growth Fund (Continued)

		Market
	Shares	Value

Common Stocks — 96.5% (Continued)

Switzerland — (Continued)

Health Care — 1.0%
Novartis AG ADR	1,846	$149,249
Total Switzerland		639,232

India — 3.7%

Financials — 3.7%
HDFC Bank Ltd. ADR	4,061	401,105
ICICI Bank Ltd. ADR	19,569	173,186
Total India		574,291

Denmark — 2.9%

Financials — 1.4%
Danske Bank A/S ADR	11,657	220,026

Health Care — 1.5%
Novo Nordisk A/S ADR	4,694	231,180
Total Denmark		451,206

Jersey — 2.5%
Consumer Discretionary — 1.2%
Aptiv PLC	2,103	178,692

Information Technology — 1.3%
WNS Holdings Ltd. ADR*	4,589	208,019
Total Jersey		386,711

Taiwan — 1.9%

Information Technology — 1.9%
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	6,646	290,829

Sweden — 1.8%

Industrials — 1.8%
Atlas Copco AB ADR - Class A	6,488	283,720

Ireland — 1.8%

Industrials — 1.8%
Kingspan Group PLC ADR	6,593	278,928

Brazil — 1.7%

Financials — 1.7%
Itau Unibanco Holding SA ADR	16,668	260,021

Austria — 1.7%

Financials — 1.7%
Erste Group Bank AG ADR	10,127	255,909

Macau — 1.5%

Consumer Discretionary — 1.5%
Sands China Ltd. ADR	4,272	232,215

Spain — 1.5%

Consumer Discretionary — 1.5%
Industria de Diseno Textil SA ADR†	14,400	226,008

Panama — 1.5%

Industrials — 1.5%
Copa Holdings SA - Class A	1,741	223,945

Philippines — 1.4%

Financials — 1.4%
BDO Unibank, Inc. ADR†	8,070	213,694

South Africa — 1.2%

Financials — 1.2%
Capitec Bank Holdings Ltd. ADR	4,905	180,126

Mexico — 1.1%

Industrials — 1.1%
Grupo Aeroportuario del Sureste SAB de CV ADR	1,002	170,911

Luxembourg — 1.1%

Consumer Discretionary — 1.1%
Samsonite International SA ADR	7,121	162,003

Virgin Islands (British) — 1.0%

Information Technology — 1.0%
Luxoft Holding, Inc.*	3,587	146,888
Total Common Stocks		$14,787,208

Short-Term Investment Funds — 4.4%
Dreyfus Government Cash
Management, Institutional Shares,
1.54%∞Ω	553,348	553,348
Invesco Government & Agency
Portfolio, Institutional Class,
1.48%**∞Ω	114,510	114,510
Total Short-Term Investment Funds		$667,858

Total Investment Securities —100.9%
(Cost $12,810,360)		$15,455,066

Liabilities in Excess of Other Assets — (0.9%)		(137,144)

Net Assets — 100.0%		$15,317,922

55

Touchstone International Growth Fund (Continued)

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2018 was $107,297.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$14,787,208	$—	$—	$14,787,208
Short-Term Investment Funds	667,858	—	—	667,858
Total	$15,455,066	$—	$—	$15,455,066

See accompanying Notes to Financial Statements.

56

Portfolio of Investments

Touchstone International Value Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 102.0%

Japan — 16.0%

Consumer Staples — 1.6%
Japan Tobacco, Inc.	13,100	$374,228

Energy — 1.8%
Inpex Corp.	33,800	419,435

Financials — 3.1%
ORIX Corp.	22,200	397,846
Resona Holdings, Inc.	62,100	333,785

Industrials — 6.2%
Fuji Electric Co. Ltd.	65,490	451,206
Seibu Holdings, Inc.	25,700	450,585
Sumitomo Corp.	34,030	570,089

Information Technology — 2.2%
Hitachi Ltd.	72,720	529,664

Materials — 1.1%
Sumitomo Osaka Cement Co. Ltd.†	59,010	260,483
Total Japan		3,787,321

United Kingdom — 14.7%

Consumer Discretionary — 2.2%
Greene King PLC	42,372	280,237
ITV PLC	121,462	245,871

Consumer Staples — 4.3%
Coca-Cola European Partners PLC	14,200	591,572
Imperial Brands PLC	12,649	430,691

Health Care — 2.2%
GlaxoSmitKline PLC	26,990	524,173

Industrials — 4.3%
Babcock International Group PLC	33,900	318,206
Cobham PLC*	243,050	418,826
Travis Perkins PLC*	15,351	266,156

Materials — 1.7%
RPC Group PLC	37,200	404,434
Total United Kingdom		3,480,166

Netherlands — 14.3%

Consumer Discretionary — 2.0%
Fiat Chrysler Automobiles NV	22,800	465,036

Energy — 2.3%
Koninklijke Vopak NV	10,900	535,191

Financials — 1.1%
ING Groep NV	15,973	269,548

Health Care — 2.6%
Koninklijke Philips NV	16,300	624,160

Industrials — 6.3%
Airbus Group SE	8,540	988,572
CNH Industrial NV	39,940	493,540
Total Netherlands		3,376,047

Germany — 14.1%

Consumer Discretionary — 2.2%
HUGO BOSS AG	5,900	513,990

Financials — 3.5%
Deutsche Boerse AG	1,976	270,126
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	2,400	558,100

Health Care — 2.6%
Bayer AG	5,430	612,145

Industrials — 1.8%
GEA Group AG	9,800	416,763

Materials — 2.2%
Linde AG*	2,500	526,325

Telecommunication Services — 1.8%
Deutsche Telekom AG	26,800	438,467
Total Germany		3,335,916

France — 7.2%

Consumer Discretionary — 0.7%
Elior Group SA, 144a	7,779	169,036

Health Care — 2.6%
Sanofi	7,595	609,424

Materials — 2.2%
Air Liquide SA	4,344	533,086

Utilities — 1.7%
Engie SA	24,185	403,853
Total France		1,715,399

Italy — 5.9%

Energy — 2.1%
Eni SpA	28,201	496,768

Financials — 1.7%
Mediobanca SpA	33,400	392,664

Utilities — 2.1%
Enel SpA	81,500	498,716
Total Italy		1,388,148

Switzerland — 3.9%

Consumer Staples — 1.4%
Aryzta AG*	14,317	318,875

57

Touchstone International Value Fund (Continued)

		Market
	Shares	Value

Common Stocks — 102.0% (Continued)

Switzerland — (Continued)

Financials — 2.5%
Credit Suisse Group AG	35,604	$597,970
Total Switzerland		916,845

Ireland — 3.2%

Financials — 1.4%
Bank of Ireland Group PLC*	39,500	345,566

Materials — 1.8%
CRH PLC	12,530	423,560
Total Ireland		769,126

Singapore — 2.8%

Financials — 2.8%
United Overseas Bank Ltd.	31,070	653,782

Colombia — 2.7%

Energy — 2.7%
Ecopetrol SA ADR†	33,000	637,890

Austria — 2.3%

Financials — 2.3%
Erste Group Bank AG	10,990	552,504

Malaysia — 2.1%

Financials — 2.1%
CIMB Group Holdings Bhd	265,500	494,049

United States — 1.9%

Energy — 1.9%
Oceaneering International, Inc.	24,400	452,376

Taiwan — 1.9%

Information Technology — 1.9%
MediaTek, Inc.	38,400	441,840

Spain — 1.9%

Financials — 1.9%
Banco de Sabadell SA	214,703	439,160

Hong Kong — 1.6%

Consumer Discretionary — 1.6%
SJM Holdings Ltd.	445,000	389,862

Finland — 1.6%

Utilities — 1.6%
Fortum OYJ†	17,900	384,546

Australia — 1.5%

Financials — 1.5%
AMP Ltd.	91,942	354,820

Brazil — 1.4%

Information Technology — 1.4%
Cielo SA	53,160	333,473

South Korea — 1.0%

Financials — 1.0%
Samsung Securities Co. Ltd.	6,500	242,720
Total Common Stocks		$24,145,990

Short-Term Investment Funds — 6.4%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	235,681	235,681
Invesco Government & Agency Portfolio, Institutional Class, 1.48%**∞Ω	1,274,491	1,274,491
Total Short-Term Investment Funds		$1,510,172

Total Investment Securities —108.4%
(Cost $25,045,431)		$25,656,162

Liabilities in Excess of Other Assets — (8.4%)		(1,985,345)

Net Assets — 100.0%		$23,670,817

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2018 was $1,012,212.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

58

Touchstone International Value Fund (Continued)

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $169,036 or 0.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks Japan	$—	$3,787,321	$—	$3,787,321
United Kingdom	871,809	2,608,357	—	3,480,166
Netherlands	—	3,376,047	—	3,376,047
Germany	526,325	2,809,591	—	3,335,916
France	169,036	1,546,363	—	1,715,399
Italy	—	1,388,148	—	1,388,148
Switzerland	—	916,845	—	916,845
Ireland	345,566	423,560	—	769,126
Singapore	—	653,782	—	653,782
Colombia	637,890	—	—	637,890
Austria	—	552,504	—	552,504
Malaysia	—	494,049	—	494,049
United States	452,376	—	—	452,376
Taiwan	—	441,840	—	441,840
Spain	—	439,160	—	439,160
Hong Kong	—	389,862	—	389,862
Finland	—	384,546	—	384,546
Australia	—	354,820	—	354,820
Brazil	333,473	—	—	333,473
South Korea	—	242,720	—	242,720
Short-Term Investment Funds	1,510,172	—	—	1,510,172
Total	$4,846,647	$20,809,515	$—	$25,656,162

At March 31, 2018, equity securities valued at $318,206 were transferred from Level 1 to Level 2. Transfers from Level 1 to Level 2 are due to movements of a designated U.S. market index, triggering a systematic valuation model, provided by an independent third party, when required confidence levels are achieved to fair value the international equity securities.

See accompanying Notes to Financial Statements.

59

Portfolio of Investments

Touchstone Mid Cap Growth Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 96.5%

Information Technology — 25.4%
Analog Devices, Inc.	134,960	$12,298,905
Autodesk, Inc.*	117,195	14,717,348
Cypress Semiconductor Corp.	478,660	8,118,074
Fidelity National Information Services, Inc.	173,120	16,671,456
FleetCor Technologies, Inc.*	94,530	19,142,325
Lam Research Corp.	76,790	15,600,656
Microchip Technology, Inc.	140,040	12,794,054
NetApp, Inc.	126,380	7,796,382
Nice Ltd. ADR*	127,783	12,002,657
Palo Alto Networks, Inc.*	62,580	11,359,522
Red Hat, Inc.*	102,230	15,284,407
ServiceNow, Inc.*	97,400	16,114,830
Splunk, Inc.*	114,480	11,263,687
Universal Display Corp.	28,797	2,908,497
Worldpay, Inc. - Class A*	268,800	22,106,112
		198,178,912

Industrials — 18.9%
AMETEK, Inc.	234,210	17,792,934
Ferguson PLC ADR†	2,180,050	16,513,879
IHS Markit Ltd. (Bermuda)*	303,554	14,643,445
JB Hunt Transport Services, Inc.	139,776	16,374,758
Lennox International, Inc.	77,561	15,851,142
Rockwell Automation, Inc.	61,355	10,688,041
Teledyne Technologies, Inc.*	85,599	16,021,565
TransDigm Group, Inc.	45,691	14,024,396
TransUnion*	249,941	14,191,650
United Continental Holdings, Inc.*	162,440	11,284,707
		147,386,517

Consumer Discretionary — 14.8%
Aptiv PLC (Jersey)	80,697	6,856,824
Aramark	308,780	12,215,337
Delphi Technologies PLC (Jersey)	219,042	10,437,351
Dollar Tree, Inc.*	160,340	15,216,266
Expedia, Inc.	78,160	8,629,646
Marriott International, Inc. - Class A	103,450	14,067,131
MGM Resorts International	422,040	14,779,841
PVH Corp.	85,250	12,909,408
Six Flags Entertainment Corp.	124,280	7,737,673
Tiffany & Co.	131,360	12,828,618
		115,678,095

Health Care — 14.0%
Alexion Pharmaceuticals, Inc.*	101,320	11,293,127
Clovis Oncology, Inc.*	73,360	3,873,408
Cooper Cos., Inc. (The)	72,649	16,622,818
Envision Healthcare Corp.*	164,370	6,316,739
ICON PLC (Ireland)*	99,080	11,705,311
IDEXX Laboratories, Inc.*	71,678	13,718,452
Jazz Pharmaceuticals PLC (Ireland)*	88,119	13,305,088
Medicines Co. (The)*	244,370	8,049,548
Mettler-Toledo International, Inc.*	19,590	11,264,838
Zoetis, Inc.	155,140	12,955,741
		109,105,070

Financials — 9.2%
Arthur J Gallagher & Co.	202,710	13,932,258
E*TRADE Financial Corp.*	288,650	15,994,096
MSCI, Inc.	81,050	12,114,543
Progressive Corp. (The)	294,960	17,971,913
Western Alliance Bancorp*	205,510	11,942,186
		71,954,996

Materials — 4.3%
Avery Dennison Corp.	118,330	12,572,562
Celanese Corp. - Class A	108,000	10,822,680
Vulcan Materials Co.	92,430	10,552,733
		33,947,975

Energy — 4.0%
Andeavor	124,985	12,568,492
Pioneer Natural Resources Co.	107,390	18,447,454
		31,015,946

Consumer Staples — 3.3%
Constellation Brands, Inc. - Class A	61,271	13,964,886
Pinnacle Foods, Inc.	218,457	11,818,524
		25,783,410

Real Estate — 2.6%
Alexandria Real Estate Equities, Inc. REIT	97,150	12,133,063
CyrusOne, Inc. REIT	154,355	7,904,520
		20,037,583
Total Common Stocks		$753,088,504

Short-Term Investment Funds — 2.9%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	22,165,762	22,165,762
Invesco Government & Agency Portfolio, Institutional Class, 1.48%**∞Ω	211,200	211,200
Total Short-Term Investment Funds		$22,376,962

Total Investment Securities —99.4%
(Cost $586,365,218)		$775,465,466

Other Assets in Excess of Liabilities — 0.6%		4,556,074

Net Assets — 100.0%		$780,021,540

60

Touchstone Mid Cap Growth Fund (Continued)

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2018 was $199,980.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$753,088,504	$—	$—	$753,088,504
Short-Term Investment Funds	22,376,962	—	—	22,376,962
Total	$775,465,466	$—	$—	$775,465,466

See accompanying Notes to Financial Statements.

61

Portfolio of Investments

Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 95.6%

India — 29.6%

Consumer Discretionary — 9.8%
Jubilant Foodworks Ltd.	570,636	$20,524,795
Makemytrip Ltd.*†	414,300	14,376,210
Maruti Suzuki India Ltd.	62,475	8,535,338
Zee Entertainment Enterprises Ltd.	1,533,909	13,615,648

Consumer Staples — 2.9%
Avenue Supermarts Ltd., 144a*	225,323	4,610,631
Britannia Industries Ltd.	88,075	6,741,253
ITC Ltd.	1,433,022	5,649,831

Financials — 7.7%
HDFC Bank Ltd.	438,400	12,771,021
Housing Development Finance Corp. Ltd.	709,483	19,984,798
IndusInd Bank Ltd.	429,401	11,912,300

Health Care — 1.8%
Apollo Hospitals Enterprise Ltd.	629,068	10,335,474

Industrials — 6.3%
Adani Ports & Special Economic Zone Ltd.	2,802,963	15,328,118
Eicher Motors Ltd.	23,648	10,357,508
Larsen & Toubro Ltd.	531,214	10,742,813

Materials — 1.1%
Asian Paints Ltd.	379,718	6,552,099
Total India		172,037,837

China — 21.7%

Consumer Discretionary — 6.9%
ANTA Sports Products Ltd.	3,420,000	17,458,447
Ctrip.com International Ltd. ADR*	488,500	22,773,870

Information Technology — 14.8%
Alibaba Group Holding Ltd. ADR*	203,969	37,436,470
Baidu, Inc. ADR*	120,406	26,873,415
Sunny Optical Technology Group Co. Ltd.	328,200	6,158,445
Tencent Holdings Ltd.	292,900	15,722,746
Total China		126,423,393

South Korea — 6.5%

Consumer Staples — 1.8%
Amorepacific Corp.	36,900	10,663,317

Health Care — 4.7%
Medy-Tox, Inc.	38,275	27,024,141
Total South Korea		37,687,458

South Africa — 6.3%

Consumer Discretionary — 6.3%
Naspers Ltd. - Class N	148,700	36,388,829

Netherlands — 4.5%

Information Technology — 4.5%
Yandex NV.*	663,425	26,172,116

Thailand — 3.0%

Consumer Staples — 3.0%
CP ALL PCL	6,183,800	17,285,581

United States — 2.8%

Information Technology — 2.8%
MercadoLibre, Inc.	45,825	16,331,572

Taiwan — 2.6%

Information Technology — 2.6%
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	349,940	15,313,374

Macau — 2.5%

Consumer Discretionary — 2.5%
Sands China Ltd.	2,701,400	14,680,311

Philippines — 2.4%

Industrials — 1.2%
International Container Terminal Services, Inc.	3,672,220	7,037,938

Real Estate — 1.2%
SM Prime Holdings, Inc.	10,549,500	6,858,885
Total Philippines		13,896,823

Indonesia — 2.4%

Financials — 1.6%
Bank Central Asia Tbk PT	5,448,500	9,255,840

Health Care — 0.8%
Siloam International Hospitals Tbk PT*	7,922,218	4,603,432
Total Indonesia		13,859,272

Brazil — 2.4%

Consumer Discretionary — 0.3%
Netshoes Cayman Ltd.*†	257,500	1,524,400

Consumer Staples — 2.1%
Raia Drogasil SA	542,300	12,275,236
Total Brazil		13,799,636

Cambodia — 1.7%

Consumer Discretionary — 1.7%
NagaCorp Ltd.	9,772,000	10,172,283

62

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)

		Market
	Shares	Value

Common Stocks — 95.6% (Continued)

Virgin Islands (British) — 1.7%

Information Technology — 1.7%
Mail.Ru Group Ltd. GDR*	283,700	$9,882,790

Peru — 1.6%

Financials — 1.6%
Credicorp Ltd.	42,114	9,561,563

Mexico — 1.2%

Industrials — 1.2%
Grupo Aeroportuario del Sureste SAB de CV ADR†	39,885	6,803,185

Malaysia — 1.1%

Health Care — 1.1%
IHH Healthcare Bhd	4,037,800	6,263,392

Singapore — 0.9%

Information Technology — 0.9%
Sea Ltd. ADR*	467,100	5,264,217

Russia — 0.7%

Consumer Staples — 0.7%
Magnit PJSC GDR	231,600	4,297,274
Total Common Stocks		$556,120,906

Short-Term Investment Funds — 3.9%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	20,171,412	20,171,412
Invesco Government & Agency Portfolio, Institutional Class, 1.48%**∞Ω	2,405,416	2,405,416
Total Short-Term Investment Funds		$22,576,828

Total Investment Securities —99.5%
(Cost $452,251,792)		$578,697,734

Other Assets in Excess of Liabilities — 0.5%		2,963,557

Net Assets — 100.0%		$581,661,291

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2018 was $2,311,542.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $4,610,210 or 0.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
India	$14,376,210	$157,661,627	$—	$172,037,837
China	87,083,755	39,339,638	—	126,423,393
South Korea	—	37,687,458	—	37,687,458
South Africa	—	36,388,829	—	36,388,829
Netherlands	26,172,116	—	—	26,172,116
Thailand	—	17,285,581	—	17,285,581
United States	16,331,572	—	—	16,331,572
Taiwan	15,313,374	—	—	15,313,374
Macau	—	14,680,311	—	14,680,311
Philippines	7,037,938	6,858,885	—	13,896,823
Indonesia	4,603,432	9,255,840	—	13,859,272
Brazil	13,799,636	—	—	13,799,636
Cambodia	—	10,172,283	—	10,172,283
Virgin Islands (British)	—	9,882,790	—	9,882,790
Peru	9,561,563	—	—	9,561,563
Mexico	6,803,185	—	—	6,803,185
Malaysia	6,263,392	—	—	6,263,392
Singapore	5,264,217	—	—	5,264,217
Russia	—	4,297,274	—	4,297,274
Short-Term Investment Funds	22,576,828	—	—	22,576,828
Total	$235,187,218	$343,510,516	$—	$578,697,734

63

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)

At March 31, 2018, equity securities valued at $20,546,107 and $7,037,938 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively. Transfers from Level 1 to Level 2 are due to movements of a designated U.S. market index, triggering a systematic valuation model, provided by an independent third party, when required confidence levels are achieved to fair value the international equity securities. Transfers from Level 2 to Level 1 occur when there is no longer movement of the designated U.S. market index or required confidence levels were not reached in the systematic model.

See accompanying Notes to Financial Statements.

64

Portfolio of Investments

Touchstone Small Cap Growth Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 98.6%

Information Technology — 26.8%

Advanced Energy Industries, Inc.*	25,330	$1,618,587
Alarm.com Holdings, Inc.*	44,350	1,673,769
Entegris, Inc.	72,480	2,522,304
Envestnet, Inc.*	35,411	2,029,050
EPAM Systems, Inc.*	17,352	1,987,151
ePlus, Inc.*	20,531	1,595,259
Euronet Worldwide, Inc.*	55,754	4,400,106
ExlService Holdings, Inc.*	38,535	2,149,097
Fair Isaac Corp.*	12,076	2,045,312
GrubHub, Inc.*	46,920	4,760,972
Instructure, Inc.*	27,562	1,161,738
Nutanix, Inc. - Class A*	57,551	2,826,330
Paycom Software, Inc.*	21,158	2,272,158
Pegasystems, Inc.	36,149	2,192,437
Qualys, Inc.*	37,427	2,722,814
Quotient Technology, Inc.*	140,669	1,842,764
RealPage, Inc.*	47,212	2,431,418
Rogers Corp.*	11,408	1,363,712
Semtech Corp.*	46,035	1,797,667
Trade Desk, Inc. (The) - Class A*†	24,505	1,215,938
TTM Technologies, Inc.*	112,230	1,715,997
Varonis Systems, Inc.*	22,826	1,380,973
Xperi Corp.	36,846	779,293
Yelp, Inc.*	29,832	1,245,486
		49,730,332

Health Care — 26.3%
Achaogen, Inc.*†	53,736	695,881
AMN Healthcare Services, Inc.*	42,766	2,426,971
Array BioPharma, Inc.*	52,766	861,141
BioTelemetry, Inc.*	43,358	1,346,266
Cambrex Corp.*	33,398	1,746,715
Cantel Medical Corp.	18,313	2,040,251
Catalent, Inc.*	44,367	1,821,709
Charles River Laboratories International, Inc.*	26,695	2,849,424
Chemed Corp.	12,331	3,364,637
CryoPort, Inc.*†	46,209	397,397
Editas Medicine, Inc.*	13,215	438,077
Encompass Health Corp.	38,987	2,228,887
Exact Sciences Corp.*	22,114	891,858
FibroGen, Inc.*	16,381	756,802
Globus Medical, Inc. - Class A*	44,117	2,197,909
Heska Corp.*	11,895	940,538
ICON PLC (Ireland)*	36,550	4,318,017
ICU Medical, Inc.*	12,296	3,103,510
Intersect ENT, Inc.*	28,018	1,101,107
LeMaitre Vascular, Inc.	39,262	1,422,462
Merit Medical Systems, Inc.*	57,234	2,595,562
Nektar Therapeutics*	23,982	2,548,327
NuVasive, Inc.*	17,199	897,960
OraSure Technologies, Inc.*	59,288	1,001,374
PetIQ, Inc.*†	75,889	2,018,647
Portola Pharmaceuticals, Inc.*	15,815	516,518
Repligen Corp.*	19,583	708,513
Sage Therapeutics, Inc.*	9,750	1,570,432
Sangamo Therapeutics, Inc.*	18,728	355,832
Supernus Pharmaceuticals, Inc.*	34,941	1,600,298
		48,763,022

Industrials — 13.8%
Argan, Inc.	26,618	1,143,243
Beacon Roofing Supply, Inc.*	34,338	1,822,318
Brink's Co. (The)	26,932	1,921,598
Curtiss-Wright Corp.	15,064	2,034,694
EMCOR Group, Inc.	52,693	4,106,366
ITT, Inc.	52,955	2,593,736
MasTec, Inc.*	47,397	2,230,029
Mercury Systems, Inc.*	40,714	1,967,300
On Assignment, Inc.	24,028	1,967,413
Raven Industries, Inc.	24,452	857,043
Trex Co., Inc.*	20,302	2,208,249
TriNet Group, Inc.*	45,520	2,108,486
Willdan Group, Inc.*	25,950	735,682
		25,696,157

Consumer Discretionary — 11.2%
Boyd Gaming Corp.	48,839	1,556,011
Cable One, Inc.	3,966	2,725,078
Chegg, Inc.*	87,519	1,808,143
Grand Canyon Education, Inc.*	34,429	3,612,291
LCI Industries	16,732	1,742,638
Lithia Motors, Inc. - Class A	25,891	2,602,563
Marriott Vacations Worldwide Corp.	13,964	1,860,005
Nutrisystem, Inc.	45,227	1,218,868
TopBuild Corp.*	27,632	2,114,401
Visteon Corp.*	14,556	1,604,653
		20,844,651

Financials — 9.1%
Artisan Partners Asset Management, Inc. - Class A	54,616	1,818,713
Evercore, Inc. - Class A	42,396	3,696,931
National Western Life Group, Inc. - Class A	2,695	821,652
Primerica, Inc.	29,091	2,810,191
Texas Capital Bancshares, Inc.*	30,553	2,746,715
Trupanion, Inc.*†	52,697	1,575,113
Western Alliance Bancorp*	57,541	3,343,708
		16,813,023

Materials — 5.8%
KMG Chemicals, Inc.	18,839	1,129,398
Louisiana-Pacific Corp.	94,864	2,729,237
Materion Corp.	28,746	1,467,483
PolyOne Corp.	37,013	1,573,793
Trinseo SA (Luxembourg)	35,045	2,595,082
Tronox Ltd. (Australia)	68,848	1,269,557
		10,764,550

Real Estate — 3.3%
CareTrust REIT, Inc.	138,691	1,858,459
CoreSite Realty Corp.	22,272	2,232,991

65

Touchstone Small Cap Growth Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.6% (Continued)

Real Estate — (Continued)
HFF, Inc. - Class A	39,113	$1,943,916
		6,035,366

Energy — 2.3%
Matador Resources Co.*	68,520	2,049,433
ProPetro Holding Corp.*	71,393	1,134,435
US Silica Holdings, Inc.†	43,995	1,122,752
		4,306,620
Total Common Stocks		$182,953,721

Short-Term Investment Funds — 5.7%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	3,625,010	3,625,010
Invesco Government & Agency Portfolio, Institutional Class, 1.48%**∞Ω	6,958,978	6,958,978
Total Short-Term Investment Funds		$10,583,988

Total Investment Securities —104.3%
(Cost $161,254,367)		$193,537,709

Liabilities in Excess of Other Assets — (4.3%)		(8,051,680)

Net Assets — 100.0%		$185,486,029

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2018 was $6,882,652.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$182,953,721	$—	$—	$182,953,721
Short-Term Investment Funds	10,583,988	—	—	10,583,988
Total	$193,537,709	$—	$—	$193,537,709

See accompanying Notes to Financial Statements.

66

Portfolio of Investments

Touchstone Sustainability and Impact Equity Fund – March 31, 2018

		Market
	Shares	Value

Common Stocks — 99.4%

United States — 54.9%

Consumer Discretionary — 9.7%
Amazon.com, Inc.*	9,650	$13,966,831
Comcast Corp. - Class A	630,169	21,532,875
Foot Locker, Inc.	69,820	3,179,603
Ford Motor Co.	262,028	2,903,270
Home Depot, Inc. (The)	36,000	6,416,640
Marriott International, Inc. - Class A	25,008	3,400,588
NIKE, Inc. - Class B	65,209	4,332,486
Ross Stores, Inc.	169,753	13,237,339
Time Warner, Inc.	45,000	4,256,100

Consumer Staples — 1.5%
CVS Health Corp.	180,407	11,223,119

Energy — 3.6%
ConocoPhillips	241,560	14,322,092
EOG Resources, Inc.	125,750	13,237,703

Financials — 9.4%
American Express Co.	40,000	3,731,200
Comerica, Inc.	167,552	16,073,263
Discover Financial Services	42,000	3,021,060
Fifth Third Bancorp	634,917	20,158,615
JPMorgan Chase & Co.	94,162	10,354,995
Reinsurance Group of America, Inc.	35,322	5,439,588
Synchrony Financial	358,223	12,011,217

Health Care — 8.2%
Alnylam Pharmaceuticals, Inc.*	31,048	3,697,817
Becton Dickinson & Co.	41,551	9,004,101
Biogen, Inc.*	31,957	8,750,466
Bristol-Myers Squibb Co.	60,000	3,795,000
Cerner Corp.*	77,936	4,520,288
Danaher Corp.	60,000	5,874,600
DexCom, Inc.*	111,309	8,254,675
Illumina, Inc.*	17,597	4,160,283
Merck & Co., Inc.	110,000	5,991,700
Regeneron Pharmaceuticals, Inc.*	19,411	6,684,372
Spark Therapeutics, Inc.*	21,429	1,426,957

Industrials — 6.7%
Fortive Corp.	31,000	2,403,120
Parker-Hannifin Corp.	22,000	3,762,660
Roper Technologies, Inc.	17,818	5,001,334
Southwest Airlines Co.	419,845	24,048,722
United Continental Holdings, Inc.*	158,684	11,023,778
Xylem, Inc.	58,010	4,462,129

Information Technology — 12.7%
Alphabet, Inc. - Class A*	25,061	25,991,766
Facebook, Inc. - Class A*	80,857	12,920,140
Microsoft Corp.	283,568	25,881,251
NCR Corp.*	234,226	7,382,803
Visa, Inc. - Class A	197,266	23,596,959

Materials — 1.2%
Ecolab, Inc.	47,000	6,442,290
Praxair, Inc.	20,000	2,886,000

Telecommunication Services — 0.8%
Verizon Communications, Inc.	120,000	5,738,400

Utilities — 1.1%
American Water Works Co., Inc.	100,812	8,279,690
Total United States		414,779,885

Japan — 10.4%

Consumer Discretionary — 2.3%
Sony Corp.	240,400	11,626,318
Start Today Co. Ltd.	199,600	5,331,171

Industrials — 3.1%
Amada Holdings Co. Ltd.	618,300	7,507,576
Kinden Corp.	548,100	9,076,192
Mitsubishi Electric Corp.	442,300	7,072,726

Information Technology — 1.5%
Kyocera Corp.	198,400	11,194,903

Telecommunication Services — 2.7%
Nippon Telegraph & Telephone Corp.	449,500	20,699,685

Utilities — 0.8%
Tokyo Gas Co. Ltd.	238,100	6,313,605
Total Japan		78,822,176

Germany — 4.9%

Consumer Discretionary — 0.5%
Bayerische Motoren Werke AG	35,290	3,838,488

Industrials — 1.1%
KION Group AG	91,538	8,546,058

Materials — 1.7%
HeidelbergCement AG	126,868	12,463,773

Real Estate — 1.6%
Vonovia SE	245,346	12,166,673
Total Germany		37,014,992

United Kingdom — 4.7%

Consumer Discretionary — 1.9%
Berkeley Group Holdings PLC	43,928	2,335,187
Compass Group PLC	574,085	11,722,189

Financials — 2.8%
Lloyds Banking Group PLC	10,722,651	9,753,588
Prudential PLC	463,627	11,585,402
Total United Kingdom		35,396,366

67

Touchstone Sustainability and Impact Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 99.4% (Continued)

France — 3.9%

Financials — 2.0%
BNP Paribas SA	197,584	$14,652,982

Industrials — 1.9%
Cie de Saint-Gobain	179,335	9,469,798
Schneider Electric SE	57,112	5,029,366
Total France		29,152,146

China — 3.2%

Consumer Discretionary — 0.7%
Shenzhou International Group Holdings Ltd.	477,000	5,053,748

Information Technology — 2.5%
Tencent Holdings Ltd.	349,000	18,734,170
Total China		23,787,918

Netherlands — 3.0%

Financials — 3.0%
ABN AMRO Group NV, 144a	262,440	7,913,456
ING Groep NV	871,997	14,715,143
Total Netherlands		22,628,599

South Korea — 2.4%

Information Technology — 1.0%
Samsung SDI Co. Ltd.	43,821	7,914,009

Telecommunication Services — 1.4%
KT Corp. ADR*	764,295	10,470,842
Total South Korea		18,384,851

Switzerland — 1.9%

Health Care — 1.9%
Novartis AG	178,830	14,463,927

Jersey — 1.8%

Health Care — 1.8%
Shire PLC ADR	88,596	13,235,356

Ireland — 1.5%

Health Care — 1.5%
Medtronic PLC	141,830	11,377,603

Sweden — 1.4%

Financials — 1.4%
Swedbank AB - Class A†	485,090	10,900,141

Liberia — 1.1%

Consumer Discretionary — 1.1%
Royal Caribbean Cruises Ltd.	73,011	8,596,315

Italy — 0.9%

Consumer Discretionary — 0.9%
Luxottica Group SpA	113,087	7,025,493

Indonesia — 0.8%

Financials — 0.8%
Bank Rakyat Indonesia Persero Tbk PT	22,814,500	5,987,428

Mexico — 0.7%

Materials — 0.7%
Cemex SAB de CV ADR*	792,768	5,248,124

India — 0.7%

Financials — 0.7%
ICICI Bank Ltd. ADR	588,914	5,211,889

Curacao — 0.6%

Energy — 0.6%
Schlumberger Ltd.	67,000	4,340,260

Belgium — 0.6%

Health Care — 0.6%
Galapagos NV*†	41,637	4,155,780
Total Common Stocks		$750,509,249

Short-Term Investment Funds — 1.8%
Dreyfus Government Cash Management, Institutional Shares, 1.54%∞Ω	363,418	363,418
Invesco Government & Agency Portfolio, Institutional Class, 1.48%**∞Ω	13,292,220	13,292,220
Total Short-Term Investment Funds		$13,655,638

Total Investment Securities —101.2%
(Cost $640,574,058)		$764,164,887

Liabilities in Excess of Other Assets — (1.2%)		(9,206,061)

Net Assets — 100.0%		$754,958,826

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2018 was $12,647,600.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2018.

68

Touchstone Sustainability and Impact Equity Fund (Continued)

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $7,913,456 or 1.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$414,779,885	$—	$—	$414,779,885
Japan	78,822,176	—	—	78,822,176
Germany	—	37,014,992	—	37,014,992
United Kingdom	—	35,396,366	—	35,396,366
France	—	29,152,146	—	29,152,146
China	—	23,787,918	—	23,787,918
Netherlands	—	22,628,599	—	22,628,599
South Korea	18,384,851	—	—	18,384,851
Switzerland	—	14,463,927	—	14,463,927
Jersey	13,235,356	—	—	13,235,356
Ireland	11,377,603	—	—	11,377,603
Sweden	—	10,900,141	—	10,900,141
Liberia	8,596,315	—	—	8,596,315
Italy	—	7,025,493	—	7,025,493
Indonesia	—	5,987,428	—	5,987,428
Mexico	5,248,124	—	—	5,248,124
India	5,211,889	—	—	5,211,889
Curacao	4,340,260	—	—	4,340,260
Belgium	—	4,155,780	—	4,155,780
Short-Term Investment Funds	13,655,638	—	—	13,655,638
Total	$573,652,097	$190,512,790	$—	$764,164,887

At March 31, 2018, equity securities valued at $54,791,960 were transferred from Level 2 to Level 1. Transfers from Level 1 to Level 2 are due to movements of a designated U.S. market index, triggering a systematic valuation model, provided by an independent third party, when required confidence levels are achieved to fair value the international equity securities. Transfers from Level 2 to Level 1 occur when there is no longer movement of the designated U.S. market index or required confidence levels were not reached in the systematic model.

See accompanying Notes to Financial Statements.

69

Statements of Assets and Liabilities

March 31, 2018

	Touchstone		Touchstone	Touchstone
	Flexible	Touchstone	Growth	International
	Income	Focused	Opportunities	Growth
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$933,990,877	$900,895,689	$222,246,379	$12,810,360
Investments, at market value (A)	$935,739,528	$1,203,686,315	$283,860,080	$15,455,066
Cash	659,678	243,229	88,045	—
Cash deposits held at prime broker*	7,155,592	—	—	—
Foreign Currency (B)	121,989	—	—	—
Unrealized appreciation on forward foreign currency contracts	571,421	—	—	—
Dividends and interest receivable	6,982,793	2,060,385	53,954	11,774
Receivable for capital shares sold	3,690,383	627,781	34,615	5,730
Receivable for investments sold	1,232,106	—	—	—
Unrealized appreciation on futures contracts	347,910	—	—	—
Receivable for securities lending income	3,923	—	—	488
Receivable from other affiliates	—	—	—	—
Receivable from Investment Advisor	—	—	—	1,611
Tax reclaim receivable	—	144,699	—	7,970
Other assets	108,065	41,084	20,524	2,637
Total Assets	956,613,388	1,206,803,493	284,057,218	15,485,276
Liabilities
Bank overdrafts	—	—	—	7
Foreign currency (B)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	37,213	—	—	—
Payable for return of collateral for securities on loan	—	—	—	114,510
Deferred foreign capital gains tax (C)	—	—	—	—
Payable for capital shares redeemed	2,473,558	1,577,499	118,768	10,468
Payable for investments purchased	—	—	1,670,702	—
Unrealized depreciation on futures contracts	343,810	—	—	—
Payable to Investment Advisor	503,078	656,177	167,728	—
Payable to other affiliates	247,863	226,130	37,965	111
Payable to Trustees	3,528	3,528	3,528	3,528
Payable for professional services	55,687	32,973	24,310	26,992
Payable for reports to shareholders	30,996	33,378	11,697	8,474
Payable to Transfer Agent	218,164	450,797	53,976	144
Other accrued expenses and liabilities	20,439	5,265	3,903	3,120
Total Liabilities	3,934,336	2,985,747	2,092,577	167,354

Net Assets	$952,679,052	$1,203,817,746	$281,964,641	$15,317,922
Net assets consist of:
Paid-in capital	$945,486,256	$869,408,594	$215,039,802	$12,303,715
Accumulated net investment income (loss)	808,064	4,572,920	—	19,392
Accumulated net realized gains (losses) on investments, futures contracts, written options, swap agreements, securities sold short, forward foreign currency contracts and foreign currency transactions	4,098,606	27,045,606	5,311,138	350,109
Net unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	2,286,126	302,790,626	61,613,701	2,644,706
Net Assets	$952,679,052	$1,203,817,746	$281,964,641	$15,317,922
(A) Includes market value of securities on loan of:	$—	$—	$—	$107,297
(B) Cost of foreign currency:	$121,793	$—	$—	$—
(C) See Note 2 in Notes to Financial Statements.

*	Represents segregated cash for futures contracts, securities sold short and swap agreements.

See accompanying Notes to Financial Statements.

70

Statements of Assets and Liabilities (Continued)

		Touchstone
Touchstone	Touchstone	Sands Capital		Touchstone
International	Mid Cap	Emerging	Touchstone	Sustainability
Value	Growth	Markets	Small Cap	and Impact
Fund	Fund	Growth Fund	Growth Fund	Equity Fund

$25,045,431	$586,365,218	$452,251,792	$161,254,367	$640,574,058
$25,656,162	$775,465,466	$578,697,734	$193,537,709	$764,164,887
13,862	90,889	—	—	82,563
—	—	—	—	—
19,164	—	3	—	—
—	—	—	—	—
95,671	391,642	174,476	85,630	2,127,648
47	1,480,167	8,482,947	46,773	1,554,074
—	11,627,175	—	—	4,158,967
—	—	—	—	—
721	555	2,774	16,412	48,933
—	—	—	11,153	—
—	—	—	—	—
49,888	—	1,266	—	209,353
8,366	37,246	120,909	30,558	27,170
25,843,881	789,093,140	587,480,109	193,728,235	772,373,595

—	—	—	—	—
—	—	—	—	128
—	—	—	—	—
1,274,491	211,200	2,405,416	6,958,978	13,292,220
—	—	910,399	—	—
746,544	954,049	174,945	943,422	1,153,666
83,133	6,932,770	1,650,022	—	1,911,812
—	—	—	—	—
3,373	485,243	452,175	228,673	421,325
111	222,155	70,740	—	332,504
3,528	3,528	3,528	3,528	3,528
27,085	29,260	32,688	22,193	49,885
8,700	36,244	12,771	19,012	25,064
6,640	192,591	76,956	61,568	206,199
19,459	4,560	29,178	4,832	18,438
2,173,064	9,071,600	5,818,818	8,242,206	17,414,769

$23,670,817	$780,021,540	$581,661,291	$185,486,029	$754,958,826

$32,202,870	$553,706,291	$465,812,245	$141,160,081	$621,692,292
479,863	—	(1,475,036)	—	(764,327)

(9,623,262)	37,215,001	(8,214,092)	12,042,606	10,447,423

611,346	189,100,248	125,538,174	32,283,342	123,583,438
$23,670,817	$780,021,540	$581,661,291	$185,486,029	$754,958,826
$1,012,212	$199,980	$2,311,542	$6,882,652	$12,647,600
$19,280	$—	$—	$—	$(129)

71

Statements of Assets and Liabilities (Continued)

	Touchstone		Touchstone	Touchstone
	Flexible	Touchstone	Growth	International
	Income	Focused	Opportunities	Growth
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$136,608,701	$167,354,011	$39,900,520	$159,440
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,633,524	3,898,191	1,216,679	12,452
Net asset value price per share*	$10.81	$42.93	$32.79	$12.80
Maximum sales charge - Class A shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$11.47	$45.55	$34.79	$13.58

Pricing of Class C Shares
Net assets applicable to Class C shares	$100,799,657	$41,634,961	$8,679,720	$40,396
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,449,824	1,018,238	320,463	3,188
Net asset value and offering price per share**	$10.67	$40.89	$27.08	$12.67

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$628,693,020	$972,273,136	$47,553,806	$31,611
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	57,963,807	22,348,601	1,411,562	2,470
Net asset value, offering price and redemption price per share	$10.85	$43.50	$33.69	$12.80

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$86,577,674	$22,555,638	$185,830,595	$15,086,475
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,984,538	516,372	5,453,385	1,176,347
Net asset value, offering price and redemption price per share	$10.84	$43.68	$34.08	$12.82

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

72

Statements of Assets and Liabilities (Continued)

		Touchstone
Touchstone	Touchstone	Sands Capital		Touchstone
International	Mid Cap	Emerging	Touchstone	Sustainability
Value	Growth	Markets	Small Cap	and Impact
Fund	Fund	Growth Fund	Growth Fund	Equity Fund
$3,611,978	$218,726,865	$—	$20,400,740	$485,412,761

444,185	7,798,987	—	3,480,755	22,049,186
$8.13	$28.05	$—	$5.86	$22.01
5.75%	5.75%	—	5.75%	5.75%

$8.63	$29.76	$—	$6.22	$23.35

$263,278	$90,501,630	$—	$7,840,135	$37,512,749

35,052	4,954,884	—	1,636,129	2,008,671
$7.51	$18.27	$—	$4.79	$18.68

$2,376,760	$375,617,038	$207,209,191	$150,606,245	$189,837,254

291,958	12,919,669	15,277,700	22,960,861	8,344,631
$8.14	$29.07	$13.56	$6.56	$22.75

$17,418,801	$95,176,007	$374,452,100	$6,638,909	$42,196,062

2,156,660	3,246,271	27,511,582	1,002,822	1,853,078
$8.08	$29.32	$13.61	$6.62	$22.77

73

Statements of Operations

For the Year Ended March 31, 2018

	Touchstone		Touchstone	Touchstone
	Flexible	Touchstone	Growth	International
	Income	Focused	Opportunities	Growth
	Fund	Fund	Fund	Fund
Investment Income
Dividends(A)	$4,513,292	$19,877,429	$2,494,646	$231,917
Interest	25,808,194	—	—	—
Income from securities loaned	69,554	10,220	5,219	11,541
Total Investment Income	30,391,040	19,887,649	2,499,865	243,458
Expenses
Investment advisory fees	5,067,199	7,759,762	2,036,845	132,609
Administration fees	1,203,829	1,802,776	393,790	21,365
Compliance fees and expenses	1,560	1,560	1,560	1,560
Custody fees	50,165	21,513	13,503	5,514
Professional fees	58,581	55,697	30,592	37,685
Transfer Agent fees, Class A	86,277	394,964	51,662	134
Transfer Agent fees, Class C	64,176	35,708	10,235	38
Transfer Agent fees, Class Y	549,122	873,283	43,677	38
Transfer Agent fees, Institutional Class	35,900	6,433	103,194	49
Registration fees, Class A	20,532	22,204	16,564	3,087
Registration fees, Class C	15,580	16,208	14,373	2,833
Registration fees, Class Y	46,336	25,310	16,321	2,833
Registration fees, Institutional Class	17,375	16,057	18,921	3,086
Interest expense on securities sold short	3,302	—	—	—
Reports to Shareholders, Class A	14,391	10,112	8,798	6,039
Reports to Shareholders, Class C	15,878	9,500	6,736	6,030
Reports to Shareholders, Class Y	49,083	57,182	6,675	6,038
Reports to Shareholders, Institutional Class	9,421	6,670	9,932	5,989
Distribution expenses, Class A	227,900	468,781	100,367	190
Distribution and shareholder servicing expenses, Class C	772,948	472,235	87,366	215
Trustee fees	14,864	14,864	14,864	14,864
Other expenses	91,394	390,141	43,150	8,276
Total Expenses	8,415,813	12,460,960	3,029,125	258,472
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(743,674)	(184,614)	(326,641)	(115,032)
Fees recouped by the Advisor(B)	—	—	—	—
Net Expenses	7,672,139	12,276,346	2,702,484	143,440
Net Investment Income (Loss)	22,718,901	7,611,303	(202,619)	100,018
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments (C)	16,488,106	120,283,282	31,494,443	606,964
Net realized gains on futures contracts	1,196,702	—	—	—
Net realized gains on written options	335,496	—	—	—
Net realized losses on swap agreements	(135,475)	—	—	—
Net realized gains on securities sold short	55,168	—	—	—
Net realized losses on forward foreign currency contracts	(650,144)	—	—	—
Net realized gains (losses) on foreign currency transactions	(1,008,731)	—	—	(9)
Net change in unrealized appreciation (depreciation) on investments (D)(E)	(15,239,196)	(5,587,396)	16,991,709	1,803,119
Net change in unrealized appreciation (depreciation) on futures contracts	(99,886)	—	—	—
Net change in unrealized appreciation (depreciation) on written options	(99,307)	—	—	—
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	627,634	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	3,503	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	1,473,870	114,695,886	48,486,152	2,410,074
Change in Net Assets Resulting from Operations	$24,192,771	$122,307,189	$48,283,533	$2,510,092
(A) Net of foreign tax withholding of:	$—	$422,292	$11,017	$34,832
(B) See Note 4 in Notes to Financial Statements.
(C) On April 7, 2017, the Focused Fund had a redemption-in-kind of securities in the amount of $196,424,472. Net realized gains (losses) on investments includes the realized gain on the transaction of $54,207,989, which is not recognized as a realized gain by the Fund for tax purposes.
(D) Includes change in deferred foreign capital gains tax of:	$—	$—	$—	$—
(E) Change in unrealized appreciation (depreciation) does not include net appreciation of $8,201,027 for the Touchstone Flexible Income Fund and $147,234,940 for the Touchstone Sustainability and Impact Equity Fund in connection with the Funds' mergers. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

74

Statements of Operations (Continued)

		Touchstone
Touchstone	Touchstone	Sands Capital		Touchstone
International	Mid Cap	Emerging	Touchstone	Sustainability
Value	Growth	Markets	Small Cap	and Impact
Fund	Fund	Growth Fund	Growth Fund	Equity Fund
$664,285	$7,365,533	$3,137,325	$1,612,557	$9,079,435
—	—	—	—	—
7,138	7,975	43,159	264,787	77,278
671,423	7,373,508	3,180,484	1,877,344	9,156,713

235,538	5,418,922	4,867,305	2,982,099	3,529,801
34,153	1,070,705	626,648	434,628	753,165
1,560	1,560	1,560	1,560	1,560
30,024	17,775	234,559	36,235	44,264
38,996	44,105	71,370	28,316	49,993
10,041	286,521	—	42,417	252,399
460	101,658	—	14,338	41,311
5,042	348,123	140,376	253,557	128,353
65	27,214	107,909	4,029	24,745
10,310	17,692	—	18,198	20,717
9,422	17,941	—	17,124	16,603
9,728	25,524	34,025	94,972	23,672
6,465	20,238	18,006	16,369	14,282
—	—	—	—	—
7,250	21,189	—	9,777	26,196
6,098	14,942	—	8,480	9,598
6,160	46,514	19,818	20,682	23,766
6,040	7,397	16,419	7,402	6,478
9,082	573,350	—	64,131	708,967
2,471	968,420	—	96,850	418,946
14,864	14,864	14,864	14,864	14,864
33,181	84,857	57,069	36,037	133,130
476,950	9,129,511	6,209,928	4,202,065	6,242,810
(224,891)	(569)	(147,227)	(500,987)	(231,312)
—	—	—	6,596	—
252,059	9,128,942	6,062,701	3,707,674	6,011,498
419,364	(1,755,434)	(2,882,217)	(1,830,330)	3,145,215

631,017	74,765,740	8,164,216	40,261,295	107,809,204
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
3,255	—	(185,203)	—	(97,155)

2,317,054	56,871,354	86,564,615	(2,439,673)	(53,595,494)

—	—	—	—	—

—	—	—	—	—

—	—	—	—	—

3,326	—	(18,735)	—	(6,588)
2,954,652	131,637,094	94,524,893	37,821,622	54,109,967
$3,374,016	$129,881,660	$91,642,676	$35,991,292	$57,255,182
$57,087	$52,965	$189,683	$—	$535,078

$—	$—	$1,052,596	$—	$—

75

Statements of Changes in Net Assets

	Touchstone
	Flexible Income
	Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
From Operations
Net investment income (loss)	$22,718,901	$19,283,397
Net realized gains (losses) on investments, futures contracts, written options, swap agreements, securities shold short, forward foreign currency contracts and foreign currency transactions	16,281,122	(2,060,369)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, forward foreign currency contracts and foreign currency transactions	(14,807,252)	7,106,360
Change in Net Assets from Operations	24,192,771	24,329,388

Distributions to Shareholders from:
Net investment income, Class A	(2,242,445)	(1,561,926)
Net investment income, Class C	(1,336,882)	(1,072,545)
Net investment income, Class Y	(15,422,024)	(13,277,757)
Net investment income, Institutional Class	(2,744,520)	(2,785,703)
Net realized gains, Class A	—	—
Net realized gains, Class C	—	—
Net realized gains, Class Y	—	—
Net realized gains, Institutional Class	—	—
Total Distributions	(21,745,871)	(18,697,931)

Net Increase (Decrease) from Share Transactions (A)	277,011,831	124,129,348

Total Increase (Decrease) in Net Assets	279,458,731	129,760,805

Net Assets
Beginning of period	673,220,321	543,459,516
End of period	$952,679,052	$673,220,321
Accumulated Net Investment Income	$808,064	$924,067

(A)	For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 80 to 82.
(B)	Represents the period from commencement of operations (April 1, 2016) through March 31, 2017.

See accompanying Notes to Financial Statements.

76

Statements of Changes in Net Assets (Continued)

		Touchstone		Touchstone		Touchstone
Touchstone		Growth Opportunities		International Growth		International
Focused Fund		Fund		Fund		Value Fund
					For the
For the	For the	For the	For the	For the	Year Ended	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	March 31,	Year Ended	Year Ended
March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018	2017(B)	March 31, 2018	March 31, 2017

$7,611,303	$8,041,618	$(202,619)	$639,004	$100,018	$90,634	$419,364	$682,656

120,283,282	50,402,184	31,494,443	14,884,304	606,955	(245,110)	634,272	(4,061,696)

(5,587,396)	138,441,540	16,991,709	18,567,633	1,803,119	841,587	2,320,380	5,694,712
122,307,189	196,885,342	48,283,533	34,090,941	2,510,092	687,111	3,374,016	2,315,672

—	(1,516,379)	—	—	(663)	(6)	(77,481)	(414,991)
—	(153,587)	—	—	(155)	—	(3,959)	(13,916)
(8,394,330)	(5,279,020)	—	(48,495)	(221)	(12)	(79,646)	(457,565)
(224,556)	(274,970)	—	(272,809)	(119,437)	(53,990)	(405,935)	(1,942,357)
(10,732,390)	(3,669,437)	(3,662,965)	(1,283,090)	(51)	—	—	—
(2,837,165)	(489,201)	(950,760)	(371,428)	(20)	—	—	—
(58,912,960)	(7,917,486)	(4,305,355)	(1,725,793)	(4)	—	—	—
(1,383,014)	(369,490)	(16,435,542)	(4,752,178)	(8,437)	—	—	—
(82,484,415)	(19,669,570)	(25,354,622)	(8,453,793)	(128,988)	(54,008)	(567,021)	(2,828,829)

(331,194,847)	(34,526,581)	14,449,376	(90,925,031)	1,017,294	11,286,421	(1,203,758)	(20,565,880)

(291,372,073)	142,689,191	37,378,287	(65,287,883)	3,398,398	11,919,524	1,603,237	(21,079,037)

1,495,189,819	1,352,500,628	244,586,354	309,874,237	11,919,524	—	22,067,580	43,146,617
$1,203,817,746	$1,495,189,819	$281,964,641	$244,586,354	$15,317,922	$11,919,524	$23,670,817	$22,067,580
$4,572,920	$7,268,626	$—	$—	$19,392	$36,626	$479,863	$162,466

77

Statements of Changes in Net Assets (Continued)

	Touchstone
	Mid Cap
	Growth Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
From Operations
Net investment income (loss)	$(1,755,434)	$(1,849,028)
Net realized gains (losses) on investments and foreign currency transactions	74,765,740	87,109,885
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	56,871,354	9,617,026
Change in Net Assets from Operations	129,881,660	94,877,883

Distributions to Shareholders from:
Net investment income, Class A	—	—
Net investment income, Class C	—	—
Net investment income, Class Y	—	—
Net investment income, Institutional Class	—	—
Net realized gains, Class A	(21,079,821)	(5,709,545)
Net realized gains, Class B	—	(11,306)
Net realized gains, Class C	(12,691,656)	(4,186,541)
Net realized gains, Class Y	(32,957,620)	(8,474,706)
Net realized gains, Institutional Class	(7,253,812)	(1,018,216)
Total Distributions	(73,982,909)	(19,400,314)

Net Increase (Decrease) from Share Transactions(A)	29,486,603	(167,892,838)

Total Increase (Decrease) in Net Assets	85,385,354	(92,415,269)

Net Assets
Beginning of period	694,636,186	787,051,455
End of period	$780,021,540	$694,636,186
Accumulated Net Investment Income (Loss)	$—	$(866,767)

(A) For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 82 to 84.

See accompanying Notes to Financial Statements.

78

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Sands Capital Emerging		Small Cap		Sustainability and Impact
Markets Growth Fund		Growth Fund		Equity Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017

$(2,882,217)	$(948,935)	$(1,830,330)	$(2,651,106)	$3,145,215	$2,222,227
7,979,013	(4,895,839)	40,261,295	(25,827,977)	107,712,049	2,720,054
86,545,880	34,827,193	(2,439,673)	54,388,132	(53,602,082)	32,511,636
91,642,676	28,982,419	35,991,292	25,909,049	57,255,182	37,453,917

—	—	—	—	(3,484,805)	(653,990)
—	—	—	—	—	(28,717)
—	—	—	—	(1,360,309)	(734,641)
—	—	—	—	(325,999)	(155,934)
—	—	—	(209,932)	(55,263,887)	—
—	—	—	—	—	—
—	—	—	(82,596)	(4,969,553)	—
—	—	—	(1,589,859)	(19,953,999)	—
—	—	—	(90,861)	(4,442,461)	—
—	—	—	(1,973,248)	(89,801,013)	(1,573,282)

204,149,556	97,379,901	(279,869,397)	(192,771,204)	483,918,133	(972,460)

295,792,232	126,362,320	(243,878,105)	(168,835,403)	451,372,302	34,908,175

285,869,059	159,506,739	429,364,134	598,199,537	303,586,524	268,678,349
$581,661,291	$285,869,059	$185,486,029	$429,364,134	$754,958,826	$303,586,524
$(1,475,036)	$(310,110)	$—	$(462,497)	$(764,327)	$678,052

79

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone				Touchstone
	Flexible Income Fund				Focused Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	March 31, 2018		March 31, 2017		March 31, 2018		March 31, 2017
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	2,384,072	$26,062,646	3,173,567	$34,165,603	5,193,856	$215,393,682	2,103,482	$81,569,477
Proceeds from Shares issued in connection with merger(B)	9,063,086	99,393,351	—	—	—	—	—	—
Reinvestment of distributions	168,647	1,840,354	114,811	1,232,128	218,807	9,362,745	116,086	4,706,363
Cost of Shares redeemed	(3,606,795)	(39,446,661)	(4,116,327)	(44,045,496)	(11,772,123)	(489,616,422)	(3,017,249)	(118,313,282)
Change from Class A Share Transactions	8,009,010	87,849,690	(827,949)	(8,647,765)	(6,359,460)	(264,859,995)	(797,681)	(32,037,442)
Class C
Proceeds from Shares issued	847,920	9,145,298	2,160,399	22,964,877	76,446	3,154,356	482,137	17,925,651
Proceeds from Shares issued in connection with merger(B)	6,398,405	69,228,625	—	—	—	—	—	—
Reinvestment of distributions	105,881	1,140,279	84,701	896,553	62,701	2,560,724	12,653	494,586
Cost of Shares redeemed	(3,109,526)	(33,533,208)	(1,355,234)	(14,316,266)	(468,507)	(19,362,544)	(394,700)	(15,062,303)
Change from Class C Share Transactions	4,242,680	45,980,994	889,866	9,545,164	(329,360)	(13,647,464)	100,090	3,357,934
Class Y
Proceeds from Shares issued	26,129,990	286,674,927	25,265,156	272,373,506	1,589,181	69,971,464	4,259,573	168,900,525
Proceeds from Shares issued in connection with merger(B)	4,717,881	51,897,275	—	—	—	—	—	—
Reinvestment of distributions	1,121,385	12,280,699	714,239	7,685,777	1,448,905	63,266,483	299,050	12,330,960
Cost of Shares redeemed	(17,187,979)	(188,422,447)	(16,586,849)	(177,812,998)	(3,782,697)	(166,382,947)	(4,362,807)	(173,810,089)
Change from Class Y Share Transactions	14,781,277	162,430,454	9,392,546	102,246,285	(744,611)	(33,145,000)	195,816	7,421,396
Institutional Class
Proceeds from Shares issued	2,830,930	31,031,315	5,579,839	59,878,292	266,753	11,739,387	318,160	12,296,441
Reinvestment of distributions	182,493	1,998,020	147,977	1,589,985	36,639	1,607,570	15,172	628,198
Cost of Shares redeemed	(4,769,408)	(52,278,642)	(3,747,004)	(40,482,613)	(763,585)	(32,889,345)	(660,073)	(26,193,108)
Change from Institutional Class Share Transactions	(1,755,985)	(19,249,307)	1,980,812	20,985,664	(460,193)	(19,542,388)	(326,741)	(13,268,469)

Change from Share Transactions	25,276,982	$277,011,831	11,435,275	$124,129,348	(7,893,624)	$(331,194,847)	(828,516)	$(34,526,581)

(A)	Represents the period from commencement of operations (April 1, 2016) through March 31, 2017.
(B)	See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

80

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Growth				Touchstone International
Opportunities Fund				Growth Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
March 31, 2018		March 31, 2017		March 31, 2018		March 31, 2017(A)
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

36,639	$1,195,506	117,538	$3,393,344	17,252	$217,215	3,590	$38,009

—	—	—	—	—	—	—	—
107,787	3,426,398	42,553	1,194,474	56	714	1	6
(211,068)	(6,916,585)	(277,080)	(7,824,211)	(8,447)	(106,496)	—	—

(66,642)	(2,294,681)	(116,989)	(3,236,393)	8,861	111,433	3,591	38,015

14,373	394,942	15,540	374,733	2,924	36,598	250	2,500

—	—	—	—	—	—	—	—
33,112	870,838	13,561	323,436	14	175	—	—
(61,897)	(1,698,261)	(190,408)	(4,593,968)	—	—	—	—

(14,412)	(432,481)	(161,307)	(3,895,799)	2,938	36,773	250	2,500

73,508	2,472,287	199,492	5,718,823	2,107	27,325	345	3,500

—	—	—	—	—	—	—	—
129,813	4,234,487	59,054	1,694,188	18	225	1	11
(321,436)	(10,885,343)	(1,730,099)	(49,539,781)	(1)	(13)	—	—

(118,115)	(4,178,569)	(1,471,553)	(42,126,770)	2,124	27,537	346	3,511

902,423	30,540,021	739,765	21,407,544	233,436	2,757,065	1,447,175	14,754,377
498,198	16,435,542	173,177	5,016,254	9,916	127,874	5,421	53,990
(761,920)	(25,620,456)	(2,357,174)	(68,089,867)	(166,973)	(2,043,388)	(352,628)	(3,565,972)

638,701	21,355,107	(1,444,232)	(41,666,069)	76,379	841,551	1,099,968	11,242,395

439,532	$14,449,376	(3,194,081)	$(90,925,031)	90,302	$1,017,294	1,104,155	$11,286,421

81

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone International				Touchstone Mid Cap
	Value Fund				Growth Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	March 31, 2018		March 31, 2017		March 31, 2018		March 31, 2017
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	16,591	$125,713	10,152	$72,509	1,278,278	$35,159,997	1,497,124	$36,450,213
Reinvestment of distributions	8,957	70,067	55,117	378,173	700,280	18,792,918	220,840	5,417,207
Cost of Shares redeemed	(74,185)	(576,350)	(74,778)	(546,556)	(2,878,169)	(79,842,262)	(2,734,825)	(66,511,120)
Change from Class A Share Transactions	(48,637)	(380,570)	(9,509)	(95,874)	(899,611)	(25,889,347)	(1,016,861)	(24,643,700)
Class B(A)
Proceeds from Shares issued	—	—	—	—	—	—	108	1,827
Reinvestment of distributions	—	—	—	—	—	—	491	8,558
Cost of Shares redeemed	—	—	—	—	—	—	(68,421)	(1,190,153)
Change from Class B Share Transactions	—	—	—	—	—	—	(67,822)	(1,179,768)
Class C
Proceeds from Shares issued	6,967	52,539	17,629	114,215	221,414	4,144,476	232,818	3,960,601
Reinvestment of distributions	510	3,681	1,826	11,725	692,097	12,118,582	189,293	3,202,841
Cost of Shares redeemed	(6,435)	(48,135)	(3,250)	(22,143)	(2,302,342)	(42,936,290)	(1,907,512)	(32,461,461)
Change from Class C Share Transactions	1,042	8,085	16,205	103,797	(1,388,831)	(26,673,232)	(1,485,401)	(25,298,019)
Class Y
Proceeds from Shares issued	52,785	413,686	39,383	286,761	4,508,287	128,755,742	4,398,245	111,297,135
Reinvestment of distributions	7,032	55,408	36,361	250,337	1,106,714	30,755,540	317,429	8,018,203
Cost of Shares redeemed	(258,868)	(2,053,555)	(205,148)	(1,515,781)	(4,375,191)	(125,544,270)	(7,573,840)	(190,634,337)
Change from Class Y Share Transactions	(199,051)	(1,584,461)	(129,404)	(978,683)	1,239,810	33,967,012	(2,858,166)	(71,318,999)
Institutional Class
Proceeds from Shares issued	489,277	3,812,266	114,412	842,904	2,041,573	61,136,861	313,502	7,980,744
Reinvestment of distributions	52,122	405,935	284,299	1,942,357	254,738	7,137,762	39,334	1,000,658
Cost of Shares redeemed	(447,654)	(3,465,013)	(3,060,005)	(22,380,381)	(694,722)	(20,192,453)	(2,203,846)	(54,433,754)
Change from Institutional Class Share Transactions	93,745	753,188	(2,661,294)	(19,595,120)	1,601,589	48,082,170	(1,851,010)	(45,452,352)

Change from Share Transactions	(152,901)	$(1,203,758)	(2,784,002)	$(20,565,880)	552,957	$29,486,603	(7,279,260)	$(167,892,838)

(A) Class B shares automatically convert to Class A shares after 8 years from the initial purchase. The conversion occurs in the month following the 8-year anniversary. During the year ended March 31, 2017, all Class B shares were converted to Class A shares as they reached their 8-year anniversary and are shown as share redemptions for Class B shares above.

See accompanying Notes to Financial Statements.

82

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Sands Capital				Touchstone Small Cap
Emerging Markets Growth Fund				Growth Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
March 31, 2018		March 31, 2017		March 31, 2018		March 31, 2017
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

—	$—	—	$—	797,323	$4,302,633	3,614,218	$18,626,271
—	—	—	—	—	—	36,189	192,888
—	—	—	—	(5,787,580)	(30,581,060)	(4,946,989)	(25,080,223)

—	—	—	—	(4,990,257)	(26,278,427)	(1,296,582)	(6,261,064)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	72,920	332,010	487,377	2,069,131
—	—	—	—	—	—	15,604	68,655
—	—	—	—	(1,295,375)	(5,819,296)	(2,051,056)	(8,714,326)

—	—	—	—	(1,222,455)	(5,487,286)	(1,548,075)	(6,576,540)

7,625,778	97,669,943	5,971,278	60,060,093	15,708,807	93,497,376	35,362,616	202,195,473
—	—	—	—	—	—	210,558	1,250,703
(2,015,311)	(25,789,341)	(2,485,972)	(24,267,752)	(53,924,286)	(330,849,735)	(66,031,347)	(374,886,480)

5,610,467	71,880,602	3,485,306	35,792,341	(38,215,479)	(237,352,359)	(30,458,173)	(171,440,304)

14,639,380	183,478,921	9,707,380	96,179,684	1,537,972	9,301,177	1,293,710	7,420,009
—	—	—	—	—	—	10,078	60,366
(4,130,300)	(51,209,967)	(3,479,384)	(34,592,124)	(3,178,340)	(20,052,502)	(2,755,432)	(15,973,671)

10,509,080	132,268,954	6,227,996	61,587,560	(1,640,368)	(10,751,325)	(1,451,644)	(8,493,296)

16,119,547	$204,149,556	9,713,302	$97,379,901	(46,068,559)	$(279,869,397)	(34,754,474)	$(192,771,204)

83

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Sustainability
	and Impact Equity Fund
	For the Year		For the Year
	Ended		Ended
	March 31, 2018		March 31, 2017
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,146,374	$26,531,636	345,879	$6,944,695
Proceeds from Shares issued in
connection with merger(A)	15,059,186	366,882,146	—	—
Reinvestment of distributions	2,491,351	55,905,909	29,039	585,151
Cost of Shares redeemed	(1,902,098)	(44,334,865)	(2,355,115)	(47,349,366)
Change from Class A Share Transactions	16,794,813	404,984,826	(1,980,197)	(39,819,520)
Class B(B)
Cost of Shares redeemed	—	—	(27,123)	(470,493)
Change from Class B Share Transactions	—	—	(27,123)	(470,493)
Class C
Proceeds from Shares issued	325,409	6,440,754	149,007	2,569,234
Reinvestment of distributions	228,656	4,362,762	1,120	19,562
Cost of Shares redeemed	(1,125,959)	(22,454,884)	(996,552)	(17,254,366)
Change from Class C Share Transactions	(571,894)	(11,651,368)	(846,425)	(14,665,570)
Class Y
Proceeds from Shares issued	3,108,576	74,213,609	3,242,442	66,535,198
Proceeds from Shares issued in
connection with merger(A)	1,194,468	29,944,579	—	—
Reinvestment of distributions	832,351	19,285,566	31,446	650,605
Cost of Shares redeemed	(1,892,189)	(45,196,983)	(1,642,723)	(33,852,465)
Change from Class Y Share Transactions	3,243,206	78,246,771	1,631,165	33,333,338
Institutional Class
Proceeds from Shares issued	593,288	14,439,758	1,064,008	22,131,021
Reinvestment of distributions	205,537	4,768,460	7,533	155,934
Cost of Shares redeemed	(287,080)	(6,870,314)	(81,168)	(1,637,170)
Change from Institutional Class Share Transactions	511,745	12,337,904	990,373	20,649,785

Change from Share Transactions	19,977,870	$483,918,133	(232,207)	$(972,460)

(A) See Note 9 in the Notes to Financial Statements.

(B) Class B shares automatically convert to Class A shares after 8 years from the initial purchase.

The conversion occurs in the month following the 8-year anniversary. During the year ended March 31, 2017, all Class B shares were converted to Class A shares as they reached their 8-year anniversary and are shown as share redemptions for Class B shares above.

See accompanying Notes to Financial Statements.

84

Financial Highlights

Touchstone Flexible Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017		2016	2015	2014
Net asset value at beginning of period	$10.71		$10.58		$10.67	$10.60	$10.94
Income (loss) from investment operations:
Net investment income	0.26		0.30		0.32	0.43	0.51
Net realized and unrealized gains (losses) on investments	0.11		0.11		(0.10)	0.11	(0.37)
Total from investment operations	0.37		0.41		0.22	0.54	0.14
Distributions from:
Net investment income	(0.27)		(0.28)		(0.31)	(0.47)	(0.48)
Net asset value at end of period	$10.81		$10.71		$10.58	$10.67	$10.60
Total return(A)	3.46%		3.93%		2.13%	5.22%	1.45%
Ratios and supplemental data:
Net assets at end of period (000's)	$136,609		$49,544		$57,671	$32,695	$25,928
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.06	%(B)	1.10	%(B)	1.09%	1.09%	0.98%
Gross expenses (including dividend and interest expense on securities sold short)	1.14	%(C)	1.30	%(C)	1.32%	1.35%	1.35%
Net investment income	2.60%		2.74%		3.19%	3.95%	4.82%
Portfolio turnover rate	100	%(D)	127%		122%	102%	44%

Touchstone Flexible Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017		2016	2015	2014
Net asset value at beginning of period	$10.57		$10.44		$10.54	$10.47	$10.82
Income (loss) from investment operations:
Net investment income	0.20		0.20		0.26	0.34	0.43
Net realized and unrealized gains (losses) on investments	0.09		0.13		(0.12)	0.12	(0.37)
Total from investment operations	0.29		0.33		0.14	0.46	0.06
Distributions from:
Net investment income	(0.19)		(0.20)		(0.24)	(0.39)	(0.41)
Net asset value at end of period	$10.67		$10.57		$10.44	$10.54	$10.47
Total return(A)	2.73%		3.22%		1.32%	4.52%	0.61%
Ratios and supplemental data:
Net assets at end of period (000's)	$100,800		$55,043		$45,079	$25,853	$21,043
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.81	%(B)	1.85	%(B)	1.84%	1.84%	1.74%
Gross expenses (including dividend and interest expense on securities sold short)	1.89	%(C)	2.00	%(C)	2.05%	2.10%	2.09%
Net investment income	1.85%		1.99%		2.44%	3.20%	4.07%
Portfolio turnover rate	100	%(D)	127%		122%	102%	44%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.06% and 1.09% and for Class C was 1.81% and 1.84% for the years ended March 31, 2018 and 2017, respectively.
(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.14% and 1.29% and for Class C was 1.89% and 1.99% for the years ended March 31, 2018 and 2017, respectively.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

85

Financial Highlights (Continued)

Touchstone Flexible Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017		2016	2015	2014
Net asset value at beginning of period	$10.75		$10.61		$10.70	$10.62	$10.97
Income (loss) from investment operations:
Net investment income	0.31		0.32		0.36	0.46	0.54
Net realized and unrealized gains (losses) on investments	0.09		0.13		(0.11)	0.12	(0.38)
Total from investment operations	0.40		0.45		0.25	0.58	0.16
Distributions from:
Net investment income	(0.30)		(0.31)		(0.34)	(0.50)	(0.51)
Net asset value at end of period	$10.85		$10.75		$10.61	$10.70	$10.62
Total return	3.71%		4.28%		2.38%	5.58%	1.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$628,693		$464,002		$358,423	$238,081	$151,652
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.82	%(A)	0.85	%(A)	0.84%	0.84%	0.71%
Gross expenses (including dividend and interest expense on securities sold short)	0.90	%(B)	1.00	%(B)	1.05%	1.01%	1.00%
Net investment income	2.84%		2.99%		3.44%	4.21%	5.10%
Portfolio turnover rate	100	%(C)	127%		122%	102%	44%

Touchstone Flexible Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017		2016	2015	2014
Net asset value at beginning of period	$10.74		$10.60		$10.69	$10.62	$10.96
Income (loss) from investment operations:
Net investment income	0.33		0.33		0.36	0.46	0.54
Net realized and unrealized gains (losses) on investments	0.08		0.13		(0.10)	0.12	(0.36)
Total from investment operations	0.41		0.46		0.26	0.58	0.18
Distributions from:
Net investment income	(0.31)		(0.32)		(0.35)	(0.51)	(0.52)
Net asset value at end of period	$10.84		$10.74		$10.60	$10.69	$10.62
Total return	3.81%		4.28%		2.57%	5.58%	1.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$86,578		$104,631		$82,286	$44,732	$41,361
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.72	%(A)	0.75	%(A)	0.74%	0.74%	0.65%
Gross expenses (including dividend and interest expense on securities sold short)	0.86	%(B)	0.92	%(B)	0.94%	0.95%	0.95%
Net investment income	2.94%		3.09%		3.54%	4.30%	5.16%
Portfolio turnover rate	100	%(C)	127%		122%	102%	44%

(A)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.82% and 0.84% and for Institutional Class was 0.72% and 0.74% for the years ended March 31, 2018 and 2017, respectively.
(B)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.90% and 0.99% and for Institutional Class was 0.86% and 0.91% for the years ended March 31, 2018 and 2017, respectively.

(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

86

Financial Highlights (Continued)

Touchstone Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$41.47		$36.68	$37.19	$34.87	$27.55
Income from investment operations:
Net investment income(A)	0.17		0.15	0.16	0.20	0.11
Net realized and unrealized gains on investments	4.02		5.12	0.38	2.23	7.46
Total from investment operations	4.19		5.27	0.54	2.43	7.57
Distributions from:
Net investment income	—		(0.14)	(0.20)	(0.11)	(0.25)
Realized capital gains	(2.73)		(0.34)	(0.85)	—	—
Total distributions	(2.73)		(0.48)	(1.05)	(0.11)	(0.25)
Net asset value at end of period	$42.93		$41.47	$36.68	$37.19	$34.87
Total return(B)	10.13%		14.45%	1.47%	6.99%	27.67%
Ratios and supplemental data:
Net assets at end of period (000's)	$167,354		$425,366	$405,458	$297,072	$233,841
Ratio to average net assets:
Net expenses	1.20%		1.20%	1.20%	1.20%	1.20%
Gross expenses	1.29%		1.28%	1.31%	1.37%	1.46%
Net investment income	0.40%		0.39%	0.43%	0.57%	0.35%
Portfolio turnover rate	8	%(C)	20%	28%	33%	27	%(D)

Touchstone Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$39.90		$35.54	$36.34	$34.32	$27.33
Income (loss) from investment operations:
Net investment loss(A)	(0.14)		(0.13)	(0.11)	(0.06)	(0.13)
Net realized and unrealized gains on investments	3.86		4.94	0.37	2.18	7.38
Total from investment operations	3.72		4.81	0.26	2.12	7.25
Distributions from:
Net investment income	—		(0.11)	(0.21)	(0.10)	(0.26)
Realized capital gains	(2.73)		(0.34)	(0.85)	—	—
Total distributions	(2.73)		(0.45)	(1.06)	(0.10)	(0.26)
Net asset value at end of period	$40.89		$39.90	$35.54	$36.34	$34.32
Total return(B)	9.34%		13.56%	0.73%	6.18%	26.72%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,635		$53,776	$44,338	$9,617	$5,626
Ratio to average net assets:
Net expenses	1.94%		1.95%	1.95%	1.95%	1.95%
Gross expenses	1.94%		1.97%	2.00%	2.09%	2.84%
Net investment loss	(0.34%)		(0.36%)	(0.32%)	(0.18%)	(0.40%)
Portfolio turnover rate	8	%(C)	20%	28%	33%	27	%(D)

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Focused Equity Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

87

Financial Highlights (Continued)

Touchstone Focused Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$42.21		$37.29	$37.76	$35.34	$27.86
Income from investment operations:
Net investment income(A)	0.31		0.27	0.26	0.31	0.19
Net realized and unrealized gains on investments	4.08		5.22	0.39	2.26	7.54
Total from investment operations	4.39		5.49	0.65	2.57	7.73
Distributions from:
Net investment income	(0.37)		(0.23)	(0.27)	(0.15)	(0.25)
Realized capital gains	(2.73)		(0.34)	(0.85)	—	—
Total distributions	(3.10)		(0.57)	(1.12)	(0.15)	(0.25)
Net asset value at end of period	$43.50		$42.21	$37.29	$37.76	$35.34
Total return	10.43%		14.77%	1.75%	7.29%	27.95%
Ratios and supplemental data:
Net assets at end of period (000's)	$972,273		$974,660	$853,900	$756,579	$736,023
Ratio to average net assets:
Net expenses	0.91%		0.92%	0.93%	0.92%	0.94%
Gross expenses	0.91%		0.92%	0.94%	0.97%	1.02%
Net investment income	0.69%		0.68%	0.70%	0.85%	0.61%
Portfolio turnover rate	8	%(B)	20%	28%	33%	27	%(C)

Touchstone Focused Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$42.38		$37.45	$37.91	$35.47	$27.96
Income from investment operations:
Net investment income(A)	0.34		0.30	0.31	0.35	0.24
Net realized and unrealized gains on investments	4.11		5.24	0.39	2.28	7.57
Total from investment operations	4.45		5.54	0.70	2.63	7.81
Distributions from:
Net investment income	(0.42)		(0.27)	(0.31)	(0.19)	(0.30)
Realized capital gains	(2.73)		(0.34)	(0.85)	—	—
Total distributions	(3.15)		(0.61)	(1.16)	(0.19)	(0.30)
Net asset value at end of period	$43.68		$42.38	$37.45	$37.91	$35.47
Total return	10.54%		14.84%	1.89%	7.40%	28.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$22,556		$41,389	$48,805	$51,765	$30,446
Ratio to average net assets:
Net expenses	0.83%		0.83%	0.82%	0.80%	0.80%
Gross expenses	0.92%		0.88%	0.90%	0.88%	1.00%
Net investment income	0.77%		0.76%	0.81%	0.97%	0.75%
Portfolio turnover rate	8	%(B)	20%	28%	33%	27	%(C)

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Focused Equity Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

88

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017		2016	2015	2014
Net asset value at beginning of period	$30.20	$27.35		$33.29	$32.61	$27.05
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(—	)(A)	(0.08)	(0.15)	0.01
Net realized and unrealized gains (losses) on investments	5.89	3.86		(2.90)	4.82	6.91
Total from investment operations	5.78	3.86		(2.98)	4.67	6.92
Distributions from:
Realized capital gains	(3.19)	(1.01)		(2.96)	(3.99)	(1.36)
Net asset value at end of period	$32.79	$30.20		$27.35	$33.29	$32.61
Total return(B)	19.51%	14.38%		(9.12%)	14.99%	25.84%
Ratios and supplemental data:
Net assets at end of period (000's)	$39,901	$38,752		$38,297	$49,162	$47,552
Ratio to average net assets:
Net expenses	1.24%	1.24%		1.24%	1.24%	1.22%
Gross expenses	1.38%	1.39%		1.38%	1.40%	1.43%
Net investment income (loss)	(0.32%)	(0.01%)		(0.24%)	(0.47%)	0.09%
Portfolio turnover rate	86%	90%		137%	87%	79%

Touchstone Growth Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$25.60	$23.51	$29.27	$29.32	$24.62
Income (loss) from investment operations:
Net investment loss	(0.29)	(0.23)	(0.24)	(0.33)	(0.18)
Net realized and unrealized gains (losses) on investments	4.96	3.33	(2.56)	4.27	6.24
Total from investment operations	4.67	3.10	(2.80)	3.94	6.06
Distributions from:
Realized capital gains	(3.19)	(1.01)	(2.96)	(3.99)	(1.36)
Net asset value at end of period	$27.08	$25.60	$23.51	$29.27	$29.32
Total return(B)	18.65%	13.49%	(9.78%)	14.11%	24.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,680	$8,574	$11,665	$13,813	$12,498
Ratio to average net assets:
Net expenses	1.99%	1.99%	1.99%	1.99%	1.97%
Gross expenses	2.29%	2.26%	2.20%	2.21%	2.25%
Net investment loss	(1.07%)	(0.76%)	(0.99%)	(1.22%)	(0.66%)
Portfolio turnover rate	86%	90%	137%	87%	79%

(A)	Less than $0.005 per share.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

89

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$30.87	$27.90	$33.81	$32.97	$27.27
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.10	—	(A)	(0.06)	0.11
Net realized and unrealized gains (losses) on investments	6.03	3.91	(2.95)	4.90	6.96
Total from investment operations	6.01	4.01	(2.95)	4.84	7.07
Distributions from:
Net investment income	—	(0.03)	—	(0.01)	(0.01)
Realized capital gains	(3.19)	(1.01)	(2.96)	(3.99)	(1.36)
Total distributions	(3.19)	(1.04)	(2.96)	(4.00)	(1.37)
Net asset value at end of period	$33.69	$30.87	$27.90	$33.81	$32.97
Total return	19.80%	14.64%	(8.88%)	15.32%	26.23%
Ratios and supplemental data:
Net assets at end of period (000's)	$47,554	$47,222	$83,721	$107,295	$92,063
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.94%	0.92%
Gross expenses	1.07%	1.07%	1.07%	1.01%	1.03%
Net investment income (loss)	(0.07%)	0.24%	0.01%	(0.17%)	0.39%
Portfolio turnover rate	86%	90%	137%	87%	79%

Touchstone Growth Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$31.16	$28.15	$34.05	$33.18	$27.42
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.12	0.01	(0.04)	0.14
Net realized and unrealized gains (losses) on investments	6.10	3.96	(2.95)	4.92	7.01
Total from investment operations	6.11	4.08	(2.94)	4.88	7.15
Distributions from:
Net investment income	—	(0.06)	—	(0.02)	(0.03)
Realized capital gains	(3.19)	(1.01)	(2.96)	(3.99)	(1.36)
Total distributions	(3.19)	(1.07)	(2.96)	(4.01)	(1.39)
Net asset value at end of period	$34.08	$31.16	$28.15	$34.05	$33.18
Total return	19.94%	14.77%	(8.79%)	15.39%	26.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$185,831	$150,038	$176,191	$134,795	$115,769
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.87%	0.84%
Gross expenses	1.01%	1.00%	0.98%	0.97%	0.98%
Net investment income (loss)	0.03%	0.34%	0.11%	(0.10%)	0.47%
Portfolio turnover rate	86%	90%	137%	87%	79%

(A)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

90

Financial Highlights (Continued)

Touchstone International Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended
	March 31,
	2018	2017(A)
Net asset value at beginning of period	$10.80	$10.00
Income from investment operations:
Net investment income	0.04	0.02
Net realized and unrealized gains on investments	2.05	0.80
Total from investment operations	2.09	0.82
Distributions from:
Net investment income	(0.08)	(0.02)
Realized capital gains	(0.01)	—
Total distributions	(0.09)	(0.02)
Net asset value at end of period	$12.80	$10.80
Total return(B)	19.35%	8.26%
Ratios and supplemental data:
Net assets at end of period (000's)	$159	$39
Ratio to average net assets:
Net expenses	1.32%	1.32%
Gross expenses	13.96%	190.56%
Net investment income	0.33%	0.57%
Portfolio turnover rate	51%	63%

Touchstone International Growth Fund— Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended
	March 31,
	2018	2017(A)
Net asset value at beginning of period	$10.74	$10.00
Income (Loss) from investment operations:
Net investment loss	(0.01)	(0.02)
Net realized and unrealized gains on investments	2.00	0.76
Total from investment operations	1.99	0.74
Distributions from:
Net investment income	(0.05)	—
Realized capital gains	(0.01)	—
Total distributions	(0.06)	—
Net asset value at end of period	$12.67	$10.74
Total return(B)	18.53%	7.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$40	$3
Ratio to average net assets:
Net expenses	2.07%	2.07%
Gross expenses	43.83%	291.55%
Net investment loss	(0.42%)	(0.18%)
Portfolio turnover rate	51%	63%

(A)	Represents the period from commencement of operations (April 1, 2016) through March 31, 2017.

(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

91

Financial Highlights (Continued)

Touchstone International Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended
	March 31,
	2018	2017(A)
Net asset value at beginning of period	$10.79	$10.00
Income from investment operations:
Net investment income	0.01	0.08
Net realized and unrealized gains on investments	2.11	0.76
Total from investment operations	2.12	0.84
Distributions from:
Net investment income	(0.10)	(0.05)
Realized capital gains	(0.01)	—
Total distributions	(0.11)	(0.05)
Net asset value at end of period	$12.80	$10.79
Total return	19.63%	8.39%
Ratios and supplemental data:
Net assets at end of period (000's)	$32	$4
Ratio to average net assets:
Net expenses	1.07%	1.07%
Gross expenses	79.43%	276.18%
Net investment income	0.58%	0.82%
Portfolio turnover rate	51%	63%

Touchstone International Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended
	March 31,
	2018	2017(A)
Net asset value at beginning of period	$10.80	$10.00
Income from investment operations:
Net investment income	0.08	0.08
Net realized and unrealized gains on investments	2.05	0.77
Total from investment operations	2.13	0.85
Distributions from:
Net investment income	(0.10)	(0.05)
Realized capital gains	(0.01)	—
Total distributions	(0.11)	(0.05)
Net asset value at end of period	$12.82	$10.80
Total return	19.69%	8.56%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,086	$11,874
Ratio to average net assets:
Net expenses	0.97%	0.97%
Gross expenses	1.57%	1.86%
Net investment income	0.68%	0.92%
Portfolio turnover rate	51%	63%

(A)	Represents the period from commencement of operations (April 1, 2016) through March 31, 2017.

See accompanying Notes to Financial Statements.

92

Financial Highlights (Continued)

Touchstone International Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$7.20	$7.37	$8.41	$9.12	$7.62
Income (loss) from investment operations:
Net investment income	0.12	(A)	0.16	(A)	0.14	(A)	0.18	0.24
Net realized and unrealized gains (losses) on investments	0.98	0.57	(0.97)	(0.63)	1.35
Total from investment operations	1.10	0.73	(0.83)	(0.45)	1.59
Distributions from:
Net investment income	(0.17)	(0.90)	(0.21)	(0.26)	(0.09)
Net asset value at end of period	$8.13	$7.20	$7.37	$8.41	$9.12
Total return(B)	15.37%	10.80%	(9.97%)	(4.95%)	20.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,612	$3,548	$3,700	$5,280	$6,032
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.36%	1.39%	1.37%
Gross expenses	2.66%	2.56%	2.10%	1.97%	1.79%
Net investment income	1.51%	2.16%	1.78%	1.89%	2.32%
Portfolio turnover rate	63%	23%	38%	26%	31%

Touchstone International Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$6.67	$6.83	$7.77	$8.46	$7.10
Income (loss) from investment operations:
Net investment income	0.06	(A)	0.09	(A)	0.08	(A)	0.07	0.15
Net realized and unrealized gains (losses) on investments	0.90	0.54	(0.90)	(0.55)	1.27
Total from investment operations	0.96	0.63	(0.82)	(0.48)	1.42
Distributions from:
Net investment income	(0.12)	(0.79)	(0.12)	(0.21)	(0.06)
Net asset value at end of period	$7.51	$6.67	$6.83	$7.77	$8.46
Total return(B)	14.50%	10.01%	(10.61%)	(5.72%)	20.05%
Ratios and supplemental data:
Net assets at end of period (000's)	$263	$227	$122	$233	$216
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.11%	2.14%	2.12%
Gross expenses	9.12%	11.75%	9.23%	8.35%	6.04%
Net investment income	0.76%	1.41%	1.03%	1.14%	1.57%
Portfolio turnover rate	63%	23%	38%	26%	31%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

93

Financial Highlights (Continued)

Touchstone International Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$7.21	$7.39	$8.41	$9.13	$7.62
Income (loss) from investment operations:
Net investment income	0.14	(A)	0.18	(A)	0.17	(A)	0.23	0.19
Net realized and unrealized gains (losses) on investments	0.98	0.58	(0.98)	(0.66)	1.43
Total from investment operations	1.12	0.76	(0.81)	(0.43)	1.62
Distributions from:
Net investment income	(0.19)	(0.94)	(0.21)	(0.29)	(0.11)
Net asset value at end of period	$8.14	$7.21	$7.39	$8.41	$9.13
Total return	15.64%	11.11%	(9.77%)	(4.72%)	21.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,377	$3,540	$4,583	$35,108	$43,794
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.12%	1.09%	1.04%
Gross expenses	2.27%	2.02%	1.56%	1.36%	1.33%
Net investment income	1.76%	2.41%	2.02%	2.19%	2.65%
Portfolio turnover rate	63%	23%	38%	26%	31%

Touchstone International Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$7.15	$7.35	$8.42	$9.14	$7.62
Income (loss) from investment operations:
Net investment income	0.15	(A)	0.18	(A)	0.17	(A)	0.24	0.28
Net realized and unrealized gains (losses) on investments	0.98	0.59	(0.98)	(0.66)	1.36
Total from investment operations	1.13	0.77	(0.81)	(0.42)	1.64
Distributions from:
Net investment income	(0.20)	(0.97)	(0.26)	(0.30)	(0.12)
Net asset value at end of period	$8.08	$7.15	$7.35	$8.42	$9.14
Total return	15.89%	11.31%	(9.74%)	(4.66%)	21.51%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,419	$14,753	$34,742	$72,607	$83,628
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.99%	0.97%
Gross expenses	1.73%	1.60%	1.29%	1.28%	1.29%
Net investment income	1.86%	2.51%	2.15%	2.29%	2.72%
Portfolio turnover rate	63%	23%	38%	26%	31%

(A)	The net investment income per share was based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

94

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$25.91		$23.28	$27.06	$26.50	$23.61
Income (loss) from investment operations:
Net investment loss	(0.08	)(A)	(0.06)	(0.10)	(0.14)	(0.10)
Net realized and unrealized gains (losses) on investments	4.95		3.31	(1.62)	4.19	5.74
Total from investment operations	4.87		3.25	(1.72)	4.05	5.64
Distributions from:
Realized capital gains	(2.73)		(0.62)	(2.06)	(3.49)	(2.75)
Net asset value at end of period	$28.05		$25.91	$23.28	$27.06	$26.50
Total return(B)	19.28%		14.13%	(6.34%)	16.34%	24.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$218,727		$225,381	$226,201	$267,421	$308,316
Ratio to average net assets:
Net expenses	1.29%		1.30%	1.31%	1.34%	1.38%
Gross expenses	1.29%		1.30%	1.31%	1.34%	1.38%
Net investment loss	(0.29%)		(0.26%)	(0.42%)	(0.55%)	(0.41%)
Portfolio turnover rate	76%		95%	92%	73%	79%

Touchstone Mid Cap Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$17.84		$16.33	$19.78	$20.39	$18.84
Income (loss) from investment operations:
Net investment loss	(0.20	)(A)	(0.22)	(0.21)	(0.24)	(0.22)
Net realized and unrealized gains (losses) on investments	3.36		2.35	(1.18)	3.12	4.52
Total from investment operations	3.16		2.13	(1.39)	2.88	4.30
Distributions from:
Realized capital gains	(2.73)		(0.62)	(2.06)	(3.49)	(2.75)
Net asset value at end of period	$18.27		$17.84	$16.33	$19.78	$20.39
Total return(B)	18.38%		13.28%	(7.02%)	15.51%	23.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$90,502		$113,153	$127,852	$157,315	$149,927
Ratio to average net assets:
Net expenses	2.04%		2.06%	2.06%	2.07%	2.11%
Gross expenses	2.04%		2.06%	2.06%	2.07%	2.11%
Net investment loss	(1.04%)		(1.02%)	(1.17%)	(1.29%)	(1.14%)
Portfolio turnover rate	76%		95%	92%	73%	79%

(A)	The net investment loss per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

95

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017		2016	2015	2014
Net asset value at beginning of period	$26.70		$23.92		$27.71	$27.00	$23.93
Income (loss) from investment operations:
Net investment loss	(0.01	)(A)	(—	)(B)	(0.04)	(0.08)	(0.05)
Net realized and unrealized gains (losses) on investments	5.11		3.40		(1.65)	4.28	5.87
Total from investment operations	5.10		3.40		(1.69)	4.20	5.82
Distributions from:
Net investment income	—		—		(0.04)	—	—
Realized capital gains	(2.73)		(0.62)		(2.06)	(3.49)	(2.75)
Total distributions	(2.73)		(0.62)		(2.10)	(3.49)	(2.75)
Net asset value at end of period	$29.07		$26.70		$23.92	$27.71	$27.00
Total return	19.62%		14.38%		(6.08%)	16.69%	25.17%
Ratios and supplemental data:
Net assets at end of period (000's)	$375,617		$311,865		$347,706	$299,247	$263,578
Ratio to average net assets:
Net expenses	1.02%		1.06%		1.05%	1.07%	1.07%
Gross expenses	1.02%		1.06%		1.05%	1.07%	1.07%
Net investment loss	(0.02%)		(0.02%)		(0.16%)	(0.29%)	(0.11%)
Portfolio turnover rate	76%		95%		92%	73%	79%

Touchstone Mid Cap Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$26.90		$24.07	$27.85	$27.10	$23.99
Income (loss) from investment operations:
Net investment income (loss)	—	(A)(B)	0.10	(0.02)	(0.03)	0.03
Net realized and unrealized gains (losses) on investments	5.15		3.35	(1.65)	4.27	5.83
Total from investment operations	5.15		3.45	(1.67)	4.24	5.86
Distributions from:
Net investment income	—		—	(0.05)	—	—
Realized capital gains	(2.73)		(0.62)	(2.06)	(3.49)	(2.75)
Total distributions	(2.73)		(0.62)	(2.11)	(3.49)	(2.75)
Net asset value at end of period	$29.32		$26.90	$24.07	$27.85	$27.10
Total return	19.62%		14.50%	(5.97%)	16.73%	25.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$95,176		$44,236	$84,152	$102,420	$35,097
Ratio to average net assets:
Net expenses	0.99%		0.99%	0.95%	0.98%	0.97%
Gross expenses	0.99%		1.00%	0.95%	0.98%	0.97%
Net investment income (loss)	0.01%		0.05%	(0.05%)	(0.20%)	0.00	%(C)
Portfolio turnover rate	76%		95%	92%	73%	79%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Less than 0.005%.

See accompanying Notes to Financial Statements.

96

Financial Highlights (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended March 31,			March 31,
	2018	2017	2016	2015(A)
Net asset value at beginning of period	$10.70	$9.40	$10.37	$10.00
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	2.92	1.33	(0.93)	0.40
Total from investment operations	2.86	1.30	(0.97)	0.37
Net asset value at end of period	$13.56	$10.70	$9.40	$10.37
Total return	26.82%	13.83%	(9.35%)	3.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$207,209	$103,467	$58,106	$39,541
Ratio to average net assets:
Net expenses	1.47%	1.49%	1.49%	1.49	%(C)
Gross expenses	1.49%	1.55%	1.59%	1.68	%(C)
Net investment loss	(0.73%)	(0.49%)	(0.52%)	(0.46	%)(C)
Portfolio turnover rate	27%	49%	32%	90	%(B)

Touchstone Sands Capital Emerging Markets Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended March 31,			March 31,
	2018	2017	2016	2015(A)
Net asset value at beginning of period	$10.73	$9.41	$10.37	$10.00
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	2.94	1.35	(0.94)	0.40
Total from investment operations	2.88	1.32	(0.96)	0.37
Net asset value at end of period	$13.61	$10.73	$9.41	$10.37
Total return	26.84%	14.03%	(9.26%)	3.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$374,452	$182,402	$101,401	$32,743
Ratio to average net assets:
Net expenses	1.37%	1.39%	1.39%	1.39	%(C)
Gross expenses	1.41%	1.46%	1.51%	1.59	%(C)
Net investment loss	(0.63%)	(0.39%)	(0.42%)	(0.36	%)(C)
Portfolio turnover rate	27%	49%	32%	90	%(B)

(A)	Represents the period from commencement of operations (May 12, 2014) through March 31, 2015.
(B)	Not annualized.
(C)	Annualized.

See accompanying Notes to Financial Statements.

97

Financial Highlights (Continued)

Touchstone Small Cap Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$5.23	$4.98	$5.70	$5.24	$4.84
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.04)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	0.72	0.32	(0.62)	0.63	1.02
Total from investment operations	0.63	0.28	(0.66)	0.59	1.01
Distributions from:
Realized capital gains	—	(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$5.86	$5.23	$4.98	$5.70	$5.24
Total return(A)	12.05%	5.51%	(11.68%)	11.52%	22.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,401	$44,278	$48,650	$34,017	$35,303
Ratio to average net assets:
Net expenses	1.44%	1.44%	1.44%	1.44%	1.45%
Gross expenses	1.70%	1.60%	1.66%	1.69%	1.81%
Net investment loss	(0.81%)	(0.74%)	(0.94%)	(0.71%)	(0.48%)
Portfolio turnover rate	68%	58%	36%	46%	195	%(B)

Touchstone Small Cap Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$4.31	$4.14	$4.78	$4.45	$4.22
Income (loss) from investment operations:
Net investment loss	(0.18)	(0.10)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	0.66	0.30	(0.51)	0.51	0.88
Total from investment operations	0.48	0.20	(0.58)	0.46	0.84
Distributions from:
Realized capital gains	—	(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$4.79	$4.31	$4.14	$4.78	$4.45
Total return(A)	11.14%	4.70%	(12.26%)	10.64%	21.85%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,840	$12,312	$18,237	$12,651	$7,429
Ratio to average net assets:
Net expenses	2.19%	2.19%	2.19%	2.19%	2.20%
Gross expenses	2.59%	2.51%	2.46%	2.55%	2.65%
Net investment loss	(1.56%)	(1.49%)	(1.69%)	(1.46%)	(1.23%)
Portfolio turnover rate	68%	58%	36%	46%	195	%(B)

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Diversified Small Cap Growth Fund acquired on August 23, 2013. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

98

Financial Highlights (Continued)

Touchstone Small Cap Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$5.84		$5.55	$6.33	$5.78	$5.27
Income (loss) from investment operations:
Net investment loss	(0.06)		(0.03)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.78		0.35	(0.69)	0.69	1.13
Total from investment operations	0.72		0.32	(0.72)	0.68	1.12
Distributions from:
Realized capital gains	—		(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$6.56		$5.84	$5.55	$6.33	$5.78
Total return	12.33%		5.67%	(11.46%)	12.01%	22.88%
Ratios and supplemental data:
Net assets at end of period (000's)	$150,606		$357,216	$508,450	$314,062	$37,030
Ratio to average net assets:
Net expenses	1.19	%(A)	1.19%	1.19%	1.19%	1.20%
Gross expenses	1.33%		1.34%	1.31%	1.36%	1.50%
Net investment loss	(0.56%)		(0.49%)	(0.69%)	(0.46%)	(0.23%)
Portfolio turnover rate	68%		58%	36%	46%	195	%(B)

Touchstone Small Cap Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$5.89	$5.58	$6.35	$5.80	$5.28
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.02)	(—	)(C)
Net realized and unrealized gains (losses) on investments	0.75	0.37	(0.68)	0.70	1.13
Total from investment operations	0.73	0.34	(0.71)	0.68	1.13
Distributions from:
Realized capital gains	—	(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$6.62	$5.89	$5.58	$6.35	$5.80
Total return	12.39%	6.00%	(11.27%)	11.97%	23.04%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,639	$15,558	$22,863	$12,285	$12,372
Ratio to average net assets:
Net expenses	1.04%	1.04%	1.04%	1.04%	1.04%
Gross expenses	1.38%	1.24%	1.23%	1.31%	1.40%
Net investment loss	(0.41%)	(0.35%)	(0.54%)	(0.32%)	(0.07%)
Portfolio turnover rate	68%	58%	36%	46%	195	%(B)

(A)	Net expenses include amounts recouped by the Advisor.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Diversified Small Cap Growth Fund acquired on August 23, 2013. If these transactions were included, portfolio turnover would have been higher.
(C)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

99

Financial Highlights (Continued)

Touchstone Sustainability and Impact Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$21.52	$18.98	$30.96	$31.81	$28.74
Income (loss) from investment operations:
Net investment income	0.03	0.18	0.06	(A)	0.11	0.02
Net realized and unrealized gains (losses) on investments	3.37	2.47	(1.99)	4.87	5.96
Total from investment operations	3.40	2.65	(1.93)	4.98	5.98
Distributions from:
Net investment income	(0.17)	(0.11)	(0.03)	(0.05)	(0.05)
Realized capital gains	(2.74)	—	(10.02)	(5.78)	(2.86)
Total distributions	(2.91)	(0.11)	(10.05)	(5.83)	(2.91)
Net asset value at end of period	$22.01	$21.52	$18.98	$30.96	$31.81
Total return(B)	15.57%	14.01%	(8.73%)	17.17%	21.27%
Ratios and supplemental data:
Net assets at end of period (000's)	$485,413	$113,062	$137,306	$257,273	$287,813
Ratio to average net assets:
Net expenses	1.19%	1.24%	1.24%	1.25%	1.23%
Gross expenses	1.22%	1.36%	1.39%	1.28%	1.29%
Net investment income	0.58%	0.83%	0.31%	0.35%	0.06%
Portfolio turnover rate	72	%(C)	53%	304%	98%	92%

Touchstone Sustainability and Impact Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016		2015	2014
Net asset value at beginning of period	$18.62		$16.47	$28.32		$29.72	$27.17
Income (loss) from investment operations:
Net investment income (loss)	(0.05)		0.01	(0.08	)(A)	(0.12)	(0.21)
Net realized and unrealized gains (losses) on investments	2.85		2.15	(1.75)		4.50	5.62
Total from investment operations	2.80		2.16	(1.83)		4.38	5.41
Distributions from:
Net Investment Income	—		(0.01)	(10.02)		(5.78)	(2.86)
Realized capital gains	(2.74)		—	—		—	—
Total distributions	(2.74)		(0.01)	(10.02)		(5.78)	(2.86)
Net asset value at end of period	$18.68		$18.62	$16.47		$28.32	$29.72
Total return(B)	14.75%		13.12%	(9.41%)		16.30%	20.35%
Ratios and supplemental data:
Net assets at end of period (000's)	$37,513		$48,055	$56,435		$103,861	$111,631
Ratio to average net assets:
Net expenses	1.99%		1.99%	1.99%		2.00%	1.98%
Gross expenses	2.05%		2.12%	2.15%		2.03%	2.04%
Net investment income (loss)	(0.23%)		0.08%	(0.44%)		(0.40%)	(0.69%)
Portfolio turnover rate	72	%(C)	53%	304%		98%	92%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

100

Financial Highlights (Continued)

Touchstone Sustainability and Impact Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$22.11	$19.49	$31.49	$32.23	$29.07
Income (loss) from investment operations:
Net investment income	0.16	0.20	0.13	(A)	0.22	0.09
Net realized and unrealized gains (losses) on investments	3.41	2.58	(2.06)	4.92	6.06
Total from investment operations	3.57	2.78	(1.93)	5.14	6.15
Distributions from:
Net investment income	(0.19)	(0.16)	(0.05)	(0.10)	(0.13)
Realized capital gains	(2.74)	—	(10.02)	(5.78)	(2.86)
Total distributions	(2.93)	(0.16)	(10.07)	(5.88)	(2.99)
Net asset value at end of period	$22.75	$22.11	$19.49	$31.49	$32.23
Total return	15.90%	14.30%	(8.54%)	17.48%	21.62%
Ratios and supplemental data:
Net assets at end of period (000's)	$189,837	$112,790	$67,638	$416,741	$577,708
Ratio to average net assets:
Net expenses	0.94%	0.99%	0.99%	0.99%	0.97%
Gross expenses	0.99%	1.09%	1.14%	1.00%	1.05%
Net investment income	0.82%	1.08%	0.56%	0.61%	0.32%
Portfolio turnover rate	72	%(B)	53%	304%	98%	92%

Touchstone Sustainability and Impact Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended March 31,			March 31,
	2018		2017	2016(C)
Net asset value at beginning of period	$22.13		$19.50	$31.44
Income (loss) from investment operations:
Net Investment income	0.20		0.19	0.11	(A)
Net realized and unrealized gains (losses) on investments	3.38		2.61	(1.98)
Total from investment operations	3.58		2.80	(1.87)
Distributions from:
Net investment income	(0.20)		(0.17)	(0.05)
Realized capital gains	(2.74)		—	(10.02)
Total distributions	(2.94)		(0.17)	(10.07)
Net asset value at end of period	$22.77		$22.13	$19.50
Total return	15.95%		14.41%	(8.49	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$42,196		$29,679	$6,843
Ratio to average net assets:
Net expenses	0.89%		0.89%	0.89	%(E)
Gross expenses	1.01%		1.11%	1.48	%(E)
Net investment income	0.87%		1.18%	0.66	%(E)
Portfolio turnover rate	72	%(B)	53%	304%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(C)	Represents the period from commencement of operations (May 4, 2015) through March 31, 2016.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

101

Notes to Financial Statements

March 31, 2018

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. TheTrust consists of twenty-five funds, including the following nine funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Flexible Income Fund (“Flexible Income Fund”)

Touchstone Focused Fund (“Focused Fund”)

Touchstone Growth Opportunities Fund (“Growth Opportunities Fund”)

Touchstone International Growth Fund (“International Growth Fund”)

Touchstone International Value Fund (“International Value Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Sands Capital Emerging Markets Growth Fund (“Sands Capital Emerging Markets Growth Fund”)

Touchstone Small Cap Growth Fund (“Small Cap Growth Fund”)

Touchstone Sustainability and Impact Equity Fund (“Sustainability and Impact Equity Fund”)

Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund and the Sands Capital Emerging Markets Growth Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

	Class A	Class C	Class Y	Institutional Class
Flexible Income Fund	X	X	X	X
Focused Fund	X	X	X	X
Growth Opportunities Fund	X	X	X	X
International Growth Fund	X	X	X	X
International Value Fund	X	X	X	X
Mid Cap Growth Fund	X	X	X	X
Sands Capital Emerging Markets Growth Fund	—	—	X	X
Small Cap Growth Fund	X	X	X	X
Sustainability and Impact Equity Fund	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

102

Notes to Financial Statements (Continued)

These inputs are summarized in the three broad levels listed below:

•	Level 1	–	quoted prices in active markets for identical securities

•	Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	–	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of March 31, 2018, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended March 31, 2018.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. At March 31, 2018, there were no transfers between Levels 1, 2 and 3 for all Funds, except as discussed in the Portfolio of Investments for the International Value Fund, Sands Capital Emerging Markets Growth Fund and Sustainability and Impact Equity Fund.

During the year ended March 31, 2018, there were no material changes to the valuation policies and techniques.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

103

Notes to Financial Statements (Continued)

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Bank Loans — The Flexible Income Fund had investments in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities.

104

Notes to Financial Statements (Continued)

Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.

As of March 31, 2018, the Fund did not hold any bank loans or unfunded loan commitments.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Flexible Income Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

As of March 31, 2018, the Flexible Income Fund did not hold any securities sold short.

Options — The Flexible Income Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

As of March 31, 2018, the Flexible Income Fund did not hold any options.

Futures Contracts — The Flexible Income Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure

105

Notes to Financial Statements (Continued)

to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of March 31, 2018, the Flexible Income Fund held futures contracts as shown in the Portfolio of Investments and had cash in the amount of $6,012,362 held as collateral for futures contracts.

Swap Contracts — The Flexible Income Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps, have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

106

Notes to Financial Statements (Continued)

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted and segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded on the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

As of March 31, 2018, the Flexible Income Fund did not hold any swap contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended March 31, 2018, the Flexible Income Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic

107

Notes to Financial Statements (Continued)

conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Flexible Income Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Flexible Income Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

108

Notes to Financial Statements (Continued)

As of March 31, 2018, the Flexible Income Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Flexible Income Fund
Futures Contracts	$347,910	$(343,810)
Forward Foreign Currency Contracts	571,421	(37,213)
Total gross amount of assets and liabilities subject to MNA	$919,331	$(381,023)

The following table presents the Flexible Income Fund’s assets net of amounts available for offset under a MNA and net of the related collateral pledged to the Fund as of March 31, 2018:

		Gross
		Amount	Gross Amount Available
		of	for Offset in Statement of	Non-Cash	Cash
	Derivative	Recognized	Assets	Collateral	Collateral	Net
Counterparty	Type	Assets	and Liabilities	Received	Received	Amount(A)
Wells Fargo	Futures Contracts	$347,910	$(343,810)	$—	$—	$4,100
Morgan Stanley	Forward Foreign Currency Contracts	571,421	(37,213)	—	—	534,208

(A) Net amount represents the net amount receivable from the counterparty in the event of default.

The following table presents the Flexible Income Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of March 31, 2018:

		Gross
		Amount
		of	Gross Amount Available	Non-Cash	Cash
	Derivative	Recognized	for Offset in Statement of	Collateral	Collateral	Net
Counterparty	Type	Liabilities	Assets and Liabilities	Pledged	Pledged	Amount(A)
Wells Fargo	Futures Contracts	$343,810	$(343,810)	$—	$—	$—
Morgan Stanley	Forward Foreign Currency Contracts	37,213	(37,213)	—	—	—

(A) Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Flexible Income Fund’s derivative financial instruments by primary risk exposure as of March 31, 2018:

Fair Value of Derivative Investments

As of March 31, 2018

	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Flexible Income Fund	Futures - Interest Rate Contracts*	$—	$(343,810)
	Futures - Equity Contracts*	347,910	—
	Forward Foreign Currency Contracts**	571,421	(37,213)

*	Statements of Assets and Liabilities Location: Unrealized appreciation on futures contracts and unrealized depreciation on futures contracts, respectively.
**	Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts, respectively.

109

Notes to Financial Statements (Continued)

The following table sets forth the effect of the Flexible Income Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2018:

The Effect of Derivative Investments on the Statement of Operations

for the Year Ended March 31, 2018

			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Flexible Income Fund	Purchased Options - Equity Contracts*	$(276,256)	$99,125
	Futures - Equity Contracts**	1,034,201	322,206
	Futures - Interest Rate Contracts**	162,501	(422,092)
	Written Options - Equity Contracts***	194,741	(44,872)
	Written Options - Foreign Currency Contracts***	140,755	(54,435)
	Swap Agreements - Credit Contracts****	(135,475)	—
	Forward - Foreign Currency Contracts*****	(650,144)	627,634

*	Statements of Operations Location: Net realized gains on investments and net change in unrealized appreciation (depreciation) on investments, respectively.
**	Statements of Operations Location: Net realized gains on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
***	Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.
****	Statements of Operations Location: Net realized losses on swap agreements.
*****	Statements of Operations Location: Net realized losses on forward foreign currency contracts and net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.

For the year ended March 31, 2018, the average quarterly balance of outstanding derivative financial instruments for the Flexible Income Fund was as follows:

Flexible
Income
Fund
Equity contracts:
Purchased Options - Cost	$62,425
Written Options - Premiums received	$19,774
Futures - Notional value	$2,014,446
Interest rate contracts:
Futures - Notional value	$45,569,871
Foreign currency contracts:
Written Options - Premiums received	$17,164
Forward foreign currency contracts:
U.S. dollar amount delivered	$4,878,801
U.S. dollar amount received	$11,501,368
Credit contracts:
Credit Default Swaps - Notional value*	$—

* The balance at each quarter end was zero.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next

110

Notes to Financial Statements (Continued)

business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of March 31, 2018, the following Funds loaned securities and received collateral as follows:

			Market
		Market	Value
		Value of	of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
International Growth Fund	Common Stocks	$107,297	$114,510	$7,213
International Value Fund	Common Stocks	1,012,212	1,274,491	262,279
Mid Cap Growth Fund	Common Stocks	199,980	211,200	11,220
Sands Capital Emerging Markets Growth Fund	Common Stocks	2,311,542	2,405,416	93,874
Small Cap Growth Fund	Common Stocks	6,882,652	6,958,978	76,326
Sustainability and Impact Equity Fund	Common Stocks	12,647,600	13,292,220	644,620

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

111

Notes to Financial Statements (Continued)

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issues discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund and the InternationalValue Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Flexible Income Fund declares and distributes net investment income, if any, monthly, as a dividend to shareholders. The International Value Fund declares and distributes net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2018:

	Flexible		Growth
	Income	Focused	Opportunities
	Fund*	Fund**	Fund
Purchases of investment securities	$571,550,196	$98,682,860	$228,540,217
Proceeds from sales and maturities	$540,790,364	$268,774,672	$239,826,499

112

Notes to Financial Statements (Continued)

	International	International	Mid Cap
	Growth	Value	Growth
	Fund	Fund	Fund
Purchases of investment securities	$8,393,387	$14,538,503	$545,276,406
Proceeds from sales and maturities	$7,301,448	$14,608,097	$598,577,622

	Sands Capital
	Emerging		Sustainability
	Markets	Small Cap	and Impact
	Growth	Growth	Equity
	Fund	Fund	Fund*
Purchases of investment securities	$295,492,027	$200,273,472	$401,628,414
Proceeds from sales and maturities	$113,169,515	$457,336,782	$377,983,217

* The cost of purchases and proceeds from sales and maturities on the Flexible Income Fund and the Sustainability and Impact Equity Fund excludes the purchases and sales of the Sentinel Multi-Asset Income Fund and the Sentinel Sustainable Core Opportunities Fund, respectively (see Note 9). If these transactions were included, purchases and sales would have been higher.

** Touchstone Focused Fund had a redemption-in-kind on April 7, 2017, which resulted in a redemption out of the Fund of $196,427,222 and is excluded from the proceeds from sales and maturities. The redemption was comprised of securities and cash in the amount of $196,424,472 and $2,750, respectively.

For the year ended March 31, 2018, purchases and proceeds from sales and maturities in U.S. Government securities were $281,318,526 and $265,470,870, respectively, for the Flexible Income Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the IndependentTrustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $133,776 for the year ended March 31, 2018.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Flexible Income Fund*	0.60% on the first $500 million
0.50% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets in excess of $500 million

113

Notes to Financial Statements (Continued)

Growth Opportunities Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
International Growth Fund	0.90% on the first $500 million
0.85% on the next $1 billion
0.80% on such assets in excess of $1.5 billion
International Value Fund	1.00%
Mid Cap Growth Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
Sands Capital Emerging Markets Growth Fund**	1.00%
Small Cap Growth Fund	1.00% on the first $300 million
0.95% on such assets in excess of $300 million
Sustainability and Impact Equity Fund***	0.65% on the first $1 billion
0.60% on such assets in excess of $1 billion

* Prior to October 28, 2017, the Fund paid 0.70% on the first $500 million, 0.60% on such assets over $500 million.

** Prior to February 16, 2018, the Fund paid 1.15%.

*** Prior to October 28, 2017, the Fund paid 0.75% on the first $200 million, 0.70% on the next $800 million and 0.65% on such assets over $1 billion.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Barrow, Hanley, Mewhinney & Strauss, LLC	Rockefeller & Co., Inc.
International Value Fund	Sustainability and Impact Equity Fund
ClearArc Capital, Inc.	Sands Capital Management, LLC
Flexible Income Fund	Sands Capital Emerging Markets Growth Fund
Fiera Capital Inc.	Westfield Capital Management Company, L.P.
International Growth Fund	Growth Opportunities Fund
Small Cap Growth Fund	Mid Cap Growth Fund
Fort Washington Investment Advisors, Inc.*
Focused Fund

*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers, other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

114

Notes to Financial Statements (Continued)

				Institutional
	Class A	Class C	Class Y	Class
Flexible Income Fund*	1.04%	1.79%	0.79%	0.69%
Focused Fund	1.20%	1.95%	0.95%	0.83%
Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%
International Growth Fund	1.32%	2.07%	1.07%	0.97%
International Value Fund	1.34%	2.09%	1.09%	0.99%
Mid Cap Growth Fund	1.39%	2.14%	1.14%	0.99%
Sands Capital Emerging Markets Growth Fund**	—	—	1.35%	1.25%
Small Cap Growth Fund	1.44%	2.19%	1.19%	1.04%
Sustainability and Impact Equity Fund***	1.17%	1.99%	0.90%	0.89%

*Prior to October 28, 2017, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.09%, 1.84%, 0.84% and 0.74%, respectively.

**Prior to February 16, 2018, the expense limitations for Class Y and Institutional Class shares were 1.49% and 1.39%, respectively.

***Prior to October 28, 2017, the expense limitations for Classes A and Y shares were 1.24% and 0.99%, respectively.

These expense limitations will remain in effect for all Funds through at least July 29, 2018, except for Flexible Income Fund, Sustainability and Impact Equity Fund, and Sands Capital Emerging Market Growth Fund. The expense limitation for Flexible Income Fund and Sustainability and Impact Equity Fund will remain in effect through at least October 26, 2019. The expense limitation for Sands Capital Emerging Markets Growth Fund will remain in effect through at least March 30, 2019. The expense limitation agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended March 31, 2018, the Advisor or its affiliates waived or reimbursed investment advisory fees and administration fees or reimbursed other operating expenses, including distribution fees of the Funds, as follows:

	Investment		Other Operating
	Advisory		Expenses
	Fees	Administration	Reimbursed/
Fund	Waived	Fees Waived	Waived	Total
Flexible Income Fund	$—	$548,328	$195,346	$743,674
Focused Fund	—	—	184,614	184,614
Growth Opportunities Fund	—	117,247	209,394	326,641
International Growth Fund	58,093	21,365	35,574	115,032
International Value Fund	121,123	34,153	69,615	224,891
Mid Cap Growth Fund	—	—	569	569
Sands Capital Emerging Markets Growth Fund	—	—	147,227	147,227
Small Cap Growth Fund	—	415,926	85,061	500,987
Sustainability and Impact Equity Fund	—	74,899	156,413	231,312

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of waiver or reimbursement and the Fund’s current expense limitation.

As of March 31, 2018, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

115

Notes to Financial Statements (Continued)

	Expiration	Expiration	Expiration
	March 31,	March 31,	March 31,
Fund	2019	2020	2021	Total
Flexible Income Fund	$775,043	$988,671	$695,170	$2,458,884
Focused Fund	178,123	23,692	23,561	225,376
Growth Opportunities Fund	227,669	262,643	267,156	757,468
International Growth Fund	—	109,155	114,627	223,782
International Value Fund	327,638	205,902	213,339	746,879
Mid Cap Growth Fund	—	3,217	569	3,786
Sands Capital Emerging Markets Growth Fund	105,154	148,454	147,227	400,835
Small Cap Growth Fund	583,974	732,807	443,707	1,760,488
Sustainability and Impact Equity Fund	358,635	218,763	161,406	738,804

For the year ended March 31, 2018, the Advisor recouped previously waived fees or reimbursed expenses from the Small Cap Growth Fund of $6,596.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to theTrust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

116

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended March 31, 2018:

Fund	Amount
Flexible Income Fund	$16,685
Focused Fund	36,099
Growth Opportunities Fund	5,505
International Growth Fund	1,198
International Value Fund	466
Mid Cap Growth Fund	70,302
Small Cap Growth Fund	3,273
Sustainability and Impact Equity Fund	45,289

In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended March 31, 2018:

Fund	Class A	Class C
Flexible Income Fund	$9	$2,634
Focused Fund	—	2,425
Growth Opportunities Fund	—	9
Mid Cap Growth Fund	—	1,200
Small Cap Growth Fund	—	575
Sustainability and Impact Equity Fund	5	114

INTERFUND TRANSACTIONS

The Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended March 31, 2018, the Funds did not engage in any Rule 17a-7 transactions as defined under the 1940 Act.

5. Liquidity

ReFlow Fund LLC—The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those

117

Notes to Financial Statements (Continued)

shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended March 31, 2018, Reflow was not utilized.

Interfund Lending—Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended March 31, 2018, the following Fund participated as lender in the interfund lending program. The average amount loaned, average interest rate and interest income were as follows:

	Average Amount	Average Interest	Interest
Fund	Loaned	Rate	Income*
Flexible Income Fund	$3,166,304	1.32%	$116

* Included in interest in the Statements of Operations.

During the year ended March 31, 2018, the following Fund participated as a borrower in the interfund lending program. The average amount borrowed, average interest rate and interest expense were as follows:

	Average Amount	Average Interest	Interest
Fund	Borrowed	Rate	Expense*
Small Cap Growth Fund	$3,026,410	1.32%	$890

* Included in other expenses in the Statements of Operations.

6. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2018 and March 31, 2017 are as follows:

	Flexible				Growth
	Income Fund		Focused Fund		Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2018	2017	2018	2017
From ordinary income	$21,745,871	$18,697,931	$29,800,080	$7,223,956	$15,769,503	$6,735,141
From long-term capital gains	—	—	52,684,335	12,445,614	9,585,119	1,718,652
Total distributions	$21,745,871	$18,697,931	$82,484,415	$19,669,570	$25,354,622	$8,453,793

118

Notes to Financial Statements (Continued)

	International		International		Mid Cap
	Growth Fund		Value Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017*	2018	2017	2018	2017
From ordinary income	$120,476	$54,008	$567,021	$2,828,829	$12,550,670	$—
From long-term capital gains	8,512	—	—	—	61,432,239	19,400,314
Total distributions	$128,988	$54,008	$567,021	$2,828,829	$73,982,909	$19,400,314

	Sands Capital				Sustainability
	Emerging Markets		Small Cap		and Impact Equity
	Growth Fund		Growth Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2018	2017	2018	2017
From ordinary income	$—	$—	$—	$—	$5,228,811	$1,573,282
From long-term capital gains	—	—	—	1,973,248	84,572,202	—
Total distributions	$—	$—	$—	$1,973,248	$89,801,013	$1,573,282

* Represents the period from commencement of operations (April 1, 2016) through March 31, 2017.

The following information is computed on a tax basis for each item as of March 31, 2018:

	Flexible		Growth
	Income	Focused	Opportunities
	Fund	Fund	Fund
Tax cost of portfolio investments	$934,100,847	$900,895,689	$222,682,297
Gross unrealized appreciation on investments	17,318,967	346,338,847	66,096,531
Gross unrealized depreciation on investments	(15,680,286)	(43,548,221)	(4,918,748)
Net unrealized appreciation (depreciation) on investments	1,638,681	302,790,626	61,177,783
Gross unrealized appreciation on foreign currency transactions and derivatives	1,158	—	—
Gross unrealized depreciation on foreign currency transactions and derivatives	(25,045)	—	—
Net unrealized depreciation on foreign currency transactions and derivatives	(23,887)	—	—
Other temporary differences	(2,895)	—	—
Undistributed ordinary income	1,346,242	7,638,867	—
Undistributed capital gains	4,234,655	23,979,659	5,747,056
Accumulated earnings (deficit)	$7,192,796	$334,409,152	$66,924,839

	International	International	Mid Cap
	Growth	Value	Growth
	Fund	Fund	Fund
Tax cost of portfolio investments	$12,812,509	$25,083,602	$587,414,935
Gross unrealized appreciation on investments	2,860,802	2,617,027	198,349,849
Gross unrealized depreciation on investments	(218,245)	(2,044,467)	(10,299,318)
Net unrealized appreciation (depreciation) on investments	2,642,557	572,560	188,050,531
Gross unrealized appreciation on foreign currency transactions	—	731	—
Gross unrealized depreciation on foreign currency transactions	—	(116)	—
Net unrealized depreciation on foreign currency transactions	—	615	—
Capital loss carryforwards	—	(9,586,442)	—

119

Notes to Financial Statements (Continued)

	International	International	Mid Cap
	Growth	Value	Growth
	Fund	Fund	Fund
Undistributed ordinary income	$19,392	$481,214	$13,059,653
Undistributed capital gains	352,258	—	25,205,065
Accumulated earnings (deficit)	$3,014,207	$(8,532,053)	$226,315,249

	Sands Capital
	Emerging Markets	Small Cap	Sustainability
	Growth	Growth	and Impact Equity
	Fund	Fund	Fund
Tax cost of portfolio investments	$456,256,819	$161,635,050	$644,067,679
Gross unrealized appreciation on investments	140,362,555	38,831,712	138,675,902
Gross unrealized depreciation on investments	(17,921,640)	(6,929,053)	(18,578,694)
Net unrealized appreciation (depreciation) on investments	122,440,915	31,902,659	120,097,208
Gross unrealized appreciation on foreign currency transactions and deferred foreign capital gains tax	—	—	23
Gross unrealized depreciation on foreign currency transactions and deferred foreign capital gains tax	(907,768)	—	(11,177)
Net unrealized depreciation on foreign currency transactions and deferred foreign capital gains tax	(907,768)	—	(11,154)
Post-October and Qualified Late-Year Losses	(1,475,036)	—	—
Capital loss carryforwards	(4,209,065)	—	—
Undistributed ordinary income	—	843,908	2,287,722
Undistributed capital gains	—	11,579,381	10,892,758
Accumulated earnings (deficit)	$115,849,046	$44,325,948	$133,266,534

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities and investments in passive foreign investment company (“PFIC”) adjustments.

As of March 31, 2018, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No	No
	Expiration	Expiration
Fund	Short Term	Long Term	Total
International Value Fund	$2,874,987	$6,711,455	$9,586,442
Sands Capital Emerging Markets Growth Fund	4,209,065	—	4,209,065

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2018, the following Funds utilized capital loss carryforwards or had capital loss carryforwards expire as follows:

Fund	Utilized	Expired
Flexible Income Fund	$6,355,592	$—
International Growth Fund	242,445	—
International Value Fund	318,875	70,912,135
Sands Capital Emerging Markets Growth Fund	7,804,460	—
Small Cap Growth Fund	24,155,339	—
Sustainability and Impact Equity Fund	11,335,434	—

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated

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Notes to Financial Statements (Continued)

as occurring on the first day of the following fiscal year. For the year ended March 31, 2018, the Funds elected to defer the following losses:

	Realized	Ordinary
Fund	Capital Losses	Losses	Total
Sands Capital Emerging Markets Growth Fund	$—	$1,475,036	$1,475,036

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2015 through 2018) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of foreign currency gains/losses, paydown gains/losses on mortgage backed and asset backed securities, gains/losses from passive foreign investment companies, net operating losses, re-designation of dividends paid, swap reclassifications, forward currency contracts reclassifications, foreign futures reclassifications, acquired wash sales from mergers, in-kind distributions for shareholder redemptions, capital gain adjustment on sale of partnership, deemed distributions on shareholder redemptions, nontaxable and/or capital gain distributions reclassification and capital loss carryforwards expiration adjustments have been made to the following Funds for the year ended March 31, 2018:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Flexible Income Fund	$4,406	$(1,089,033)	$1,084,627
Focused Fund	66,618,484	(1,688,123)	(64,930,361)
Growth Opportunities Fund	—	202,619	(202,619)
International Growth Fund	—	3,224	(3,224)
International Value Fund	(70,912,135)	465,054	70,447,081
Mid Cap Growth Fund	—	2,622,201	(2,622,201)
Sands Capital Emerging Markets Growth Fund	(1,902,494)	1,717,291	185,203
Small Cap Growth Fund	—	2,292,827	(2,292,827)
Sustainability and Impact Equity Fund	83,396	583,519	(666,915)

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political

121

Notes to Financial Statements (Continued)

or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Mergers

Flexible Income Fund:

The shareholders of the Sentinel Multi-Asset Income Fund, a series of the Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Sentinel Multi-Asset Income Fund to the Touchstone Flexible Income Fund. The tax-free merger took place on October 27, 2017.

				After
	Before Reorganization			Reorganization
	Sentinel		Touchstone	Touchstone
	Multi-Asset		Flexible	Flexible
	Income Fund		Income Fund	Income Fund
Class A
Shares	9,063,086	(A)	4,559,664	13,622,750
Net Assets	$99,393,351		$50,004,817	$149,398,168
Net Asset Value	$10.97	(A)	$10.97	$10.97
Class C
Shares	6,398,405	(B)	4,812,158	11,210,563
Net Assets	$69,228,625		$52,065,980	$121,294,605
Net Asset Value	$10.82	(B)	$10.82	$10.82

122

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Sentinel		Touchstone	Touchstone
	Multi-Asset		Flexible	Flexible
	Income Fund		Income Fund	Income Fund
Class Y*
Shares	4,717,881	(C)	51,502,699	56,220,580
Net Assets	$51,897,275		$566,535,937	$618,433,212
Net Asset Value	$11.00	(C)	$11.00	$11.00
Institutional Class
Shares	—		9,032,583	9,032,583
Net Assets	$—		$99,330,556	$99,330,556
Net Asset Value	$—		$11.00	$11.00
Fund Total
Shares Outstanding	17,801,358		69,907,104	90,086,476
Net Assets	$220,519,251		$767,937,290	$988,456,541
Unrealized Appreciation	$8,201,027		$20,254,664	$28,455,691

(A)Reflects a 1.1325:1 reverse stock split which occurred on the date of reorganization, October 27, 2017.

(B)Reflects a 1.1411:1 reverse stock split which occurred on the date of reorganization, October 27, 2017.

(C)Reflects a 1.1256:1 reverse stock split which occurred on the date of reorganization, October 27, 2017.

* The Sentinel Multi-Asset Income Fund had Class I shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Flexible Income Fund.

Assuming this reorganization had been completed on April 1, 2017, the Flexible Income Fund’s results of operations for the year ended March 31, 2018 (unaudited) would have been as follows:

Net investment income	$29,517,381
Net realized and unrealized gains (losses) on investments, foreign currency and derivatives	$6,551,457
Net increase in net assets resulting from operations	$36,068,838

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Flexible Income Fund that have been included in its statement of operations since the reorganization.

Sustainability and Impact Equity Fund:

The shareholders of the Sentinel Sustainable Core Opportunities Fund, a series of the Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Sentinel Sustainable Core Opportunities Fund to the Touchstone Sustainability and Impact Equity Fund. The tax-free merger took place on October 27, 2017.

123

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Sentinel		Touchstone	Touchstone
	Sustainable		Sustainability	Sustainability
	Core		and	and
	Opportunities		Impact Equity	Impact Equity
	Fund		Fund	Fund
Class A
Shares	15,059,186	(A)	5,341,974	20,401,160
Net Assets	$366,882,146		$130,145,017	$497,027,163
Net Asset Value	$24.36	(A)	$24.36	$24.36
Class C
Shares	—		1,938,144	1,938,144
Net Assets	$—		$40,684,897	$40,684,897
Net Asset Value	$—		$20.99	$20.99
Class Y*
Shares	1,194,468	(B)	6,049,314	7,243,782
Net Assets	$29,944,579		$151,652,545	$181,597,124
Net Asset Value	$25.07	(B)	$25.07	$25.07
Institutional Class
Shares	—		1,507,931	1,507,931
Net Assets	$—		$37,853,181	$37,853,181
Net Asset Value	$—		$25.10	$25.10
Fund Total
Shares Outstanding	16,455,114		14,837,363	31,091,017
Net Assets	$396,826,725		$360,335,640	$757,162,365
Unrealized Appreciation	$147,234,940		$65,885,795	$213,120,735

(A)Reflects a 0.9897:1 stock split which occurred on the date of reorganization, October 27, 2017.

(B)Reflects a 0.9645:1 stock split which occurred on the date of reorganization, October 27, 2017.

* The Sentinel Sustainable Core Opportunities Fund had Class I shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Sustainability and Impact Equity Fund.

Assuming this reorganization had been completed on April 1, 2017, the Sustainability and Impact Equity Fund’s results of operations for the year ended March 31, 2018 (unaudited) would have been as follows:

Net investment income	$5,616,467
Net realized and unrealized gains (losses) on investments and foreign currency	$93,683,687
Net increase in net assets resulting from operations	$99,300,154

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Sustainability and Impact Equity Fund that have been included in its statement of operations since the reorganization.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on May 17, 2018, the Board approved a plan to close and liquidate the International Growth Fund due to its small size and limited growth potential. The Fund is expected to be closed and liquidated on or about July 30, 2018.

124

Notes to Financial Statements (Continued)

The Board also approved the reorganization (the “Reorganization”) of the Small Cap Growth Fund into the Touchstone Small Company Fund, a series of the Trust, subject to shareholder approval. The Reorganization, if approved, is expected to be completed on or about September 21, 2018.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

125

Report of Independent Registered Public Accounting Firm

To the Shareholders of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund,Touchstone International Growth Fund,Touchstone International Value Fund,Touchstone Mid Cap Growth Fund, Touchstone Sands Capital Emerging Markets Growth Fund, Touchstone Small Cap Growth Fund and Touchstone Sustainability and Impact Equity Fund and the Board of Trustees of Touchstone Strategic Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Growth Fund, Touchstone International Value Fund,Touchstone Mid Cap Growth Fund,Touchstone Sands Capital Emerging Markets Growth Fund, Touchstone Small Cap Growth Fund and Touchstone Sustainability and Impact Equity Fund (collectively referred to as the “Funds”), (nine of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Touchstone Strategic Trust) at March 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual funds
constituting
Touchstone Strategic	Statement of	Statements of
Trust	operations	changes in net assets	Financial highlights
Touchstone Flexible Income Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
Touchstone Focused Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
Touchstone Growth Opportunities Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
Touchstone International Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018
Touchstone International Value Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
Touchstone Mid Cap Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
Touchstone Sands Capital Emerging Markets Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the three years in the period ended March 31, 2018 and the period from May 12, 2014 (commencement of operations) through March 31, 2015
Touchstone Small Cap Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
Touchstone Sustainability and Impact Equity Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018

126

Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

May 21, 2018

127

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2018 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Flexible Income Fund	8.86%
Focused Fund	72.84%
Growth Opportunities Fund	14.43%
International Growth Fund	100.00%
International Value Fund	74.04%
Mid Cap Growth Fund	22.53%
Sustainability and Impact Equity Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2018 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Flexible Income Fund	6.01%
Focused Fund	62.07%
Growth Opportunities Fund	12.95%
Mid Cap Growth Fund	21.18%
Sustainability and Impact Equity Fund	54.85%

For the fiscal year ended March 31, 2018, the Funds designated long-term capital gains as follows:

Flexible Income Fund	$4,234,655
Focused Fund	62,274,893
Growth Opportunities Fund	15,332,175
International Growth Fund	360,770
Mid Cap Growth Fund	61,432,239
Small Cap Growth Fund	11,579,381
Sustainability and Impact Equity Fund	95,464,960

Foreign Tax Income & Foreign Tax Credit

The International Growth Fund and International Value Fund intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2018, the total amount of foreign source income was $259,997 or $0.22 per share for the International Growth Fund and $705,260 or $0.24 per share for the International Value Fund. The total amount of foreign taxes to be paid was $18,636 or $0.02 per share for the International Growth Fund and $44,933 or $0.02 per share for the International Value Fund. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website

128

Other Items (Unaudited) (Continued)

sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 through March 31, 2018).

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

129

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2018	2017	2018	2018*
Touchstone Flexible Income Fund
Class A	Actual	1.05%	$1,000.00	$999.40	$5.23	**
Class A	Hypothetical	1.05%	$1,000.00	$1,019.70	$5.29	**

Class C	Actual	1.80%	$1,000.00	$995.70	$8.96	**
Class C	Hypothetical	1.80%	$1,000.00	$1,015.96	$9.05	**

Class Y	Actual	0.80%	$1,000.00	$1,000.70	$3.99	**
Class Y	Hypothetical	0.80%	$1,000.00	$1,020.94	$4.03	**

Institutional Class	Actual	0.70%	$1,000.00	$1,001.20	$3.49	**
Institutional Class	Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53	**

Touchstone Focused Fund
Class A	Actual	1.20%	$1,000.00	$1,048.30	$6.13
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class C	Actual	1.93%	$1,000.00	$1,044.50	$9.84
Class C	Hypothetical	1.93%	$1,000.00	$1,015.31	$9.70

Class Y	Actual	0.92%	$1,000.00	$1,049.60	$4.70
Class Y	Hypothetical	0.92%	$1,000.00	$1,020.34	$4.63

Institutional Class	Actual	0.83%	$1,000.00	$1,050.10	$4.24
Institutional Class	Hypothetical	0.83%	$1,000.00	$1,020.79	$4.18

Touchstone Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$1,077.70	$6.42
Class A	Hypothetical	1.24%	$1,000.00	$1,018.75	$6.24

Class C	Actual	1.99%	$1,000.00	$1,073.70	$10.29
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00

Class Y	Actual	0.99%	$1,000.00	$1,078.90	$5.13
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Institutional Class	Actual	0.89%	$1,000.00	$1,079.30	$4.61
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48

Touchstone International Growth Fund
Class A	Actual	1.32%	$1,000.00	$1,037.80	$6.71
Class A	Hypothetical	1.32%	$1,000.00	$1,018.35	$6.64

Class C	Actual	2.07%	$1,000.00	$1,034.20	$10.50
Class C	Hypothetical	2.07%	$1,000.00	$1,014.61	$10.40

Class Y	Actual	1.07%	$1,000.00	$1,039.30	$5.44
Class Y	Hypothetical	1.07%	$1,000.00	$1,019.60	$5.39

Institutional Class	Actual	0.97%	$1,000.00	$1,039.90	$4.93
Institutional Class	Hypothetical	0.97%	$1,000.00	$1,020.09	$4.89

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Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2018	2017	2018	2018*
Touchstone International Value Fund
Class A	Actual	1.34%	$1,000.00	$1,031.90	$6.79
Class A	Hypothetical	1.34%	$1,000.00	$1,018.25	$6.74

Class C	Actual	2.09%	$1,000.00	$1,028.80	$10.57
Class C	Hypothetical	2.09%	$1,000.00	$1,014.51	$10.50

Class Y	Actual	1.09%	$1,000.00	$1,033.10	$5.53
Class Y	Hypothetical	1.09%	$1,000.00	$1,019.50	$5.49

Institutional Class	Actual	0.99%	$1,000.00	$1,035.30	$5.02
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Touchstone Mid Cap Growth Fund
Class A	Actual	1.29%	$1,000.00	$1,087.40	$6.71
Class A	Hypothetical	1.29%	$1,000.00	$1,018.50	$6.49

Class C	Actual	2.00%	$1,000.00	$1,083.60	$10.39
Class C	Hypothetical	2.00%	$1,000.00	$1,014.96	$10.05

Class Y	Actual	1.01%	$1,000.00	$1,089.30	$5.26
Class Y	Hypothetical	1.01%	$1,000.00	$1,019.90	$5.09

Institutional Class	Actual	0.99%	$1,000.00	$1,088.90	$5.16
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Touchstone Sands Capital Emerging Markets Growth Fund
Class Y	Actual	1.45%	$1,000.00	$1,086.50	$7.54
Class Y	Hypothetical	1.45%	$1,000.00	$1,017.70	$7.29

Institutional Class	Actual	1.35%	$1,000.00	$1,087.10	$7.02
Institutional Class	Hypothetical	1.35%	$1,000.00	$1,018.20	$6.79

Touchstone Small Cap Growth Fund
Class A	Actual	1.44%	$1,000.00	$1,054.00	$7.37
Class A	Hypothetical	1.44%	$1,000.00	$1,017.75	$7.24

Class C	Actual	2.19%	$1,000.00	$1,048.10	$11.18
Class C	Hypothetical	2.19%	$1,000.00	$1,014.01	$11.00

Class Y	Actual	1.19%	$1,000.00	$1,054.70	$6.10
Class Y	Hypothetical	1.19%	$1,000.00	$1,019.00	$5.99

Institutional Class	Actual	1.04%	$1,000.00	$1,055.80	$5.33
Institutional Class	Hypothetical	1.04%	$1,000.00	$1,019.75	$5.24

131

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2018	2017	2018	2018*
Touchstone Sustainability and Impact Equity Fund
Class A	Actual	1.17%	$1,000.00	$1,035.00	$5.94
Class A	Hypothetical	1.17%	$1,000.00	$1,019.10	$5.89

Class C	Actual	1.99%	$1,000.00	$1,031.20	$10.08
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00

Class Y	Actual	0.91%	$1,000.00	$1,036.70	$4.62
Class Y	Hypothetical	0.91%	$1,000.00	$1,020.39	$4.58

Institutional Class	Actual	0.89%	$1,000.00	$1,036.70	$4.52
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

** Excluding dividend and interest expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.23, $8.96, $3.99 and $3.49, respectively, and your hypothetical cost of investment in Class A, Class C, ClassY and Institutional Class would be $5.29, $9.05, $4.03 and $3.53, respectively.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 16, 2017, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

132

Other Items (Unaudited) (Continued)

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the Sub-Advisor that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ anticipated level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six month periods ended June 30, 2017,

133

Other Items (Unaudited) (Continued)

as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of each Fund in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Flexible Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended June 30, 2017 was in the 2nd quintile, the Fund’s performance for the twelve-month period ended June 30, 2017 was in the 4th quintile, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 1st quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, particularly in light of the current market environment, and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2017 was in the 5th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, particularly in light of the current market environment, and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and the twelve-month periods ended June 30, 2017 was in the 2nd quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

134

Other Items (Unaudited) (Continued)

Touchstone International Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and at the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended June 30, 2017 was in the 3rd quintile of its peer group, and the Fund’s performance for the twelve-month period ended June 30, 2017 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone International Value Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended June 30, 2017 was in the 2nd quintile of its peer group, the Fund’s performance for the twelve-month period ended June 30, 2017 was in the 1st quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, particularly in light of the current market environment, and management’s continued monitoring of the Fund’s performance. Based upon their review, theTrustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2017 was in the 3rd quintile of its peer group, and the Fund’s performance for the thirty-six month period ended June 30, 2017 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended June 30, 2017 was in the 2nd quintile of its peer group, the Fund’s performance for the twelve-month period ended June 30, 2017 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 1st quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, particularly in light of the current market environment, and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Small Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s

135

Other Items (Unaudited) (Continued)

performance for the six-, twelve- and thirty-six-month periods ended June 30, 2017 was in the 5th quintile of its peer group. The Board considered management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Sustainability and Impact Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2017 was in the 2nd quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each Fund, except the Touchstone International Value Fund and the Touchstone Sands Capital Emerging Markets Growth Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Touchstone International Value Fund and the Touchstone Sands Capital Emerging Markets Growth Fund would not be appropriate at this time. The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, has been or is being addressed; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the

136

Other Items (Unaudited) (Continued)

Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of one of the Sub-Advisors with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but two of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Flexible Income Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone International Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

137

Other Items (Unaudited) (Continued)

Touchstone International Value Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Small Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Sustainability and Impact Equity Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month, and thirty-six month periods ended June 30, 2017, as applicable, as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, has been or is being addressed; (d) each Fund’s sub-advisory fees are reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

138

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	49	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	49	None.

139

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	49	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

[2]	As of March 31, 2018, the Touchstone Fund Complex consists of 25 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

140

Management of the Trust (Unaudited) (Continued)

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard The Bank of New York Mellon 201 Washington Street, 13th Floor Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of The Bank of New York Mellon.

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

143

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54-TST-AR-1803

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (March Funds) totaled $161,600 and $151,500 for the fiscal years ended March 31, 2018 and 2017, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $11,525 and $7,273 for the fiscal years ended March 31, 2018 and March 31, 2017, respectively. The fees for 2018 relate to consent filings for N-14s. The fees for 2017 relate to additional audit procedures.

Tax Fees

(c)	The Fees for tax compliance services totaled $78,983 and $59,315 for the fiscal years ended March 31, 2018 and 2017, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and out of scope tax services.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $38,914 and $32,347 for the fiscal years ended March 31, 2018 and 2017, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (March Funds) and certain entities*, totaled approximately $129,422 and $98,935 for the fiscal years ended March 31, 2018 and 2017, respectively.

*	These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Touchstone Strategic Trust

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date       May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date       May 25, 2018

By (Signature and Title)*   /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date       May 25, 2018

* Print the name and title of each signing officer under his or her signature.